UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7205

Variable Insurance Products Fund III
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2010

Item 1. Reports to Stockholders

Fidelity® Variable Insurance Products:
Balanced Portfolio

Annual Report

December 31, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Managers' review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

The general research services agreement with Fidelity Research & Analysis Company has been terminated and is no longer in effect for the fund.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2010	Past 1 year	Past 5 years	Past 10 years
VIP Balanced Portfolio - Initial Class	18.07%	5.65%	4.50%
VIP Balanced Portfolio - Service Class	17.99%	5.54%	4.39%
VIP Balanced Portfolio - Service Class 2	17.76%	5.39%	4.23%
VIP Balanced Portfolio - Investor Class A	17.99%	5.55%	4.44%

A The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. Had Investor Class's transfer agent fee been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Balanced Portfolio - Initial Class on December 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: While market improvements around the world hit a speed bump in the first half of the 12-month period ending December 31, 2010, world economies re-accelerated in August, supported by a broadening recovery and low inflation in the U.S. Domestic stock markets recorded solid gains for the year, lifted by a strong second-half rally fueled by economic optimism, encouraging earnings reports and a wave of corporate mergers. The large-cap S&P 500® Index rose 15.06%, the blue-chip-laden Dow Jones Industrial AverageSM added 14.06% and the technology-heavy Nasdaq Composite® Index climbed 18.02%. Meanwhile, international stocks, as represented by the MSCI® ACWI® (All Country World Index) ex USA Index, gained 11.29%, boosted in part by a depreciating U.S. dollar. In the fixed-income arena, U.S. taxable investment-grade bonds generated positive results during 2010, as the Barclays Capital® U.S. Aggregate Bond Index gained 6.54%. With ultra-low interest rates bolstering nearly all fixed-income securities for most of the year, sectors in the index with higher yields and more credit risk generally fared best, while most high-quality bonds generated more-moderate returns. Meanwhile, high-yield bonds, as represented by The BofA Merrill LynchSM US High Yield Constrained Index, returned 15.07%, a result of improved economic data and strengthening investor demand. Overseas, foreign bond markets showed mixed results, with a sizable disparity between the 3.97% return of the Citigroup® Non-U.S. Group of 7 Index - which measures the performance of sovereign debt of the major global economies outside the U.S. - and the 12.04% advance of the JPMorgan Emerging Markets Bond Index Global (EMBI Global), which benefited from the rising overall credit quality of emerging-markets debt issuers.

Comments from Lawrence Rakers and Ford O'Neil, Co-Portfolio Managers of VIP Balanced Portfolio: During the past year, the fund's share classes finished nearly six percentage points ahead of the 12.13% return of the Fidelity Balanced 60/40 Composite Index. (For specific portfolio performance results, please refer to the performance section of this report.) The stock and investment-grade bond subportfolios both handily outperformed their respective benchmarks, the S&P 500® Index and the Barclays Capital® U.S. Aggregate Bond Index. Favorable security selection on the stock side was the driving force behind the fund's outperformance, and security selection in bonds also added value. Additionally, the decision to overweight stocks and underweight bonds bolstered the fund's results. In the stock subportfolio, security selection contributed in eight out of 10 sectors, with only a modest negative impact in utilities and telecommunication services. Strong picks lifted results the most in health care, information technology, materials and industrials. Market selection also aided fund performance, but to a much lesser extent. The stock subportfolio's top relative contributor was an out-of-index stake in Atmel, which makes semiconductors that support a variety of touch-screen applications. Anticipation of rising demand for touch-screen products, such as tablet computers, coupled with some corporate restructuring initiatives, enabled the stock's price to more than double during the period. Another contributor - and out-of-index position - was Northern Oil & Gas. Additionally, not owning health care products maker Johnson & Johnson and underweighting software giant Microsoft - both poor-performing index components - helped the subportfolio's return. I sold Microsoft during the period. Conversely, underweighting consumer electronics/computer maker Apple, a strong-performing index component, hampered performance. We added significantly to the fund's position in Apple, making it the subportfolio's largest holding by period end. Additionally, an out-of-index stake in natural gas producer Petrohawk Energy fared poorly. On the bond side - represented by VIP Investment Grade Central Fund - significantly overweighting higher-yielding, riskier segments of the investment-grade bond market - notably, corporate bonds and commercial mortgage-backed securities - had a positive impact, as they outpaced the Barclays index by a wide margin. A corresponding underweighting in nominal U.S. Treasuries and government-agency-backed debentures also helped because they lagged the index. Advantageous security selection also bolstered the fund's relative performance, particularly among corporates and agency mortgage-backed securities.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 to December 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period* July 1, 2010 to December 31, 2010
Initial Class	.53%
Actual		$ 1,000.00	$ 1,214.70	$ 2.96
HypotheticalA		$ 1,000.00	$ 1,022.53	$ 2.70
Service Class	.66%
Actual		$ 1,000.00	$ 1,214.00	$ 3.68
HypotheticalA		$ 1,000.00	$ 1,021.88	$ 3.36
Service Class 2.78%
Actual		$ 1,000.00	$ 1,212.80	$ 4.35
HypotheticalA		$ 1,000.00	$ 1,021.27	$ 3.97
Investor Class	.62%
Actual		$ 1,000.00	$ 1,214.10	$ 3.46
HypotheticalA		$ 1,000.00	$ 1,022.08	$ 3.16

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of its investments in each Fidelity Central Fund.

Top Five Stocks as of December 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	1.8	1.4
Wells Fargo & Co.	1.2	1.3
Citigroup, Inc.	1.2	0.4
JPMorgan Chase & Co.	1.1	1.1
The Coca-Cola Co.	0.9	0.5
	6.2
Top Five Bond Issuers as of December 31, 2010
(with maturities greater than one year)	% of fund's net assets	% of fund's net assets 6 months ago
Fannie Mae	8.1	6.4
U.S. Treasury Obligations	6.5	9.1
Ginnie Mae	0.8	0.8
Freddie Mac	0.6	0.7
Morgan Stanley	0.2	0.2
	16.2
Top Five Market Sectors as of December 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	14.9	15.3
Information Technology	12.3	12.0
Industrials	10.6	9.8
Energy	9.2	8.2
Consumer Discretionary	9.2	8.1
Asset Allocation (% of fund's net assets)
As of December 31, 2010 *		As of June 30, 2010 **
	Stocks 69.3%		Stocks 64.4%
	Bonds 28.8%		Bonds 32.6%
	Short-Term Investments and Net Other Assets 1.9%		Short-Term Investments and Net Other Assets 3.0%
* Foreign investments	15.1%	** Foreign investments	12.4%

Percentages are adjusted for the effect of futures and swap contracts, if applicable.

A holdings list for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investments in underlying non-money market Fidelity Central Funds is available at advisor.fidelity.com

Annual Report

Investments December 31, 2010

Showing Percentage of Net Assets

Common Stocks - 68.6%
	Shares	Value
CONSUMER DISCRETIONARY - 7.5%
Auto Components - 0.4%
Minth Group Ltd.	548,000	$ 899,644
Modine Manufacturing Co. (a)	79,736	1,235,908
Stoneridge, Inc. (a)	112,659	1,778,886
Tenneco, Inc. (a)	30,335	1,248,589
Tower International, Inc.	26,161	462,788
TRW Automotive Holdings Corp. (a)	22,776	1,200,295
		6,826,110
Automobiles - 0.5%
Bayerische Motoren Werke AG (BMW)	17,173	1,351,214
Fiat SpA	33,400	689,039
General Motors Co.	26,452	975,021
Harley-Davidson, Inc.	26,239	909,706
Mazda Motor Corp.	320,000	918,057
Thor Industries, Inc.	47,909	1,626,990
Winnebago Industries, Inc. (a)	205,461	3,123,007
		9,593,034
Distributors - 0.1%
Silver Base Group Holdings Ltd.	1,452,000	1,290,874
Diversified Consumer Services - 0.3%
Anhanguera Educacional Participacoes SA	19,900	479,648
Carriage Services, Inc. (a)	24,247	117,598
DeVry, Inc.	25,135	1,205,977
Global Education & Technology Group Ltd. ADR (a)	10,800	102,168
Grand Canyon Education, Inc. (a)	21,600	423,144
H&R Block, Inc.	55,321	658,873
Service Corp. International	140,700	1,160,775
Stewart Enterprises, Inc. Class A	282,729	1,891,457
		6,039,640
Hotels, Restaurants & Leisure - 1.3%
Accor SA	73,495	3,272,152
Ameristar Casinos, Inc.	56,481	882,798
Bravo Brio Restaurant Group, Inc.	67,786	1,299,458
Brinker International, Inc.	119,020	2,485,138
DineEquity, Inc. (a)(d)	64,830	3,201,305
InterContinental Hotel Group PLC	87,790	1,716,047
NH Hoteles SA (a)	281,175	1,276,286
O'Charleys, Inc. (a)	195,816	1,409,875
Sol Melia SA	107,393	997,912
Spur Corp. Ltd.	184,100	416,830
WMS Industries, Inc. (a)	107,909	4,881,803
Wyndham Worldwide Corp.	52,337	1,568,017
		23,407,621
Household Durables - 0.5%
Ethan Allen Interiors, Inc.	20,300	406,203
Garmin Ltd.	42,700	1,323,273
La-Z-Boy, Inc. (a)	50,889	459,019
Libbey, Inc. (a)	8,039	124,363
Newell Rubbermaid, Inc.	47,944	871,622

	Shares	Value
PulteGroup, Inc. (a)	146,462	$ 1,101,394
Stanley Black & Decker, Inc.	38,413	2,568,677
Techtronic Industries Co. Ltd.	527,500	688,176
Tempur-Pedic International, Inc. (a)	40,600	1,626,436
		9,169,163
Internet & Catalog Retail - 0.1%
Expedia, Inc.	64,915	1,628,717
Rakuten, Inc.	217	181,691
		1,810,408
Leisure Equipment & Products - 0.1%
Hasbro, Inc.	26,671	1,258,338
Media - 1.6%
Aegis Group PLC	13,119	28,757
CC Media Holdings, Inc. Class A (a)	100,000	900,000
Cinemark Holdings, Inc.	20,952	361,212
Comcast Corp.:
Class A	7,233	158,909
Class A (special) (non-vtg.)	297,323	6,187,292
Informa PLC	23,026	146,390
McGraw-Hill Companies, Inc.	59,000	2,148,190
MDC Partners, Inc. Class A (sub. vtg.)	173,961	3,004,308
Mood Media Corp. (a)	62,900	119,834
Saraiva SA Livreiros Editores	23,800	632,018
The Walt Disney Co.	154,691	5,802,459
Time Warner Cable, Inc.	89,428	5,904,931
Time Warner, Inc.	74,929	2,410,466
United Business Media Ltd.	103,500	1,114,181
Wolters Kluwer NV (Certificaten Van Aandelen)	52,100	1,142,386
		30,061,333
Multiline Retail - 0.5%
Droga Raia SA	40,000	613,178
Maoye International Holdings Ltd.	1,271,000	573,974
Target Corp.	131,611	7,913,769
		9,100,921
Specialty Retail - 1.8%
Advance Auto Parts, Inc.	61,900	4,094,685
Asbury Automotive Group, Inc. (a)	63,131	1,166,661
Best Buy Co., Inc.	47,937	1,643,760
Big 5 Sporting Goods Corp.	67,400	1,029,198
Carphone Warehouse Group PLC (a)	188,357	1,161,499
Casual Male Retail Group, Inc. (a)	276,799	1,312,027
China ZhengTong Auto Services Holdings Ltd.	218,000	205,589
Collective Brands, Inc. (a)	38,370	809,607
Express, Inc.	30,300	569,640
Foot Locker, Inc.	87,146	1,709,805
Foschini Ltd.	43,500	590,943
Hengdeli Holdings Ltd.	3,320,000	1,977,691
Home Depot, Inc.	49,100	1,721,446
I.T Ltd.	772,000	585,022
Lowe's Companies, Inc.	232,614	5,833,959
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Lumber Liquidators Holdings, Inc. (a)	35,499	$ 884,280
MarineMax, Inc. (a)	87,000	813,450
OfficeMax, Inc. (a)	115,650	2,047,005
Staples, Inc.	92,741	2,111,713
Urban Outfitters, Inc. (a)	40,600	1,453,886
West Marine, Inc. (a)	19,624	207,622
		31,929,488
Textiles, Apparel & Luxury Goods - 0.3%
Bosideng International Holdings Ltd.	2,824,000	1,126,330
G-III Apparel Group Ltd. (a)	46,006	1,617,111
Peak Sport Products Co. Ltd.	854,000	560,360
Phillips-Van Heusen Corp.	37,176	2,342,460
		5,646,261
TOTAL CONSUMER DISCRETIONARY		136,133,191
CONSUMER STAPLES - 5.6%
Beverages - 1.4%
Anheuser-Busch InBev SA NV	38,661	2,212,322
Britvic PLC	160,030	1,181,692
Carlsberg AS Series B	17,600	1,763,030
Dr Pepper Snapple Group, Inc.	63,498	2,232,590
Grupo Modelo SAB de CV Series C	219,000	1,356,560
The Coca-Cola Co.	262,425	17,259,692
		26,005,886
Food & Staples Retailing - 1.5%
CVS Caremark Corp.	129,712	4,510,086
Drogasil SA	97,200	790,696
Kroger Co.	294,300	6,580,548
PriceSmart, Inc.	34,135	1,298,154
Susser Holdings Corp. (a)	62,955	871,927
Wal-Mart Stores, Inc.	126,180	6,804,887
Walgreen Co.	124,981	4,869,260
Winn-Dixie Stores, Inc. (a)	162,122	1,162,415
		26,887,973
Food Products - 1.1%
Archer Daniels Midland Co.	41,909	1,260,623
Calavo Growers, Inc.	72,395	1,668,705
Chiquita Brands International, Inc. (a)	59,991	841,074
Flowers Foods, Inc.	70,879	1,907,354
Global Dairy Holdings Ltd.	1,708,000	577,940
Kellogg Co.	19,459	993,966
Kraft Foods, Inc. Class A	52,437	1,652,290
M. Dias Branco SA	1,600	38,083
Marine Harvest ASA (d)	4,304,868	4,559,130
Nestle SA	61,893	3,626,931
Sara Lee Corp.	8,017	140,378
Seneca Foods Corp. Class A (a)	14,982	404,214

	Shares	Value
Shenguan Holdings Group Ltd.	194,000	$ 254,091
Smithfield Foods, Inc. (a)	122,950	2,536,459
		20,461,238
Household Products - 0.5%
Procter & Gamble Co.	136,317	8,769,273
Uni-Charm Corp.	11,700	465,320
Youyuan International Holdings Ltd.	1,149,000	620,881
		9,855,474
Personal Products - 0.4%
Avon Products, Inc.	88,928	2,584,248
BaWang International (Group) Holding Ltd.	2,421,000	884,611
Estee Lauder Companies, Inc. Class A	17,690	1,427,583
Hengan International Group Co. Ltd.	118,500	1,022,248
USANA Health Sciences, Inc. (a)	13,494	586,314
		6,505,004
Tobacco - 0.7%
Imperial Tobacco Group PLC	33,788	1,037,418
Philip Morris International, Inc.	186,488	10,915,143
		11,952,561
TOTAL CONSUMER STAPLES		101,668,136
ENERGY - 8.2%
Energy Equipment & Services - 2.6%
Aker Solutions ASA	155,664	2,651,891
Baker Hughes, Inc.	49,496	2,829,686
Halliburton Co.	144,500	5,899,935
ION Geophysical Corp. (a)	237,828	2,016,781
National Oilwell Varco, Inc.	138,442	9,310,225
Noble Corp.	47,813	1,710,271
Oceaneering International, Inc. (a)	7,100	522,773
Saipem SpA	34,618	1,705,112
Schlumberger Ltd.	118,665	9,908,528
Transocean Ltd. (a)	36,190	2,515,567
Vantage Drilling Co. (a)	691,000	1,402,730
Weatherford International Ltd. (a)	262,898	5,994,074
		46,467,573
Oil, Gas & Consumable Fuels - 5.6%
Americas Petrogas, Inc. (a)	173,100	251,675
Anadarko Petroleum Corp.	58,583	4,461,681
Apache Corp.	54,555	6,504,593
Berry Petroleum Co. Class A	92,400	4,037,880
BP PLC sponsored ADR	81,441	3,597,249
Buckeye Partners LP (g)	23,770	1,429,694
Chesapeake Energy Corp.	29,300	759,163
Chevron Corp.	40,988	3,740,155
Cimarex Energy Co.	15,350	1,358,936
Compton Petroleum Corp. (a)	128,500	56,693
Concho Resources, Inc. (a)	66,070	5,792,357
CVR Energy, Inc. (a)	117,154	1,778,398
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Daylight Energy Ltd.	15,500	$ 160,548
Denbury Resources, Inc. (a)	128,760	2,458,028
Ellora Energy, Inc. (a)(e)	30,267	20,582
EOG Resources, Inc.	26,540	2,426,021
Exxon Mobil Corp.	38,636	2,825,064
Gran Tierra Energy, Inc. (a)	82,300	667,610
Heritage Oil PLC	61,144	428,032
Hess Corp.	1,000	76,540
Holly Corp.	72,809	2,968,423
International Coal Group, Inc. (a)	41,238	319,182
InterOil Corp. (a)(d)	30,434	2,193,378
Kodiak Oil & Gas Corp. (a)	242,500	1,600,500
Madalena Ventures, Inc. (a)	107,500	88,389
Marathon Oil Corp.	70,400	2,606,912
Massey Energy Co.	138,319	7,420,814
Niko Resources Ltd.	14,900	1,541,544
Noble Energy, Inc.	5,212	448,649
Northern Oil & Gas, Inc. (a)	289,475	7,876,615
Occidental Petroleum Corp.	48,719	4,779,334
OPTI Canada, Inc. (a)(e)	216,300	145,313
Pan Orient Energy Corp. (a)	122,000	813,496
PetroBakken Energy Ltd. Class A (d)	37,065	806,860
Petrohawk Energy Corp. (a)	130,948	2,389,801
Petroplus Holdings AG	70,720	932,538
Plains Exploration & Production Co. (a)	91,554	2,942,546
QEP Resources, Inc.	3,200	116,192
Rodinia Oil Corp.	133,600	416,621
Royal Dutch Shell PLC Class B ADR	37,007	2,467,257
Southwestern Energy Co. (a)	42,840	1,603,501
Suncor Energy, Inc.	44,780	1,718,819
Sunoco, Inc.	29,212	1,177,536
TAG Oil Ltd. (a)	81,200	537,371
Talisman Energy, Inc.	80,600	1,787,699
Tesoro Corp.	115,309	2,137,829
Valero Energy Corp.	137,172	3,171,417
Whiting Petroleum Corp. (a)	20,852	2,443,646
Williams Companies, Inc.	72,879	1,801,569
		102,084,650
TOTAL ENERGY		148,552,223
FINANCIALS - 11.1%
Capital Markets - 1.8%
American Capital Ltd. (a)	86,269	652,194
Bank of New York Mellon Corp.	106,516	3,216,783
Bank Sarasin & Co. Ltd. Series B (Reg.)	25,582	1,166,428
BlackRock, Inc. Class A	20,700	3,945,006
Evercore Partners, Inc. Class A	5,900	200,600
FXCM, Inc. Class A	40,600	537,950
Goldman Sachs Group, Inc.	46,866	7,880,987
GP Investments, Ltd. unit (a)	177,931	788,041

	Shares	Value
Icap PLC	89,500	$ 747,039
Invesco Ltd.	86,381	2,078,327
Janus Capital Group, Inc.	83,500	1,082,995
Morgan Stanley	248,718	6,767,617
State Street Corp.	67,999	3,151,074
TD Ameritrade Holding Corp.	24,079	457,260
		32,672,301
Commercial Banks - 3.0%
Associated Banc-Corp.	190,945	2,892,817
Banco do Brasil SA	75,900	1,437,003
Banco Pine SA	78,400	708,626
CapitalSource, Inc.	740,600	5,258,260
CIT Group, Inc. (a)	21,422	1,008,976
Comerica, Inc.	20,173	852,108
Commercial Bank of Qatar GDR (Reg. S)	95,202	481,109
Guaranty Trust Bank PLC GDR (Reg. S)	69,300	408,870
Huntington Bancshares, Inc.	389,100	2,673,117
Itau Unibanco Banco Multiplo SA ADR (e)	33,100	794,731
Lloyds Banking Group PLC (a)	617,600	637,982
PNC Financial Services Group, Inc.	73,652	4,472,149
Regions Financial Corp.	324,513	2,271,591
Seven Bank Ltd.	90	190,494
SunTrust Banks, Inc.	106,614	3,146,179
Susquehanna Bancshares, Inc., Pennsylvania	110,557	1,070,192
SVB Financial Group (a)	56,393	2,991,649
U.S. Bancorp, Delaware	13,802	372,240
Wells Fargo & Co.	718,231	22,257,979
Wilmington Trust Corp., Delaware	167,864	728,530
Zions Bancorporation	20,920	506,892
		55,161,494
Consumer Finance - 0.4%
American Express Co.	81,971	3,518,195
Capital One Financial Corp.	32,096	1,366,006
Discover Financial Services	91,068	1,687,490
International Personal Finance PLC	8,753	52,439
SLM Corp. (a)	100,744	1,268,367
		7,892,497
Diversified Financial Services - 2.9%
Bank of America Corp.	51,700	689,678
Citigroup, Inc. (a)	4,418,322	20,898,663
CME Group, Inc.	7,280	2,342,340
Deutsche Boerse AG	16,919	1,171,752
Infrastructure Development Finance Co. Ltd.	122,497	500,262
JPMorgan Chase & Co.	479,331	20,333,221
PICO Holdings, Inc. (a)	200,246	6,367,822
		52,303,738
Insurance - 1.0%
AEGON NV (a)	166,873	1,022,078
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
Allstate Corp.	9,200	$ 293,296
Assured Guaranty Ltd.	213,054	3,771,056
Delphi Financial Group, Inc. Class A	42,090	1,213,876
Endurance Specialty Holdings Ltd.	31,100	1,432,777
Genworth Financial, Inc. Class A (a)	347,917	4,571,629
Lincoln National Corp.	83,250	2,315,183
Maiden Holdings Ltd. (e)	19,000	149,340
MetLife, Inc.	24,800	1,102,112
Platinum Underwriters Holdings Ltd.	17,400	782,478
Protective Life Corp.	26,169	697,142
Prudential Financial, Inc.	23,600	1,385,556
		18,736,523
Real Estate Investment Trusts - 1.2%
alstria office REIT-AG	13,495	189,450
Boston Properties, Inc.	7,500	645,750
CBL & Associates Properties, Inc.	82,811	1,449,193
Digital Realty Trust, Inc.	13,748	708,572
Education Realty Trust, Inc.	58,200	452,214
Franklin Street Properties Corp.	77,600	1,105,800
HCP, Inc.	16,320	600,413
ProLogis Trust	200,400	2,893,776
Public Storage	16,568	1,680,327
Sabra Health Care REIT, Inc.	39,900	734,160
Segro PLC	136,977	612,050
SL Green Realty Corp.	36,210	2,444,537
The Macerich Co.	16,624	787,479
U-Store-It Trust	77,294	736,612
Vornado Realty Trust	18,481	1,540,022
Westfield Group unit	22,720	222,381
Westfield Retail Trust unit	28,091	73,760
Weyerhaeuser Co.	203,903	3,859,884
		20,736,380
Real Estate Management & Development - 0.8%
Beni Stabili SpA	614,800	520,318
CB Richard Ellis Group, Inc. Class A (a)	407,916	8,354,120
Coresite Realty Corp.	45,219	616,787
Iguatemi Empresa de Shopping Centers SA	54,300	1,357,868
Jones Lang LaSalle, Inc.	22,068	1,851,947
Kenedix, Inc. (a)	5,468	1,664,335
		14,365,375
Thrifts & Mortgage Finance - 0.0%
Washington Mutual, Inc. (a)	101,600	5,751
TOTAL FINANCIALS		201,874,059
HEALTH CARE - 7.1%
Biotechnology - 2.0%
Alexion Pharmaceuticals, Inc. (a)	16,200	1,304,910
Allos Therapeutics, Inc. (a)	28,417	131,002

	Shares	Value
Amgen, Inc. (a)	103,600	$ 5,687,640
Amylin Pharmaceuticals, Inc. (a)	81,525	1,199,233
ARIAD Pharmaceuticals, Inc. (a)	275,349	1,404,280
ArQule, Inc. (a)	58,500	343,395
AVEO Pharmaceuticals, Inc.	140,563	2,055,031
Biogen Idec, Inc. (a)	36,916	2,475,218
Cephalon, Inc. (a)	18,000	1,110,960
China Biologic Products, Inc. (a)(d)	2,200	36,058
Clinical Data, Inc. (a)	102,020	1,623,138
Dynavax Technologies Corp. (a)	332,892	1,065,254
Gilead Sciences, Inc. (a)	25,300	916,872
Human Genome Sciences, Inc. (a)	76,600	1,829,974
ImmunoGen, Inc. (a)	49,700	460,222
InterMune, Inc. (a)	29,994	1,091,782
Micromet, Inc. (a)	145,500	1,181,460
NPS Pharmaceuticals, Inc. (a)	74,190	586,101
PDL BioPharma, Inc.	133,200	829,836
SIGA Technologies, Inc. (a)	197,893	2,770,502
Theravance, Inc. (a)	176,065	4,413,950
Thrombogenics NV (a)	51,549	1,584,494
United Therapeutics Corp. (a)	29,000	1,833,380
ZIOPHARM Oncology, Inc. (a)	134,818	628,252
		36,562,944
Health Care Equipment & Supplies - 1.1%
American Medical Systems Holdings, Inc. (a)	70,280	1,325,481
Boston Scientific Corp. (a)	171,900	1,301,283
C. R. Bard, Inc.	37,840	3,472,577
Covidien PLC	64,496	2,944,887
GN Store Nordic AS (a)	74,200	676,735
Hill-Rom Holdings, Inc.	43,800	1,724,406
Hologic, Inc. (a)	46,642	877,802
Inverness Medical Innovations, Inc. (a)	2,771	101,419
Kinetic Concepts, Inc. (a)	31,357	1,313,231
Orthofix International NV (a)	55,581	1,611,849
Orthovita, Inc. (a)	216,020	434,200
Symmetry Medical, Inc. (a)	121,791	1,126,567
William Demant Holding AS (a)	16,046	1,185,736
Wright Medical Group, Inc. (a)	91,183	1,416,072
Zimmer Holdings, Inc. (a)	23,358	1,253,857
		20,766,102
Health Care Providers & Services - 1.7%
Brookdale Senior Living, Inc. (a)	153,244	3,280,954
Catalyst Health Solutions, Inc. (a)	30,929	1,437,889
CIGNA Corp.	121,820	4,465,921
Corvel Corp. (a)	1,100	53,185
DaVita, Inc. (a)	18,141	1,260,618
Emeritus Corp. (a)	58,572	1,154,454
Express Scripts, Inc. (a)	102,000	5,513,100
Fresenius Medical Care AG & Co. KGaA	28,160	1,627,606
McKesson Corp.	41,460	2,917,955
Medco Health Solutions, Inc. (a)	66,789	4,092,162
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
Quest Diagnostics, Inc.	40,529	$ 2,187,350
Sun Healthcare Group, Inc. (a)	153,000	1,936,980
		29,928,174
Health Care Technology - 0.1%
Allscripts-Misys Healthcare Solutions, Inc. (a)	89,800	1,730,446
Life Sciences Tools & Services - 0.6%
Agilent Technologies, Inc. (a)	158,770	6,577,841
Covance, Inc. (a)	3,200	164,512
Life Technologies Corp. (a)	22,924	1,272,282
Lonza Group AG	16,735	1,342,490
PerkinElmer, Inc.	29,100	751,362
QIAGEN NV (a)	21,600	422,280
		10,530,767
Pharmaceuticals - 1.6%
Ardea Biosciences, Inc. (a)	93,700	2,436,200
Cadence Pharmaceuticals, Inc. (a)	301,831	2,278,824
GlaxoSmithKline PLC	149,000	2,891,494
GlaxoSmithKline PLC sponsored ADR	67,019	2,628,485
Merck & Co., Inc.	345,799	12,462,596
Novo Nordisk AS Series B	23,564	2,656,089
Pronova BioPharma ASA (a)	183,752	296,481
Teva Pharmaceutical Industries Ltd. sponsored ADR	42,800	2,231,164
Valeant Pharmaceuticals International, Inc.	47,500	1,346,937
		29,228,270
TOTAL HEALTH CARE		128,746,703
INDUSTRIALS - 9.8%
Aerospace & Defense - 1.7%
BE Aerospace, Inc. (a)	30,430	1,126,823
DigitalGlobe, Inc. (a)	35,741	1,133,347
Esterline Technologies Corp. (a)	20,175	1,383,803
GeoEye, Inc. (a)	73,060	3,097,013
Goodrich Corp.	32,223	2,837,880
HEICO Corp. Class A	50,791	1,895,520
Honeywell International, Inc.	73,853	3,926,025
Meggitt PLC	115,324	665,714
Precision Castparts Corp.	31,131	4,333,747
Raytheon Co.	53,445	2,476,641
Raytheon Co. warrants 6/16/11 (a)	200	1,744
United Technologies Corp.	105,557	8,309,447
		31,187,704
Airlines - 0.1%
Delta Air Lines, Inc. (a)	3,542	44,629
Southwest Airlines Co.	161,516	2,096,478
United Continental Holdings, Inc. (a)	21,800	519,276
		2,660,383

	Shares	Value
Building Products - 0.3%
Masco Corp.	199,993	$ 2,531,911
Owens Corning (a)	68,418	2,131,221
		4,663,132
Commercial Services & Supplies - 0.8%
Avery Dennison Corp.	33,579	1,421,735
Casella Waste Systems, Inc. Class A (a)	88,382	626,628
Interface, Inc. Class A	150,578	2,356,546
Iron Mountain, Inc.	22,400	560,224
Knoll, Inc.	99,171	1,659,131
Pitney Bowes, Inc.	27,225	658,301
Quad/Graphics, Inc. (a)	18,618	768,179
R.R. Donnelley & Sons Co.	85,797	1,498,874
Republic Services, Inc.	62,495	1,866,101
Schawk, Inc. Class A	17,872	367,806
Steelcase, Inc. Class A	58,676	620,205
The Geo Group, Inc. (a)	71,288	1,757,962
		14,161,692
Construction & Engineering - 0.9%
Aveng Ltd.	118,300	772,298
Dycom Industries, Inc. (a)	65,530	966,568
EMCOR Group, Inc. (a)	24,523	710,677
Fluor Corp.	61,362	4,065,846
Foster Wheeler AG (a)	150,468	5,194,155
Furmanite Corp. (a)	12,180	84,164
Great Lakes Dredge & Dock Corp.	90,671	668,245
Jacobs Engineering Group, Inc. (a)	27,500	1,260,875
MasTec, Inc. (a)	44,800	653,632
MYR Group, Inc. (a)	56,071	1,177,491
Sterling Construction Co., Inc. (a)	4,309	56,189
		15,610,140
Electrical Equipment - 0.8%
Alstom SA	39,888	1,909,756
AMETEK, Inc.	36,900	1,448,325
Cooper Industries PLC Class A	45,457	2,649,689
Emerson Electric Co.	26,391	1,508,773
General Cable Corp. (a)	18,971	665,692
Prysmian SpA	68,200	1,162,588
Regal-Beloit Corp.	21,064	1,406,233
Schneider Electric SA	12,267	1,836,910
Zumtobel AG	56,688	1,583,671
		14,171,637
Industrial Conglomerates - 1.5%
Cookson Group PLC (a)	82,623	848,835
General Electric Co.	873,749	15,980,869
Koninklijke Philips Electronics NV	66,400	2,036,700
Rheinmetall AG	28,400	2,284,703
Siemens AG sponsored ADR	8,688	1,079,484
Textron, Inc.	181,904	4,300,211
		26,530,802
Machinery - 2.0%
Actuant Corp. Class A	74,125	1,973,208
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
ArvinMeritor, Inc. (a)	64,278	$ 1,318,985
Blount International, Inc. (a)	51,423	810,426
Caterpillar, Inc.	39,998	3,746,213
Changsha Zoomlion Heavy Industry Science & Technology Development Co. Ltd. (H Shares)	658,000	1,486,585
Commercial Vehicle Group, Inc. (a)	74,000	1,202,500
Cummins, Inc.	35,863	3,945,289
Dover Corp.	21,686	1,267,547
Eaton Corp.	1,059	107,499
Hardinge, Inc.	39,197	381,779
Ingersoll-Rand Co. Ltd.	80,300	3,781,327
John Bean Technologies Corp.	14,600	293,898
Navistar International Corp. (a)	119,000	6,891,290
NSK Ltd.	154,000	1,391,812
Pall Corp.	33,251	1,648,585
Schindler Holding AG (participation certificate)	10,747	1,272,202
SmartHeat, Inc. (a)	204,270	1,078,546
Timken Co.	30,596	1,460,347
Trinity Industries, Inc.	44,453	1,182,894
WABCO Holdings, Inc. (a)	19,700	1,200,321
		36,441,253
Professional Services - 0.4%
CBIZ, Inc. (a)	90,363	563,865
FTI Consulting, Inc. (a)	31,409	1,170,928
IHS, Inc. Class A (a)	2,391	192,212
Kforce, Inc. (a)	64,362	1,041,377
Robert Half International, Inc.	67,200	2,056,320
SR Teleperformance SA	10,412	351,501
Towers Watson & Co.	41,159	2,142,738
		7,518,941
Road & Rail - 1.2%
Arkansas Best Corp.	38,203	1,047,526
Con-way, Inc.	52,710	1,927,605
CSX Corp.	102,400	6,616,064
Norfolk Southern Corp.	26,011	1,634,011
Saia, Inc. (a)	110,745	1,837,260
Union Pacific Corp.	89,930	8,332,914
Universal Truckload Services, Inc. (a)	66,294	1,055,400
		22,450,780
Trading Companies & Distributors - 0.1%
Barloworld Ltd.	72,500	733,208
Finning International, Inc.	25,200	684,516
Kaman Corp.	43,606	1,267,626
		2,685,350
TOTAL INDUSTRIALS		178,081,814

	Shares	Value
INFORMATION TECHNOLOGY - 12.0%
Communications Equipment - 1.6%
Calix Networks, Inc. (a)(d)	148,572	$ 2,510,867
Cisco Systems, Inc. (a)	559,475	11,318,179
Comtech Telecommunications Corp.	12,300	341,079
Comverse Technology, Inc. (a)	217,900	1,581,954
HTC Corp.	13,350	411,896
Infinera Corp. (a)	130,645	1,349,563
Juniper Networks, Inc. (a)	150,545	5,558,121
Motorola, Inc. (a)	326,704	2,963,205
Nokia Corp. sponsored ADR	19,912	205,492
QUALCOMM, Inc.	60,308	2,984,643
		29,224,999
Computers & Peripherals - 2.4%
Apple, Inc. (a)	100,888	32,542,413
Gemalto NV	7,739	329,502
Hewlett-Packard Co.	257,296	10,832,162
		43,704,077
Electronic Equipment & Components - 0.9%
Arrow Electronics, Inc. (a)	14,927	511,250
Avnet, Inc. (a)	121,471	4,012,187
Corning, Inc.	189,703	3,665,062
Funtalk China Holdings Ltd. (a)	269,900	1,530,333
HLS Systems International Ltd. (a)	38,896	589,663
Keyence Corp.	6,800	1,969,291
Molex, Inc. (d)	65,783	1,494,590
Tyco Electronics Ltd.	72,417	2,563,562
		16,335,938
Internet Software & Services - 0.6%
eAccess Ltd.	2,547	1,539,835
eBay, Inc. (a)	132,955	3,700,138
Google, Inc. Class A (a)	9,012	5,352,858
NHN Corp. (a)	1,992	403,286
		10,996,117
IT Services - 0.9%
Acxiom Corp. (a)	75,444	1,293,865
Alliance Data Systems Corp. (a)	38,491	2,734,016
Atos Origin SA (a)	25,510	1,358,818
Fidelity National Information Services, Inc.	79,960	2,190,104
Heartland Payment Systems, Inc.	80,918	1,247,756
MasterCard, Inc. Class A	10,000	2,241,100
Unisys Corp. (a)	40,812	1,056,623
Virtusa Corp. (a)	29,311	479,528
Visa, Inc. Class A	60,228	4,238,847
		16,840,657
Office Electronics - 0.2%
Xerox Corp.	363,281	4,184,997
Semiconductors & Semiconductor Equipment - 3.8%
Advanced Micro Devices, Inc. (a)	122,934	1,005,600
Analog Devices, Inc.	74,900	2,821,483
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
ASAT Holdings Ltd. (a)	1,762	$ 0
ASML Holding NV	84,200	3,228,228
Atmel Corp. (a)	409,483	5,044,831
Avago Technologies Ltd.	181,658	5,171,803
Cymer, Inc. (a)	93,570	4,217,200
Cypress Semiconductor Corp. (a)	93,800	1,742,804
Entropic Communications, Inc. (a)	58,160	702,573
Fairchild Semiconductor International, Inc. (a)	278,423	4,346,183
GT Solar International, Inc. (a)	44,800	408,576
Himax Technologies, Inc. sponsored ADR	282,513	666,731
Inphi Corp.	11,700	235,053
Intersil Corp. Class A	92,655	1,414,842
Kulicke & Soffa Industries, Inc. (a)	160,986	1,159,099
Lam Research Corp. (a)	234,500	12,142,410
Linear Technology Corp.	2,101	72,674
LTX-Credence Corp. (a)	436,319	3,228,761
Mattson Technology, Inc. (a)	89,081	267,243
Maxim Integrated Products, Inc.	98,243	2,320,500
Microchip Technology, Inc. (d)	21,252	727,031
Micron Technology, Inc. (a)	523,048	4,194,845
National Semiconductor Corp.	117,151	1,611,998
NVIDIA Corp. (a)	89,238	1,374,265
NXP Semiconductors NV	173,400	3,629,262
ON Semiconductor Corp. (a)	430,304	4,251,404
Skyworks Solutions, Inc. (a)	13,912	398,301
Standard Microsystems Corp. (a)	54,923	1,583,430
Teradyne, Inc. (a)	11,064	155,339
TriQuint Semiconductor, Inc. (a)	104,400	1,220,436
		69,342,905
Software - 1.6%
Aspen Technology, Inc. (a)	40,500	514,350
BMC Software, Inc. (a)	56,732	2,674,346
CA, Inc.	119,065	2,909,949
Citrix Systems, Inc. (a)	30,388	2,078,843
DemandTec, Inc. (a)	103,800	1,125,192
Informatica Corp. (a)	73,408	3,232,154
JDA Software Group, Inc. (a)	48,544	1,359,232
Micro Focus International PLC	222,226	1,347,646
NSD Co. Ltd.	26,700	315,607
Oracle Corp.	374,926	11,735,184
Sage Group PLC	139,000	592,898
		27,885,401
TOTAL INFORMATION TECHNOLOGY		218,515,091
MATERIALS - 4.7%
Chemicals - 2.0%
Air Products & Chemicals, Inc.	16,465	1,497,492
Ashland, Inc.	16,780	853,431

	Shares	Value
Celanese Corp. Class A	50,677	$ 2,086,372
CF Industries Holdings, Inc.	14,621	1,976,028
Clariant AG (Reg.) (a)	142,720	2,893,200
Dow Chemical Co.	143,167	4,887,721
Huabao International Holdings Ltd.	1,053,000	1,704,309
Israel Chemicals Ltd.	31,500	543,657
LyondellBasell Industries NV Class A (a)	50,300	1,730,320
Solutia, Inc. (a)	104,928	2,421,738
Spartech Corp. (a)	252,295	2,361,481
Syngenta AG (Switzerland)	2,670	783,254
The Mosaic Co.	41,828	3,193,986
Valspar Corp.	24,560	846,829
W.R. Grace & Co. (a)	179,549	6,307,556
Yara International ASA	37,000	2,143,446
		36,230,820
Construction Materials - 0.1%
HeidelbergCement AG	42,790	2,683,160
Containers & Packaging - 0.2%
Greatview Aseptic Pack Co. Ltd.	460,000	313,078
Greif, Inc. Class A	11,925	738,158
Owens-Illinois, Inc. (a)	80,194	2,461,956
Silgan Holdings, Inc.	23,700	848,697
		4,361,889
Metals & Mining - 2.4%
Agnico-Eagle Mines Ltd. (Canada)	13,700	1,052,261
Alcoa, Inc.	113,520	1,747,073
Anglo American PLC (United Kingdom)	28,000	1,457,086
Camino Minerals Corp. (a)	8,200	4,029
Commercial Metals Co.	141,000	2,339,190
Eldorado Gold Corp.	192,409	3,569,203
Freeport-McMoRan Copper & Gold, Inc.	34,459	4,138,181
Grande Cache Coal Corp. (a)	92,900	975,296
Gulf Resources, Inc. (a)(d)	332,384	3,553,185
Ivanhoe Mines Ltd. (a)	205,200	4,732,377
Ivanhoe Mines Ltd. rights 1/26/11 (a)	227,200	305,272
Kinross Gold Corp.	114,204	2,165,444
Kinross Gold Corp. warrants 9/17/14 (a)	7,678	36,107
Newcrest Mining Ltd.	112,812	4,661,115
Pan American Silver Corp.	38,100	1,570,101
Randgold Resources Ltd. sponsored ADR	48,458	3,989,547
Silver Standard Resources, Inc. (a)	56,000	1,580,320
Silver Wheaton Corp. (a)	50,200	1,962,094
United States Steel Corp.	36,730	2,145,767
Walter Energy, Inc.	6,850	875,704
		42,859,352
TOTAL MATERIALS		86,135,221
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - 1.0%
Diversified Telecommunication Services - 0.5%
China Unicom (Hong Kong) Ltd.	814,000	$ 1,162,985
Frontier Communications Corp.	94,291	917,451
Iliad Group SA	17,941	1,952,551
Qwest Communications International, Inc.	572,500	4,356,725
Telefonica SA sponsored ADR	13,841	947,001
		9,336,713
Wireless Telecommunication Services - 0.5%
Clearwire Corp. Class A (a)	50,065	257,835
NII Holdings, Inc. (a)	32,100	1,433,586
SOFTBANK CORP.	23,400	809,917
Sprint Nextel Corp. (a)	1,196,500	5,061,195
TIM Participacoes SA	112,700	374,184
Turkcell Iletisim Hizmet AS	92,000	629,051
		8,565,768
TOTAL TELECOMMUNICATION SERVICES		17,902,481
UTILITIES - 1.6%
Electric Utilities - 0.4%
American Electric Power Co., Inc.	32,401	1,165,788
Centrais Eletricas Brasileiras SA (Electrobras) (PN-B) sponsored ADR	66,200	1,102,892
FirstEnergy Corp.	27,875	1,031,933
NextEra Energy, Inc.	45,413	2,361,022
PPL Corp.	80,202	2,110,917
		7,772,552
Gas Utilities - 0.1%
China Gas Holdings Ltd.	1,330,000	580,084
Enn Energy Holdings Ltd.	404,000	1,211,090
		1,791,174
Independent Power Producers & Energy Traders - 0.6%
AES Corp. (a)	789,099	9,611,226
Multi-Utilities - 0.5%
Alliant Energy Corp.	17,225	633,363
CMS Energy Corp.	147,263	2,739,092
National Grid PLC	124,700	1,078,545
PG&E Corp.	37,698	1,803,472
Public Service Enterprise Group, Inc.	53,250	1,693,883
Sempra Energy	26,624	1,397,228
		9,345,583
TOTAL UTILITIES		28,520,535
TOTAL COMMON STOCKS (Cost $997,000,258)		1,246,129,454
Preferred Stocks - 0.5%
	Shares	Value
Convertible Preferred Stocks - 0.4%
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
General Motors Co. 4.75%	66,600	$ 3,603,726
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Whiting Petroleum Corp. 6.25%	171	47,335
FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Citigroup, Inc. 7.50%	21,500	2,938,835
INFORMATION TECHNOLOGY - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
ASAT Holdings Ltd. 13.00% (a)	48	0
UTILITIES - 0.1%
Electric Utilities - 0.1%
PPL Corp. 9.50%	24,500	1,339,660
TOTAL CONVERTIBLE PREFERRED STOCKS		7,929,556
Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Volkswagen AG	11,600	1,882,817
TOTAL PREFERRED STOCKS (Cost $8,018,731)		9,812,373
Investment Companies - 0.1%

Ares Capital Corp. (Cost $1,720,533)	133,169	2,194,625
Convertible Bonds - 0.4%
	Principal Amount
FINANCIALS - 0.2%
Real Estate Management & Development - 0.1%
Forest City Enterprises, Inc. 5% 10/15/16	$ 840,000	1,188,600
Thrifts & Mortgage Finance - 0.1%
MGIC Investment Corp. 9% 4/1/63 (e)	2,396,000	2,641,590
TOTAL FINANCIALS		3,830,190
HEALTH CARE - 0.2%
Biotechnology - 0.1%
Incyte Corp. 4.75% 10/1/15	770,000	1,631,014
Convertible Bonds - continued
	Principal Amount	Value
HEALTH CARE - continued
Pharmaceuticals - 0.1%
Endo Pharmaceuticals Holdings, Inc. 1.75% 4/15/15	$ 1,120,000	$ 1,492,400
TOTAL HEALTH CARE		3,123,414
INDUSTRIALS - 0.0%
Trading Companies & Distributors - 0.0%
Kaman Corp. 3.25% 11/15/17 (e)	320,000	334,000
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Clearwire Communications LLC/Clearwire Finance, Inc. 8.25% 12/1/40 (e)	540,000	545,400
TOTAL CONVERTIBLE BONDS (Cost $5,055,012)		7,833,004
Fixed-Income Funds - 27.0%
	Shares
Fidelity High Income Central Fund 2 (f)	753,915	82,855,310
Fidelity VIP Investment Grade Central Fund (f)	3,872,802	407,380,000
TOTAL FIXED-INCOME FUNDS (Cost $464,041,103)		490,235,310
Money Market Funds - 3.8%

Fidelity Cash Central Fund, 0.19% (b)	61,920,321	61,920,321
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	7,149,578	7,149,578
TOTAL MONEY MARKET FUNDS (Cost $69,069,899)		69,069,899
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $1,544,905,536)	1,825,274,665
NET OTHER ASSETS (LIABILITIES) - (0.4)%	(7,605,236)
NET ASSETS - 100%	$ 1,817,669,429
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,630,956 or 0.3% of net assets.

(f) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's web site at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at advisor.fidelity.com. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,429,694 or 0.08% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Buckeye Partners LP	12/20/10	$ 1,435,708
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 32,701
Fidelity High Income Central Fund 2	5,739,086
Fidelity Securities Lending Cash Central Fund	190,720
Fidelity VIP Investment Grade Central Fund	15,348,570
Total	$ 21,311,077
Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:
Fund	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity High Income Central Fund 2	$ 72,325,952	$ 5,739,086	$ -	$ 82,855,310	15.8%
Fidelity VIP Investment Grade Central Fund	393,891,708	59,442,191	50,190,815	407,380,000	10.8%
Total	$ 466,217,660	$ 65,181,277	$ 50,190,815	$ 490,235,310
Other Information

The following is a summary of the inputs used, as of December 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 141,619,734	$ 139,903,687	$ 1,716,047	$ -
Consumer Staples	101,668,136	101,668,136	-	-
Energy	148,599,558	147,149,282	1,429,694	20,582
Financials	204,812,894	200,213,999	4,598,895	-
Health Care	128,746,703	123,199,120	5,547,583	-
Industrials	178,081,814	176,045,114	2,036,700	-
Information Technology	218,515,091	218,515,091	-	-
Materials	86,135,221	85,351,967	783,254	-
Telecommunication Services	17,902,481	16,110,445	1,792,036	-
Utilities	29,860,195	26,861,906	2,418,205	580,084
Investment Companies	2,194,625	2,194,625	-	-
Corporate Bonds	7,833,004	-	7,833,004	-
Fixed-Income Funds	490,235,310	490,235,310	-	-
Money Market Funds	69,069,899	69,069,899	-	-
Total Investments in Securities:	$ 1,825,274,665	$ 1,796,518,581	$ 28,155,418	$ 600,666
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 217,703
Total Realized Gain (Loss)	16,004
Total Unrealized Gain (Loss)	19,543
Cost of Purchases	726,617
Proceeds of Sales	(379,208)
Amortization/Accretion	-
Transfers in to Level 3	7
Transfers out of Level 3	-
Ending Balance	$ 600,666
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2010	$ 19,543

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information
The information in the following tables is based on the combined investments of the fund and its pro-rata share of its investments in each Fidelity Central Fund.
The composition of credit quality ratings as a percentage of net assets is as follows (Unaudited):
U.S. Government and U.S. Government Agency Obligations	16.2%
AAA,AA,A	4.3%
BBB	3.0%
BB	1.1%
B	3.3%
CCC,CC,C	0.7%
Not Rated	0.2%
Equities	69.3%
Short-Term Investments and Net Other Assets	1.9%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's ratings are not available, we have used S&P ratings. All ratings are as of the report date and do not reflect subsequent changes. Percentages are adjusted for the effect of futures contracts, if applicable.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	84.9%
Canada	2.4%
Switzerland	1.9%
United Kingdom	1.5%
Cayman Islands	1.0%
Bermuda	1.0%
Others (Individually Less Than 1%)	7.3%
100.0%
Income Tax Information

At December 31, 2010, the Fund had a capital loss carryforward of approximately $53,247,315 all of which will expire in fiscal 2017. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2010

Assets
Investment in securities, at value (including securities loaned of $6,807,395) - See accompanying schedule: Unaffiliated issuers (cost $1,011,794,534)	$ 1,265,969,456
Fidelity Central Funds (cost $533,111,002)	559,305,209
Total Investments (cost $1,544,905,536)		$ 1,825,274,665
Cash		2,111
Foreign currency held at value (cost $31)		29
Receivable for investments sold		5,258,721
Receivable for fund shares sold		221,408
Dividends receivable		1,564,709
Interest receivable		79,093
Distributions receivable from Fidelity Central Funds		11,659
Prepaid expenses		4,992
Other receivables		23,709
Total assets		1,832,441,096

Liabilities
Payable for investments purchased	$ 5,589,651
Payable for fund shares redeemed	363,284
Accrued management fee	606,775
Distribution and service plan fees payable	53,770
Other affiliated payables	249,221
Other payables and accrued expenses	759,388
Collateral on securities loaned, at value	7,149,578
Total liabilities		14,771,667

Net Assets		$ 1,817,669,429
Net Assets consist of:
Paid in capital		$ 1,608,406,854
Undistributed net investment income		267,289
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(70,714,775)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		279,710,061
Net Assets		$ 1,817,669,429

Statement of Assets and Liabilities - continued

December 31, 2010

Initial Class: Net Asset Value, offering price and redemption price per share ($202,765,677 ÷ 13,081,660 shares)	$ 15.50

Service Class: Net Asset Value, offering price and redemption price per share ($5,125,874 ÷ 331,845 shares)	$ 15.45

Service Class 2: Net Asset Value, offering price and redemption price per share ($260,051,493 ÷ 17,006,066 shares)	$ 15.29

Investor Class: Net Asset Value, offering price and redemption price per share ($1,349,726,385 ÷ 87,490,498 shares)	$ 15.43

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2010

Investment Income
Dividends		$ 15,032,802
Interest		1,047,392
Income from Fidelity Central Funds		21,311,077
Total income		37,391,271

Expenses
Management fee	$ 6,676,891
Transfer agent fees	2,268,257
Distribution and service plan fees	558,605
Accounting and security lending fees	647,652
Custodian fees and expenses	265,772
Independent trustees' compensation	9,181
Audit	74,740
Legal	7,391
Miscellaneous	20,762
Total expenses before reductions	10,529,251
Expense reductions	(180,721)	10,348,530
Net investment income (loss)		27,042,741
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	92,755,636
Fidelity Central Funds	1,858,407
Foreign currency transactions	(127,444)
Capital gain distributions from Fidelity Central Funds	14,011,374
Total net realized gain (loss)		108,497,973
Change in net unrealized appreciation (depreciation) on: Investment securities	140,435,734
Assets and liabilities in foreign currencies	1,268
Total change in net unrealized appreciation (depreciation)		140,437,002
Net gain (loss)		248,434,975
Net increase (decrease) in net assets resulting from operations		$ 275,977,716

Statement of Changes in Net Assets

	Year ended December 31, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 27,042,741	$ 24,746,890
Net realized gain (loss)	108,497,973	(29,629,456)
Change in net unrealized appreciation (depreciation)	140,437,002	436,591,757
Net increase (decrease) in net assets resulting from operations	275,977,716	431,709,191
Distributions to shareholders from net investment income	(26,927,487)	(24,621,850)
Distributions to shareholders from net realized gain	(9,254,462)	(3,848,799)
Total distributions	(36,181,949)	(28,470,649)
Share transactions - net increase (decrease)	11,695,583	139,854,862
Total increase (decrease) in net assets	251,491,350	543,093,404

Net Assets
Beginning of period	1,566,178,079	1,023,084,675
End of period (including undistributed net investment income of $267,289 and undistributed net investment income of $221,205, respectively)	$ 1,817,669,429	$ 1,566,178,079

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 13.41	$ 9.87	$ 15.83	$ 15.64	$ 14.78
Income from Investment Operations
Net investment income (loss) C	.25	.23	.31	.36	.33
Net realized and unrealized gain (loss)	2.17	3.57	(5.54)	.99	1.34
Total from investment operations	2.42	3.80	(5.23)	1.35	1.67
Distributions from net investment income	(.25)	(.22)	(.24)	(.54)	(.31)
Distributions from net realized gain	(.08)	(.04)	(.49)	(.62)	(.50)
Total distributions	(.33)	(.26)G	(.73)	(1.16)	(.81)
Net asset value, end of period	$ 15.50	$ 13.41	$ 9.87	$ 15.83	$ 15.64
Total Return A, B	18.07%	38.60%	(33.96)%	8.98%	11.78%
Ratios to Average Net Assets D, F
Expenses before reductions	.55%	.56%	.55%	.57%	.61%
Expenses net of fee waivers, if any	.54%	.56%	.55%	.57%	.61%
Expenses net of all reductions	.54%	.55%	.55%	.57%	.59%
Net investment income (loss)	1.75%	2.03%	2.34%	2.25%	2.20%
Supplemental Data
Net assets, end of period (000 omitted)	$ 202,766	$ 185,849	$ 149,711	$ 274,561	$ 281,594
Portfolio turnover rate E	62%	63%	64%	41%	55%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $0.26 per share is comprised of distributions from net investment income of $0.224 and distributions from net realized gain of $0.035 per share.

Financial Highlights - Service Class

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 13.36	$ 9.84	$ 15.77	$ 15.55	$ 14.70
Income from Investment Operations
Net investment income (loss) C	.23	.22	.30	.34	.31
Net realized and unrealized gain (loss)	2.17	3.54	(5.52)	.99	1.33
Total from investment operations	2.40	3.76	(5.22)	1.33	1.64
Distributions from net investment income	(.23)	(.21)	(.22)	(.49)	(.29)
Distributions from net realized gain	(.08)	(.04)	(.49)	(.62)	(.50)
Total distributions	(.31)	(.24) G	(.71)	(1.11)	(.79)
Net asset value, end of period	$ 15.45	$ 13.36	$ 9.84	$ 15.77	$ 15.55
Total Return A, B	17.99%	38.36%	(34.02)%	8.90%	11.64%
Ratios to Average Net Assets D, F
Expenses before reductions	.68%	.69%	.68%	.68%	.72%
Expenses net of fee waivers, if any	.67%	.69%	.68%	.68%	.72%
Expenses net of all reductions	.67%	.69%	.68%	.68%	.69%
Net investment income (loss)	1.62%	1.90%	2.22%	2.14%	2.09%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,126	$ 6,221	$ 4,983	$ 9,376	$ 14,247
Portfolio turnover rate E	62%	63%	64%	41%	55%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $0.24 per share is comprised of distributions from net investment income of $0.209 and distributions from net realized gain of $0.035 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 13.24	$ 9.75	$ 15.65	$ 15.46	$ 14.62
Income from Investment Operations
Net investment income (loss) C	.21	.20	.27	.31	.28
Net realized and unrealized gain (loss)	2.13	3.53	(5.47)	.98	1.33
Total from investment operations	2.34	3.73	(5.20)	1.29	1.61
Distributions from net investment income	(.21)	(.20)	(.21)	(.48)	(.27)
Distributions from net realized gain	(.08)	(.04)	(.49)	(.62)	(.50)
Total distributions	(.29)	(.24)G	(.70)	(1.10)	(.77)
Net asset value, end of period	$ 15.29	$ 13.24	$ 9.75	$ 15.65	$ 15.46
Total Return A, B	17.76%	38.32%	(34.15)%	8.72%	11.50%
Ratios to Average Net Assets D, F
Expenses before reductions	.80%	.81%	.81%	.82%	.87%
Expenses net of fee waivers, if any	.79%	.81%	.81%	.82%	.87%
Expenses net of all reductions	.79%	.80%	.80%	.82%	.84%
Net investment income (loss)	1.50%	1.78%	2.09%	2.00%	1.94%
Supplemental Data
Net assets, end of period (000 omitted)	$ 260,051	$ 195,356	$ 102,009	$ 120,116	$ 56,139
Portfolio turnover rate E	62%	63%	64%	41%	55%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $0.24 per share is comprised of distributions from net investment income of $0.201 and distributions from net realized gain of $0.035 per share.

Financial Highlights - Investor Class

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 13.35	$ 9.83	$ 15.77	$ 15.59	$ 14.77
Income from Investment Operations
Net investment income (loss) C	.23	.22	.29	.34	.31
Net realized and unrealized gain (loss)	2.17	3.55	(5.50)	.99	1.32
Total from investment operations	2.40	3.77	(5.21)	1.33	1.63
Distributions from net investment income	(.24)	(.21)	(.24)	(.53)	(.31)
Distributions from net realized gain	(.08)	(.04)	(.49)	(.62)	(.50)
Total distributions	(.32)	(.25)G	(.73)	(1.15)	(.81)
Net asset value, end of period	$ 15.43	$ 13.35	$ 9.83	$ 15.77	$ 15.59
Total Return A, B	17.99%	38.45%	(33.99)%	8.89%	11.56%
Ratios to Average Net Assets D, F
Expenses before reductions	.63%	.65%	.64%	.68%	.73%
Expenses net of fee waivers, if any	.62%	.65%	.64%	.68%	.73%
Expenses net of all reductions	.62%	.65%	.64%	.68%	.71%
Net investment income (loss)	1.67%	1.93%	2.25%	2.14%	2.07%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,349,726	$ 1,178,752	$ 766,380	$ 396,524	$ 87,476
Portfolio turnover rate E	62%	63%	64%	41%	55%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $0.25 per share is comprised of distributions from net investment income of $0.214 and distributions from net realized gain of $0.035 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2010

1. Organization.

VIP Balanced Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on their investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The following summarizes the Fund's investment in each Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices
Fidelity High Income Central Fund 2	FMR Co., Inc. (FMRC)

Seeks a high level of income and may also seek capital appreciation by investing primarily in debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.

Loans & Direct Debt Instruments Repurchase Agreements Restricted Securities
VIP Investment Grade Central Fund	FIMM	Seeks a high level of current income by normally investing in investment-grade debt securities and repurchase agreements.	Delayed Delivery & When Issued Securities Repurchase Agreements Restricted Securities Swap Agreements

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at advisor.fidelity.com. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including security valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of December 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships (including allocations from Fidelity Central Funds), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 315,158,110
Gross unrealized depreciation	(48,455,860)
Net unrealized appreciation (depreciation)	$ 266,702,250

Tax Cost	$ 1,558,572,415

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 68,048
Capital loss carryforward	$ (53,247,315)
Net unrealized appreciation (depreciation)	$ 266,705,362

The tax character of distributions paid was as follows:

	December 31, 2010	December 31, 2009
Ordinary Income	$ 36,181,949	$ 28,470,649

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities,(including the Fixed-Income Central Funds), other than short-term securities, aggregated $1,001,468,162 and $1,028,390,498, respectively.

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Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .15% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .41% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 5,228
Service Class 2	553,377
$ 558,605

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .01% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC has agreed to voluntarily waive this fee until December 31, 2010. (See Note 9: Expense Reductions.) For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 146,291
Service Class	5,547
Service Class 2	169,453
Investor Class	1,946,966
$ 2,268,257

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $22,479 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6,244 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $190,720. During the period, there were no securities loaned to FCM.

Annual Report

9. Expense Reductions.

FMR or its affiliates agreed to waive certain fees during the period as noted in the table below.

Initial Class	$ 13,672
Service Class	378
Service Class 2	16,064
Investor Class	88,270
$ 118,384

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $62,337 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2010	2009
From net investment income
Initial Class	$ 3,131,983	$ 3,065,791
Service Class	76,758	95,989
Service Class 2	3,575,559	2,895,846
Investor Class	20,143,187	18,564,224
Total	$ 26,927,487	$ 24,621,850
From net realized gain
Initial Class	$ 1,027,378	$ 500,632
Service Class	27,742	16,746
Service Class 2	1,323,303	429,689
Investor Class	6,876,039	2,901,732
Total	$ 9,254,462	$ 3,848,799

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2010	2009	2010	2009
Initial Class
Shares sold	1,539,676	1,164,879	$ 22,328,669	$ 13,265,083
Reinvestment of distributions	274,193	276,936	4,159,361	3,566,423
Shares redeemed	(2,593,958)	(2,749,831)	(36,301,836)	(29,363,437)
Net increase (decrease)	(780,089)	(1,308,016)	$ (9,813,806)	$ (12,531,931)
Service Class
Shares sold	8,201	14,124	$ 118,482	$ 158,601
Reinvestment of distributions	6,926	8,797	104,500	112,735
Shares redeemed	(148,869)	(63,861)	(2,088,290)	(671,494)
Net increase (decrease)	(133,742)	(40,940)	$ (1,865,308)	$ (400,158)
Service Class 2
Shares sold	4,510,552	5,823,715	$ 62,556,939	$ 65,903,055
Reinvestment of distributions	327,233	259,708	4,898,862	3,325,535
Shares redeemed	(2,590,812)	(1,783,350)	(36,226,695)	(19,922,430)
Net increase (decrease)	2,246,973	4,300,073	$ 31,229,106	$ 49,306,160
Investor Class
Shares sold	2,531,204	11,962,349	$ 36,157,218	$ 120,348,275
Reinvestment of distributions	1,790,200	1,669,241	27,019,226	21,465,956
Shares redeemed	(5,146,100)	(3,297,780)	(71,030,853)	(38,333,440)
Net increase (decrease)	(824,696)	10,333,810	$ (7,854,409)	$ 103,480,791

Annual Report

Notes to Financial Statements - continued

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 83% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and Shareholders of VIP Balanced Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Balanced Portfolio (the Fund), a fund of Variable Insurance Products Fund III, including the schedule of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Balanced Portfolio as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 408 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee . Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management . He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

A total of 5.16% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Investor Class designates 11% and 34%; Initial Class designates 11% and 32%; Service Class designates 11% and 35%; and Service Class 2 designates 11% and 36%; of the dividends distributed in February 2010 and December 2010, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Balanced Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a proprietary custom index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a proprietary custom index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's proprietary custom index is an index developed by FMR that represents the performance of the fund's general investment categories in both equity and bond securities.

VIP Balanced Portfolio

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Initial Class of the fund was in the first quartile for the one- and five-year periods and the second quartile for the three-year period. The Board also noted that the investment performance of Initial Class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 7% means that 93% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Balanced Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2009.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Investments Money Management, Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Japan) Inc.

Fidelity Management & Research (Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VIPBAL-ANN-0211
1.540208.113

Fidelity® Variable Insurance Products:
Dynamic Capital Appreciation Portfolio

Annual Report

December 31, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

The general research services agreement with Fidelity Research & Analysis Company has been terminated and is no longer in effect for the fund.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2010	Past 1 year	Past 5 years	Past 10 years
VIP Dynamic Capital Appreciation Portfolio - Initial Class	18.41%	2.95%	1.72%
VIP Dynamic Capital Appreciation Portfolio - Service Class	18.06%	2.84%	1.59%
VIP Dynamic Capital Appreciation Portfolio - Service Class 2	17.99%	2.68%	1.43%
VIP Dynamic Capital Appreciation Portfolio - Investor Class A	18.27%	2.84%	1.67%

A The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. Had Investor Class's transfer agent fee been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Dynamic Capital Appreciation Portfolio - Initial Class on December 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: While market improvements around the world hit a speed bump in the first half of the 12-month period ending December 31, 2010, world economies re-accelerated in August, supported by a broadening recovery and low inflation in the U.S. Domestic stock markets recorded solid gains for the year, lifted by a strong second-half rally fueled by economic optimism, encouraging earnings reports and a wave of corporate mergers. The large-cap S&P 500® Index rose 15.06%, the blue-chip-laden Dow Jones Industrial AverageSM added 14.06% and the technology-heavy Nasdaq Composite® Index climbed 18.02%. Meanwhile, international stocks, as represented by the MSCI® ACWI® (All Country World Index) ex USA Index, gained 11.29%, boosted in part by a depreciating U.S. dollar. In the fixed-income arena, U.S. taxable investment-grade bonds generated positive results during 2010, as the Barclays Capital® U.S. Aggregate Bond Index gained 6.54%. With ultra-low interest rates bolstering nearly all fixed-income securities for most of the year, sectors in the index with higher yields and more credit risk generally fared best, while most high-quality bonds generated more-moderate returns. Meanwhile, high-yield bonds, as represented by The BofA Merrill LynchSM US High Yield Constrained Index, returned 15.07%, a result of improved economic data and strengthening investor demand. Overseas, foreign bond markets showed mixed results, with a sizable disparity between the 3.97% return of the Citigroup® Non-U.S. Group of 7 Index - which measures the performance of sovereign debt of the major global economies outside the U.S. - and the 12.04% advance of the JPMorgan Emerging Markets Bond Index Global (EMBI Global), which benefited from the rising overall credit quality of emerging-markets debt issuers.

Comments from J. Fergus Shiel, Portfolio Manager of VIP Dynamic Capital Appreciation Portfolio: During the past year, the fund's share classes handily beat the S&P 500® Index. (For specific portfolio results, please refer to the performance section of this report.) A large overweighting in the transportation segment of the industrials sector was an important driver of the fund's outperformance. Within transportation, I focused on the airline industry, where I thought valuations were compelling given the companies' growth potential. Stock selection in the capital goods segment of industrials also provided a boost. Elsewhere, favorable positioning in media - a component of the consumer discretionary sector - had a positive impact on the fund's results, as did solid picks in materials. Airline stocks represented three of the fund's four largest relative contributors, including top contributor UAL, the parent company of United Air Lines; Continental Airlines; and US Airways Group - all out-of-index positions. An expanding U.S. economy and continued industry discipline about limiting capacity - which supported ticket prices - were instrumental in helping the fund's airline holdings post stellar returns. Continental and UAL merged near the end of the period to form United Continental Holdings, which actually was a detractor during the time we held it, as was AMR, parent company of American Airlines. On balance, though, the fund's airline exposure was a strong net positive. Other contributors included an out-of-index position in Virgin Media, a U.K.-based cable television provider, and an underweighting in index component Bank of America, which struggled in the wake of questions about its home foreclosure procedures and uncertainty about the impact of financial reform legislation passed in July. Conversely, unfavorable positioning in banks hampered fund performance. Within the group, an underweighting in strong-performing index component Wells Fargo and out-of-benchmark exposure to two Irish banks - Bank of Ireland and Allied Irish Banks, both of which fell sharply in connection with Ireland's sovereign debt woes - detracted. Weak stock selection in the consumer services and retailing segments of the consumer discretionary sector, along with subpar picks in telecommunication services, further dampened results. For-profit educator ITT Educational Services, an out-of-benchmark position, was the fund's largest individual detractor in relative terms. Although tighter government regulation of the for-profit education industry hurt most stocks in the group, I thought investor sentiment became overly negative. Overweighting network equipment maker Cisco Systems, whose stock sold off in November after the company offered a disappointing outlook, also hurt. Some stocks mentioned in this report were sold during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 to December 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period* July 1, 2010 to December 31, 2010
Initial Class	.85%
Actual		$ 1,000.00	$ 1,222.20	$ 4.76
HypotheticalA		$ 1,000.00	$ 1,020.92	$ 4.33
Service Class	.95%
Actual		$ 1,000.00	$ 1,220.60	$ 5.32
HypotheticalA		$ 1,000.00	$ 1,020.42	$ 4.84
Service Class 2	1.10%
Actual		$ 1,000.00	$ 1,218.50	$ 6.15
HypotheticalA		$ 1,000.00	$ 1,019.66	$ 5.60
Investor Class	.93%
Actual		$ 1,000.00	$ 1,220.80	$ 5.21
HypotheticalA		$ 1,000.00	$ 1,020.52	$ 4.74

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
United Continental Holdings, Inc.	6.4	2.6
Virgin Media, Inc.	3.9	2.7
Apple, Inc.	3.8	2.8
Sprint Nextel Corp.	3.4	3.8
Delta Air Lines, Inc.	2.6	4.3
Union Pacific Corp.	2.3	0.9
The Walt Disney Co.	1.9	2.7
United States Steel Corp.	1.9	0.0
Royal Dutch Shell PLC Class A sponsored ADR	1.9	0.0
US Airways Group, Inc.	1.8	1.3
	29.9
Top Five Market Sectors as of December 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	27.9	21.1
Industrials	25.0	18.9
Information Technology	12.9	12.1
Energy	8.0	3.8
Financials	5.9	13.7
Asset Allocation (% of fund's net assets)
As of December 31, 2010*		As of June 30, 2010**
	Stocks 97.1%		Stocks 87.2%
	Short-Term Investments and Net Other Assets 2.9%		Short-Term Investments and Net Other Assets 12.8%
* Foreign investments	8.5%	** Foreign investments	5.9%

Annual Report

Investments December 31, 2010

Showing Percentage of Net Assets

Common Stocks - 96.9%
	Shares	Value
CONSUMER DISCRETIONARY - 27.7%
Auto Components - 0.5%
Gentex Corp.	9,227	$ 272,750
Automobiles - 0.9%
Bayerische Motoren Werke AG (BMW)	2,033	159,961
Ford Motor Co. (a)	11,305	189,811
Harley-Davidson, Inc.	5,100	176,817
		526,589
Diversified Consumer Services - 1.8%
Career Education Corp. (a)	8,983	186,218
DeVry, Inc.	4,240	203,435
ITT Educational Services, Inc. (a)(d)	9,101	579,643
Strayer Education, Inc.	550	83,721
		1,053,017
Hotels, Restaurants & Leisure - 5.6%
Accor SA	7,705	343,043
Las Vegas Sands Corp. (a)	2,539	116,667
Marriott International, Inc. Class A	8,813	366,092
McDonald's Corp.	11,318	868,770
Paddy Power PLC (Ireland)	12,842	527,111
Starbucks Corp.	4,088	131,347
Starwood Hotels & Resorts Worldwide, Inc.	14,774	897,964
		3,250,994
Internet & Catalog Retail - 1.2%
Amazon.com, Inc. (a)	2,939	529,020
Blue Nile, Inc. (a)	2,946	168,099
		697,119
Media - 8.8%
CBS Corp. Class B	19,375	369,094
Interpublic Group of Companies, Inc. (a)	52,174	554,088
Kabel Deutschland Holding AG	13,343	622,156
The Walt Disney Co.	29,471	1,105,457
Valassis Communications, Inc. (a)	5,561	179,898
Virgin Media, Inc.	81,951	2,232,345
		5,063,038
Multiline Retail - 0.7%
Nordstrom, Inc.	5,650	239,447
Retail Ventures, Inc. (a)	10,851	176,871
		416,318
Specialty Retail - 5.0%
Bed Bath & Beyond, Inc. (a)	13,931	684,709
Chico's FAS, Inc.	31,862	383,300
DSW, Inc. Class A (a)	6,911	270,220
Staples, Inc.	14,169	322,628
Tiffany & Co., Inc.	5,695	354,628
TJX Companies, Inc.	17,414	773,007
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	3,517	119,578
		2,908,070

	Shares	Value
Textiles, Apparel & Luxury Goods - 3.2%
Coach, Inc.	9,836	$ 544,029
Phillips-Van Heusen Corp.	8,800	554,488
Polo Ralph Lauren Corp. Class A	2,100	232,932
Quiksilver, Inc. (a)	15,297	77,556
Steven Madden Ltd. (a)	1,600	66,752
VF Corp.	3,944	339,894
		1,815,651
TOTAL CONSUMER DISCRETIONARY		16,003,546
CONSUMER STAPLES - 3.3%
Beverages - 2.2%
Anheuser-Busch InBev SA NV	6,078	347,805
The Coca-Cola Co.	14,354	944,063
		1,291,868
Personal Products - 0.3%
Estee Lauder Companies, Inc. Class A	2,126	171,568
Tobacco - 0.8%
Reynolds American, Inc.	13,536	441,544
TOTAL CONSUMER STAPLES		1,904,980
ENERGY - 8.0%
Energy Equipment & Services - 1.1%
Atwood Oceanics, Inc. (a)	7,131	266,485
National Oilwell Varco, Inc.	5,601	376,667
		643,152
Oil, Gas & Consumable Fuels - 6.9%
Alpha Natural Resources, Inc. (a)	8,200	492,246
Chevron Corp.	7,167	653,989
Massey Energy Co.	6,660	357,309
Occidental Petroleum Corp.	7,998	784,604
Patriot Coal Corp. (a)	13,306	257,737
Peabody Energy Corp.	5,600	358,288
Royal Dutch Shell PLC Class A sponsored ADR	16,454	1,098,798
		4,002,971
TOTAL ENERGY		4,646,123
FINANCIALS - 5.9%
Capital Markets - 0.8%
Franklin Resources, Inc.	1,965	218,528
Janus Capital Group, Inc.	20,527	266,235
		484,763
Commercial Banks - 1.7%
Comerica, Inc.	11,647	491,969
SunTrust Banks, Inc.	4,813	142,032
SVB Financial Group (a)	6,073	322,173
		956,174
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Diversified Financial Services - 1.9%
Citigroup, Inc. (a)	90,300	$ 427,119
CME Group, Inc.	2,036	655,083
		1,082,202
Real Estate Investment Trusts - 0.2%
Weyerhaeuser Co.	7,715	146,045
Real Estate Management & Development - 1.3%
CB Richard Ellis Group, Inc. Class A (a)	35,825	733,696
TOTAL FINANCIALS		3,402,880
HEALTH CARE - 4.2%
Biotechnology - 2.0%
Alexion Pharmaceuticals, Inc. (a)	700	56,385
Amgen, Inc. (a)	3,100	170,190
Biogen Idec, Inc. (a)	10,667	715,222
Gilead Sciences, Inc. (a)	4,023	145,794
InterMune, Inc. (a)	1,300	47,320
Vertex Pharmaceuticals, Inc. (a)	970	33,979
		1,168,890
Health Care Equipment & Supplies - 1.2%
C. R. Bard, Inc.	900	82,593
Edwards Lifesciences Corp. (a)	7,400	598,216
		680,809
Health Care Providers & Services - 0.9%
ExamWorks Group, Inc. (a)	2,677	49,471
Medco Health Solutions, Inc. (a)	7,075	433,485
		482,956
Health Care Technology - 0.1%
Transcend Services, Inc. (a)	3,643	71,366
TOTAL HEALTH CARE		2,404,021
INDUSTRIALS - 25.0%
Aerospace & Defense - 0.4%
GeoEye, Inc. (a)	5,487	232,594
Air Freight & Logistics - 0.3%
Air Transport Services Group, Inc. (a)	20,034	158,269
Airlines - 11.0%
Delta Air Lines, Inc. (a)	116,957	1,473,658
Ryanair Holdings PLC sponsored ADR	3,500	107,660
United Continental Holdings, Inc. (a)	156,124	3,718,874
US Airways Group, Inc. (a)	105,471	1,055,765
		6,355,957
Commercial Services & Supplies - 1.2%
EnerNOC, Inc. (a)	3,096	74,025
Pitney Bowes, Inc.	22,853	552,586
Stericycle, Inc. (a)	1,200	97,104
		723,715

	Shares	Value
Construction & Engineering - 2.2%
Fluor Corp.	7,133	$ 472,633
Foster Wheeler AG (a)	12,100	417,692
Jacobs Engineering Group, Inc. (a)	7,723	354,100
		1,244,425
Electrical Equipment - 1.9%
Emerson Electric Co.	11,273	644,477
GrafTech International Ltd. (a)	10,300	204,352
II-VI, Inc. (a)	1,765	81,825
Woodward Governor Co.	4,618	173,452
		1,104,106
Industrial Conglomerates - 0.5%
Textron, Inc.	12,133	286,824
Machinery - 4.0%
Cummins, Inc.	6,619	728,156
Danaher Corp.	1,455	68,632
Deere & Co.	2,926	243,004
Greenbrier Companies, Inc. (a)	4,545	95,400
Titan International, Inc. (d)	13,199	257,908
Trinity Industries, Inc.	9,687	257,771
WABCO Holdings, Inc. (a)	11,226	684,000
		2,334,871
Marine - 0.1%
Kirby Corp. (a)	1,800	79,290
Professional Services - 0.2%
IHS, Inc. Class A (a)	1,100	88,429
Road & Rail - 3.2%
Celadon Group, Inc. (a)	995	14,716
Norfolk Southern Corp.	8,122	510,224
Union Pacific Corp.	14,370	1,331,524
		1,856,464
TOTAL INDUSTRIALS		14,464,944
INFORMATION TECHNOLOGY - 12.9%
Communications Equipment - 1.9%
Ciena Corp. (a)	12,130	255,337
Juniper Networks, Inc. (a)	22,386	826,491
		1,081,828
Computers & Peripherals - 5.4%
Apple, Inc. (a)	6,854	2,210,826
EMC Corp. (a)	7,201	164,903
NetApp, Inc. (a)	9,699	533,057
Seagate Technology (a)	7,100	106,713
Western Digital Corp. (a)	3,100	105,090
		3,120,589
Electronic Equipment & Components - 0.1%
Tech Data Corp. (a)	1,210	53,264
Internet Software & Services - 0.1%
Akamai Technologies, Inc. (a)	1,511	71,093
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
IT Services - 1.2%
Cognizant Technology Solutions Corp. Class A (a)	3,130	$ 229,398
Paychex, Inc.	14,470	447,268
		676,666
Semiconductors & Semiconductor Equipment - 3.1%
ANADIGICS, Inc. (a)	8,882	61,552
Broadcom Corp. Class A	9,235	402,184
Fairchild Semiconductor International, Inc. (a)	17,355	270,912
Linear Technology Corp. (d)	8,200	283,638
Microchip Technology, Inc. (d)	8,200	280,522
NVIDIA Corp. (a)	15,158	233,433
Texas Instruments, Inc.	8,157	265,103
		1,797,344
Software - 1.1%
Ariba, Inc. (a)	18,468	433,813
ebix.com, Inc. (a)	6,561	155,299
FactSet Research Systems, Inc.	821	76,977
		666,089
TOTAL INFORMATION TECHNOLOGY		7,466,873
MATERIALS - 4.9%
Chemicals - 0.3%
Ashland, Inc.	3,294	167,533
Metals & Mining - 4.6%
BHP Billiton Ltd. sponsored ADR	3,100	288,052
Freeport-McMoRan Copper & Gold, Inc.	3,900	468,351
Reliance Steel & Aluminum Co.	6,399	326,989
Steel Dynamics, Inc.	27,300	499,590
United States Steel Corp. (d)	18,918	1,105,190
		2,688,172
TOTAL MATERIALS		2,855,705
TELECOMMUNICATION SERVICES - 5.0%
Diversified Telecommunication Services - 0.5%
Iliad Group SA	1,995	217,119
Telenet Group Holding NV	1,840	72,523
		289,642

	Shares	Value
Wireless Telecommunication Services - 4.5%
American Tower Corp. Class A (a)	378	$ 19,520
Clearwire Corp. Class A (a)(d)	45,079	232,157
Sprint Nextel Corp. (a)	469,847	1,987,453
Vodafone Group PLC sponsored ADR	14,396	380,486
		2,619,616
TOTAL TELECOMMUNICATION SERVICES		2,909,258
TOTAL COMMON STOCKS (Cost $48,569,443)		56,058,330
Nonconvertible Preferred Stocks - 0.2%

CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Volkswagen AG (Cost $142,782)	800	129,849
Money Market Funds - 6.8%

Fidelity Cash Central Fund, 0.19% (b)	2,231,622	2,231,622
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	1,708,450	1,708,450
TOTAL MONEY MARKET FUNDS (Cost $3,940,072)		3,940,072
TOTAL INVESTMENT PORTFOLIO - 103.9% (Cost $52,652,297)	60,128,251
NET OTHER ASSETS (LIABILITIES) - (3.9)%	(2,276,062)
NET ASSETS - 100%	$ 57,852,189
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 9,818
Fidelity Securities Lending Cash Central Fund	13,790
Total	$ 23,608
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information

At December 31, 2010, the Fund had a capital loss carryforward of approximately $6,788,158 of which $5,587,727 and $1,200,431 will expire in fiscal 2016 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2010

Assets
Investment in securities, at value (including securities loaned of $1,651,014) - See accompanying schedule: Unaffiliated issuers (cost $48,712,225)	$ 56,188,179
Fidelity Central Funds (cost $3,940,072)	3,940,072
Total Investments (cost $52,652,297)		$ 60,128,251
Cash		1,676
Receivable for fund shares sold		52,356
Dividends receivable		52,423
Distributions receivable from Fidelity Central Funds		1,590
Prepaid expenses		161
Other receivables		3,448
Total assets		60,239,905

Liabilities
Payable for investments purchased	$ 451,983
Payable for fund shares redeemed	146,450
Accrued management fee	32,202
Distribution and service plan fees payable	3,003
Other affiliated payables	6,761
Other payables and accrued expenses	38,867
Collateral on securities loaned, at value	1,708,450
Total liabilities		2,387,716

Net Assets		$ 57,852,189
Net Assets consist of:
Paid in capital		$ 57,363,211
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(6,986,908)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		7,475,886
Net Assets		$ 57,852,189

Statement of Assets and Liabilities - continued

December 31, 2010

Initial Class: Net Asset Value, offering price and redemption price per share ($18,907,386 ÷ 2,233,187 shares)	$ 8.47

Service Class: Net Asset Value, offering price and redemption price per share ($181,256 ÷ 21,544 shares)	$ 8.41

Service Class 2: Net Asset Value, offering price and redemption price per share ($14,492,478 ÷ 1,743,654 shares)	$ 8.31

Investor Class: Net Asset Value, offering price and redemption price per share ($24,271,069 ÷ 2,868,859 shares)	$ 8.46

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2010

Investment Income
Dividends		$ 413,587
Interest		126
Income from Fidelity Central Funds		23,608
Total income		437,321

Expenses
Management fee	$ 303,467
Transfer agent fees	68,498
Distribution and service plan fees	35,345
Accounting and security lending fees	21,676
Custodian fees and expenses	57,109
Independent trustees' compensation	302
Audit	42,536
Legal	235
Miscellaneous	608
Total expenses before reductions	529,776
Expense reductions	(26,800)	502,976
Net investment income (loss)		(65,655)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(897,092)
Foreign currency transactions	(9,519)
Total net realized gain (loss)		(906,611)
Change in net unrealized appreciation (depreciation) on: Investment securities	9,842,715
Assets and liabilities in foreign currencies	(68)
Total change in net unrealized appreciation (depreciation)		9,842,647
Net gain (loss)		8,936,036
Net increase (decrease) in net assets resulting from operations		$ 8,870,381

Statement of Changes in Net Assets

	Year ended December 31, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (65,655)	$ 169,433
Net realized gain (loss)	(906,611)	3,294,172
Change in net unrealized appreciation (depreciation)	9,842,647	9,438,217
Net increase (decrease) in net assets resulting from operations	8,870,381	12,901,822
Distributions to shareholders from net investment income	(111,880)	(66,807)
Share transactions - net increase (decrease)	(73,862)	(5,584,907)
Total increase (decrease) in net assets	8,684,639	7,250,108

Net Assets
Beginning of period	49,167,550	41,917,442
End of period (including undistributed net investment income of $0 and undistributed net investment income of $104,002, respectively)	$ 57,852,189	$ 49,167,550

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 7.17	$ 5.28	$ 9.13	$ 9.61	$ 8.71
Income from Investment Operations
Net investment income (loss) C	-	.03	.03	.04	.04
Net realized and unrealized gain (loss)	1.32	1.88	(3.78)	.65	1.17
Total from investment operations	1.32	1.91	(3.75)	.69	1.21
Distributions from net investment income	(.02)	(.02)	(.05)	(.04)	(.05)
Distributions from net realized gain	-	-	(.05)	(1.13)	(.26)
Total distributions	(.02)	(.02)	(.10)	(1.17)	(.31)
Net asset value, end of period	$ 8.47	$ 7.17	$ 5.28	$ 9.13	$ 9.61
Total Return A, B	18.41%	36.10%	(41.23)%	7.12%	13.97%
Ratios to Average Net Assets D, F
Expenses before reductions	.88%	.93%	.84%	.77%	.78%
Expenses net of fee waivers, if any	.85%	.85%	.84%	.77%	.78%
Expenses net of all reductions	.83%	.83%	.84%	.76%	.77%
Net investment income (loss)	(.02)%	.50%	.42%	.37%	.48%
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,907	$ 16,986	$ 15,794	$ 42,887	$ 59,549
Portfolio turnover rate E	206%	221%	161%	138%	161%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 7.14	$ 5.25	$ 9.07	$ 9.56	$ 8.65
Income from Investment Operations
Net investment income (loss) C	(.01)	.02	.02	.03	.04
Net realized and unrealized gain (loss)	1.30	1.88	(3.75)	.64	1.17
Total from investment operations	1.29	1.90	(3.73)	.67	1.21
Distributions from net investment income	(.02)	(.01)	(.04)	(.03)	(.04)
Distributions from net realized gain	-	-	(.05)	(1.13)	(.26)
Total distributions	(.02)	(.01)	(.09)	(1.16)	(.30)
Net asset value, end of period	$ 8.41	$ 7.14	$ 5.25	$ 9.07	$ 9.56
Total Return A, B	18.06%	36.17%	(41.30)%	6.93%	13.99%
Ratios to Average Net Assets D, F
Expenses before reductions	.96%	1.02%	.94%	.86%	.88%
Expenses net of fee waivers, if any	.95%	.95%	.94%	.86%	.88%
Expenses net of all reductions	.93%	.94%	.93%	.86%	.87%
Net investment income (loss)	(.12)%	.40%	.32%	.28%	.38%
Supplemental Data
Net assets, end of period (000 omitted)	$ 181	$ 217	$ 226	$ 666	$ 910
Portfolio turnover rate E	206%	221%	161%	138%	161%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 7.06	$ 5.20	$ 8.98	$ 9.48	$ 8.58
Income from Investment Operations
Net investment income (loss) C	(.02)	.01	.01	.01	.02
Net realized and unrealized gain (loss)	1.29	1.85	(3.70)	.63	1.16
Total from investment operations	1.27	1.86	(3.69)	.64	1.18
Distributions from net investment income	(.02)	- G	(.04)	(.01)	(.02)
Distributions from net realized gain	-	-	(.05)	(1.13)	(.26)
Total distributions	(.02)	- G	(.09)	(1.14)	(.28)
Net asset value, end of period	$ 8.31	$ 7.06	$ 5.20	$ 8.98	$ 9.48
Total Return A, B	17.99%	35.79%	(41.35)%	6.73%	13.81%
Ratios to Average Net Assets D, F
Expenses before reductions	1.13%	1.19%	1.12%	1.04%	1.05%
Expenses net of fee waivers, if any	1.10%	1.10%	1.10%	1.04%	1.05%
Expenses net of all reductions	1.08%	1.08%	1.09%	1.03%	1.04%
Net investment income (loss)	(.27)%	.25%	.16%	.10%	.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,492	$ 14,190	$ 11,801	$ 22,687	$ 23,720
Portfolio turnover rate E	206%	221%	161%	138%	161%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Investor Class

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 7.17	$ 5.28	$ 9.12	$ 9.61	$ 8.71
Income from Investment Operations
Net investment income (loss) C	(.01)	.02	.02	.03	.03
Net realized and unrealized gain (loss)	1.32	1.88	(3.76)	.64	1.17
Total from investment operations	1.31	1.90	(3.74)	.67	1.20
Distributions from net investment income	(.02)	(.01)	(.05)	(.03)	(.04)
Distributions from net realized gain	-	-	(.05)	(1.13)	(.26)
Total distributions	(.02)	(.01)	(.10)	(1.16)	(.30)
Net asset value, end of period	$ 8.46	$ 7.17	$ 5.28	$ 9.12	$ 9.61
Total Return A, B	18.27%	36.01%	(41.25)%	6.91%	13.87%
Ratios to Average Net Assets D, F
Expenses before reductions	.96%	1.03%	.93%	.88%	.90%
Expenses net of fee waivers, if any	.93%	.93%	.93%	.88%	.90%
Expenses net of all reductions	.91%	.91%	.92%	.88%	.89%
Net investment income (loss)	(.10)%	.43%	.33%	.25%	.36%
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,271	$ 17,775	$ 14,097	$ 32,062	$ 22,464
Portfolio turnover rate E	206%	221%	161%	138%	161%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2010

1. Organization.

VIP Dynamic Capital Appreciation Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund.

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of December 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards, partnerships and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 10,869,642
Gross unrealized depreciation	(3,592,438)
Net unrealized appreciation (depreciation)	$ 7,277,204
Tax Cost	$ 52,851,047

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (6,788,158)
Net unrealized appreciation (depreciation)	$ 7,277,136

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	December 31, 2010	December 31, 2009
Ordinary Income	$ 111,880	$ 66,807

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $103,644,636 and $102,025,201, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 208
Service Class 2	35,137
$ 35,345

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .01% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC has agreed to voluntarily waive this fee until December 31, 2010. (See Note 8: Expense Reductions.) For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 17,298
Service Class	162
Service Class 2	13,455
Investor Class	37,583
$ 68,498

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $3,938 for the period.

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $204 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $13,790. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

In addition to FIIOC waiving a portion of its transfer agent fees, FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement/ Waiver
Initial Class	.85%	$ 5,209
Service Class	.95%	26
Service Class 2	1.10%	3,928
Investor Class	.93%	5,682
		$ 14,845

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $11,955 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2010	2009
From net investment income
Initial Class	$ 38,548	$ 37,620
Service Class	484	273
Service Class 2	31,994	2,011
Investor Class	40,854	26,903
Total	$ 111,880	$ 66,807

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2010	2009	2010	2009
Initial Class
Shares sold	527,464	310,726	$ 4,026,651	$ 1,854,299
Reinvestment of distributions	5,636	5,344	38,548	37,620
Shares redeemed	(667,514)	(939,224)	(5,023,881)	(5,235,032)
Net increase (decrease)	(134,414)	(623,154)	$ (958,682)	$ (3,343,113)
Service Class
Shares sold	2,960	67	$ 21,858	$ 364
Reinvestment of distributions	71	39	484	273
Shares redeemed	(11,855)	(12,810)	(89,736)	(66,940)
Net increase (decrease)	(8,824)	(12,704)	$ (67,394)	$ (66,303)
Service Class 2
Shares sold	1,157,464	570,385	$ 8,677,785	$ 3,129,027
Reinvestment of distributions	4,754	290	31,994	2,011
Shares redeemed	(1,428,138)	(831,215)	(10,749,664)	(4,494,709)
Net increase (decrease)	(265,920)	(260,540)	$ (2,039,885)	$ (1,363,671)
Investor Class
Shares sold	1,306,376	686,061	$ 9,953,594	$ 4,175,568
Reinvestment of distributions	5,973	3,822	40,854	26,903
Shares redeemed	(920,849)	(881,642)	(7,002,349)	(5,014,291)
Net increase (decrease)	391,500	(191,759)	$ 2,992,099	$ (811,820)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owner of record of 74% of the total outstanding shares of the fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and Shareholders of VIP Dynamic Capital Appreciation Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Dynamic Capital Appreciation Portfolio (the Fund), a fund of Variable Insurance Products Fund III, including the schedule of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Dynamic Capital Appreciation Portfolio as of December 31, 2010, the results of the operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 408 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Name, Age; Principal Occupation
John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Initial Class designates 100%, Service Class designates 100%, Service Class 2 designates 100%, and Investor Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Dynamic Capital Appreciation Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

VIP Dynamic Capital Appreciation Portfolio

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Initial Class of the fund was in the second quartile for the one-year period, the third quartile for the three-year period, and the first quartile for the five-year period. The Board also noted that the investment performance of Initial Class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Dynamic Capital Appreciation Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of Initial Class ranked below its competitive median for 2009, the total expenses of Investor Class ranked equal to its competitive median for 2009, and the total expenses of each of Service Class and Service Class 2 ranked above its competitive median for 2009. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management &
Research (Hong Kong) Limited

Fidelity Management &
Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Service Agent

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

VIPDCA-ANN-0211
1.751799.110

Fidelity® Variable Insurance Products:
Growth & Income Portfolio

Annual Report

December 31, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

The general research services agreement with Fidelity Research & Analysis Company has been terminated and is no longer in effect for the fund.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2010	Past 1 year	Past 5 years	Past 10 years
VIP Growth & Income Portfolio - Initial Class	14.78%	1.55%	1.48%
VIP Growth & Income Portfolio - Service Class	14.66%	1.45%	1.38%
VIP Growth & Income Portfolio - Service Class 2	14.55%	1.31%	1.23%
VIP Growth & Income Portfolio - Investor Class A	14.72%	1.45%	1.42%

A The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. Had Investor Class's transfer agent fee been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Growth & Income Portfolio - Initial Class on December 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: While market improvements around the world hit a speed bump in the first half of the 12-month period ending December 31, 2010, world economies re-accelerated in August, supported by a broadening recovery and low inflation in the U.S. Domestic stock markets recorded solid gains for the year, lifted by a strong second-half rally fueled by economic optimism, encouraging earnings reports and a wave of corporate mergers. The large-cap S&P 500® Index rose 15.06%, the blue-chip-laden Dow Jones Industrial AverageSM added 14.06% and the technology-heavy Nasdaq Composite® Index climbed 18.02%. Meanwhile, international stocks, as represented by the MSCI® ACWI® (All Country World Index) ex USA Index, gained 11.29%, led by strong results from Canada and emerging markets. In the fixed-income arena, U.S. taxable investment-grade bonds generated positive results during 2010, as the Barclays Capital® U.S. Aggregate Bond Index gained 6.54%. With ultra-low interest rates bolstering nearly all fixed-income securities for most of the year, sectors in the index with higher yields and more credit risk generally fared best, while most high-quality bonds generated more-moderate returns. Meanwhile, high-yield bonds, as represented by The BofA Merrill LynchSM US High Yield Constrained Index, returned 15.07%, a result of improved economic data and strengthening investor demand. Overseas, foreign bond markets showed mixed results, with a sizable disparity between the 3.97% return of the Citigroup® Non-U.S. Group of 7 Index - which measures the performance of sovereign debt of the major global economies outside the U.S. - and the 12.04% advance of the JPMorgan Emerging Markets Bond Index Global (EMBI Global), which benefited from the rising overall credit quality of emerging-markets debt issuers.

Comments from James Catudal, Portfolio Manager of VIP Growth & Income Portfolio during the period covered by this report: For the year, the fund's share classes slightly underperformed the S&P 500®. (For specific portfolio results, please refer to the performance section of this report.) Relative performance was boosted by overall positioning in health care and market selection in utilities and industrials. Stock selection in financials, materials and technology, as well as the food/beverage/tobacco segment of consumer staples, also helped. Truck engine maker Cummins was the fund's top individual contributor, as its stock price more than doubled during the period. Technology leader Apple also provided a boost, benefiting from successful product introductions. Underweighting Bank of America and timely ownership of insurance-focused conglomerate Berkshire Hathaway were rewarding, as was owning energy company Smith International, which was acquired by Schlumberger. Conversely, the fund was hurt by stock picks in consumer discretionary, especially among retailing and consumer durables/apparel names. Holdings in the energy sector detracted, including untimely ownership of oil-field services provider Baker Hughes, which I sold by period end. Technology giant Hewlett-Packard was the fund's biggest detractor, as its shares fell after the firm's CEO was forced to resign. Results also were hurt by underweighting diversified conglomerate General Electric and heavy equipment maker Caterpillar. A stake in Applied Materials detracted as well, given its disappointing solar business in 2010. Caterpillar and Applied Materials were sold from the fund by period end.

Note to shareholders: Matthew Fruhan will become Portfolio Manager of the fund on February 1, 2011.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 to December 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period* July 1, 2010 to December 31, 2010
Initial Class	.58%
Actual		$ 1,000.00	$ 1,246.30	$ 3.28
HypotheticalA		$ 1,000.00	$ 1,022.28	$ 2.96
Service Class	.68%
Actual		$ 1,000.00	$ 1,245.70	$ 3.85
HypotheticalA		$ 1,000.00	$ 1,021.78	$ 3.47
Service Class 2.83%
Actual		$ 1,000.00	$ 1,245.50	$ 4.70
HypotheticalA		$ 1,000.00	$ 1,021.02	$ 4.23
Investor Class	.67%
Actual		$ 1,000.00	$ 1,247.10	$ 3.79
HypotheticalA		$ 1,000.00	$ 1,021.83	$ 3.41

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	4.6	3.5
Apple, Inc.	4.0	3.9
JPMorgan Chase & Co.	2.7	2.1
Wells Fargo & Co.	2.4	1.8
The Coca-Cola Co.	2.4	1.5
Citigroup, Inc.	2.2	1.4
Schlumberger Ltd.	2.1	1.2
United Technologies Corp.	2.1	2.0
Google, Inc. Class A	2.0	0.7
Philip Morris International, Inc.	1.6	1.4
	26.1
Top Five Market Sectors as of December 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	19.9	20.8
Financials	17.5	18.7
Industrials	15.8	15.1
Energy	12.9	10.6
Health Care	9.5	9.7
Asset Allocation (% of fund's net assets)
As of December 31, 2010 *		As of June 30, 2010 **
	Stocks 97.2%		Stocks 98.6%
	Short-Term Investments and Net Other Assets 2.8%		Short-Term Investments and Net Other Assets 1.4%
* Foreign investments	10.6%	** Foreign investments	7.4%

Annual Report

Investments December 31, 2010

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value
CONSUMER DISCRETIONARY - 8.8%
Auto Components - 0.5%
Tenneco, Inc. (a)	29,700	$ 1,222,452
TRW Automotive Holdings Corp. (a)	59,700	3,146,190
		4,368,642
Automobiles - 0.6%
Ford Motor Co. (a)	135,700	2,278,403
General Motors Co.	67,800	2,499,108
		4,777,511
Distributors - 0.2%
Li & Fung Ltd.	242,000	1,404,207
Hotels, Restaurants & Leisure - 1.5%
Accor SA	40,413	1,799,272
Darden Restaurants, Inc.	15,600	724,464
Jack in the Box, Inc. (a)	23,700	500,781
Little Sheep Group Ltd.	55,000	34,744
Marriott International, Inc. Class A	80,349	3,337,697
Sonic Corp. (a)	42,900	434,148
Starbucks Corp.	155,150	4,984,970
		11,816,076
Household Durables - 1.6%
D.R. Horton, Inc.	91,817	1,095,377
Ethan Allen Interiors, Inc.	37,630	752,976
Newell Rubbermaid, Inc.	53,900	979,902
Ryland Group, Inc.	62,293	1,060,850
Stanley Black & Decker, Inc.	75,200	5,028,624
Toll Brothers, Inc. (a)	197,700	3,756,300
		12,674,029
Media - 1.7%
Comcast Corp. Class A (special) (non-vtg.)	200,791	4,178,461
DIRECTV (a)	26,158	1,044,489
Lamar Advertising Co. Class A (a)	27,106	1,079,903
The Walt Disney Co.	185,800	6,969,358
		13,272,211
Multiline Retail - 1.7%
Kohl's Corp. (a)	59,000	3,206,060
Target Corp.	175,400	10,546,802
		13,752,862
Specialty Retail - 0.4%
Lowe's Companies, Inc.	131,378	3,294,960
Textiles, Apparel & Luxury Goods - 0.6%
Pandora A/S	12,400	747,283
Polo Ralph Lauren Corp. Class A	37,200	4,126,224
		4,873,507
TOTAL CONSUMER DISCRETIONARY		70,234,005

	Shares	Value
CONSUMER STAPLES - 7.1%
Beverages - 2.7%
Coca-Cola Enterprises, Inc.	98,800	$ 2,472,964
The Coca-Cola Co.	283,998	18,678,548
		21,151,512
Food & Staples Retailing - 0.7%
CVS Caremark Corp.	59,800	2,079,246
Fresh Market, Inc.	11,300	465,560
Wal-Mart de Mexico SA de CV Series V	293,100	841,751
Wal-Mart Stores, Inc.	40,167	2,166,206
		5,552,763
Food Products - 1.2%
Bunge Ltd.	42,850	2,807,532
Kraft Foods, Inc. Class A	22,900	721,579
Mead Johnson Nutrition Co. Class A	36,100	2,247,225
Nestle SA	67,568	3,959,486
		9,735,822
Household Products - 0.9%
Colgate-Palmolive Co.	51,200	4,114,944
Procter & Gamble Co.	49,700	3,197,201
		7,312,145
Tobacco - 1.6%
Philip Morris International, Inc.	217,460	12,727,934
TOTAL CONSUMER STAPLES		56,480,176
ENERGY - 12.9%
Energy Equipment & Services - 6.0%
Cameron International Corp. (a)	170,528	8,650,885
Ensco International Ltd. ADR	31,700	1,692,146
Halliburton Co.	173,293	7,075,553
Oil States International, Inc. (a)	36,900	2,364,921
Saipem SpA	63,211	3,113,463
Schlumberger Ltd.	199,900	16,691,650
Weatherford International Ltd. (a)	349,600	7,970,880
		47,559,498
Oil, Gas & Consumable Fuels - 6.9%
Anadarko Petroleum Corp.	40,200	3,061,632
Apache Corp.	42,300	5,043,429
Cimarex Energy Co.	22,800	2,018,484
Exxon Mobil Corp.	497,298	36,362,427
Massey Energy Co.	15,700	842,305
Peabody Energy Corp.	57,000	3,646,860
Petrohawk Energy Corp. (a)	86,800	1,584,100
Ultra Petroleum Corp. (a)	36,290	1,733,573
Whiting Petroleum Corp. (a)	6,300	738,297
		55,031,107
TOTAL ENERGY		102,590,605
Common Stocks - continued
	Shares	Value
FINANCIALS - 17.5%
Capital Markets - 3.2%
Ameriprise Financial, Inc.	56,201	$ 3,234,368
BlackRock, Inc. Class A	21,200	4,040,296
Goldman Sachs Group, Inc.	20,517	3,450,139
Janus Capital Group, Inc.	126,096	1,635,465
Morgan Stanley	59,502	1,619,049
State Street Corp.	242,357	11,230,823
		25,210,140
Commercial Banks - 4.8%
Huntington Bancshares, Inc.	106,400	730,968
Marshall & Ilsley Corp.	184,900	1,279,508
PNC Financial Services Group, Inc.	37,225	2,260,302
Regions Financial Corp.	259,600	1,817,200
Sterling Bancshares, Inc.	86,500	607,230
SunTrust Banks, Inc.	72,200	2,130,622
Synovus Financial Corp.	173,900	459,096
U.S. Bancorp, Delaware	278,600	7,513,842
Wells Fargo & Co.	617,548	19,137,813
Zions Bancorporation	80,600	1,952,938
		37,889,519
Consumer Finance - 0.4%
Capital One Financial Corp.	43,100	1,834,336
Discover Financial Services	67,500	1,250,775
		3,085,111
Diversified Financial Services - 6.1%
Bank of America Corp.	653,394	8,716,276
Citigroup, Inc. (a)	3,736,500	17,673,645
JPMorgan Chase & Co.	510,150	21,640,563
NBH Holdings Corp. Class A (a)(e)	20,000	390,000
		48,420,484
Insurance - 1.8%
Berkshire Hathaway, Inc. Class B (a)	54,453	4,362,230
Hartford Financial Services Group, Inc.	46,642	1,235,547
Lincoln National Corp.	61,700	1,715,877
MetLife, Inc.	159,600	7,092,624
		14,406,278
Real Estate Investment Trusts - 0.9%
CBL & Associates Properties, Inc.	55,300	967,750
ProLogis Trust	87,800	1,267,832
Public Storage	24,600	2,494,932
Simon Property Group, Inc.	14,001	1,392,959
SL Green Realty Corp.	19,300	1,302,943
		7,426,416
Real Estate Management & Development - 0.3%
CB Richard Ellis Group, Inc. Class A (a)	138,000	2,826,240
Thrifts & Mortgage Finance - 0.0%
Radian Group, Inc.	34,500	278,415
TOTAL FINANCIALS		139,542,603

	Shares	Value
HEALTH CARE - 9.5%
Biotechnology - 1.7%
Amgen, Inc. (a)	94,600	$ 5,193,540
Amylin Pharmaceuticals, Inc. (a)	32,139	472,765
ARIAD Pharmaceuticals, Inc. (a)	124,200	633,420
BioMarin Pharmaceutical, Inc. (a)	35,500	956,015
Cephalon, Inc. (a)	12,400	765,328
Gilead Sciences, Inc. (a)	63,904	2,315,881
SIGA Technologies, Inc. (a)	53,000	742,000
Theravance, Inc. (a)	31,900	799,733
Vertex Pharmaceuticals, Inc. (a)	46,100	1,614,883
		13,493,565
Health Care Equipment & Supplies - 1.3%
C. R. Bard, Inc.	28,300	2,597,091
Covidien PLC	145,400	6,638,964
Mako Surgical Corp. (a)	41,800	636,196
St. Jude Medical, Inc. (a)	15,470	661,343
		10,533,594
Health Care Providers & Services - 2.5%
Brookdale Senior Living, Inc. (a)	56,300	1,205,383
CIGNA Corp.	31,200	1,143,792
Express Scripts, Inc. (a)	103,300	5,583,365
Henry Schein, Inc. (a)	90,726	5,569,669
McKesson Corp.	37,800	2,660,364
Medco Health Solutions, Inc. (a)	29,300	1,795,211
UnitedHealth Group, Inc.	58,152	2,099,869
		20,057,653
Life Sciences Tools & Services - 0.8%
Agilent Technologies, Inc. (a)	51,694	2,141,682
Illumina, Inc. (a)	29,400	1,862,196
Life Technologies Corp. (a)	31,600	1,753,800
QIAGEN NV (a)	19,600	383,180
		6,140,858
Pharmaceuticals - 3.2%
Auxilium Pharmaceuticals, Inc. (a)	19,400	409,340
GlaxoSmithKline PLC sponsored ADR	95,200	3,733,744
Johnson & Johnson	137,170	8,483,965
Merck & Co., Inc.	267,688	9,647,476
Pfizer, Inc.	158,126	2,768,786
Teva Pharmaceutical Industries Ltd. sponsored ADR	13,700	714,181
		25,757,492
TOTAL HEALTH CARE		75,983,162
INDUSTRIALS - 15.8%
Aerospace & Defense - 5.4%
AerCap Holdings NV (a)	50,884	718,482
AeroVironment, Inc. (a)	23,797	638,474
BE Aerospace, Inc. (a)	110,600	4,095,518
Goodrich Corp.	59,900	5,275,393
Honeywell International, Inc.	57,000	3,030,120
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Aerospace & Defense - continued
Precision Castparts Corp.	48,700	$ 6,779,527
The Boeing Co.	83,100	5,423,106
United Technologies Corp.	210,964	16,607,086
		42,567,706
Air Freight & Logistics - 1.3%
C.H. Robinson Worldwide, Inc.	36,400	2,918,916
United Parcel Service, Inc. Class B	101,046	7,333,919
		10,252,835
Airlines - 0.3%
Southwest Airlines Co.	172,100	2,233,858
United Continental Holdings, Inc. (a)	20,700	493,074
		2,726,932
Building Products - 0.2%
Owens Corning (a)	46,000	1,432,900
Commercial Services & Supplies - 0.1%
Avery Dennison Corp.	19,300	817,162
Construction & Engineering - 0.9%
Fluor Corp.	72,000	4,770,720
Jacobs Engineering Group, Inc. (a)	37,100	1,701,035
Orion Marine Group, Inc. (a)	41,100	476,760
		6,948,515
Industrial Conglomerates - 1.5%
3M Co.	87,379	7,540,808
General Electric Co.	99,572	1,821,172
Textron, Inc.	116,041	2,743,209
		12,105,189
Machinery - 2.9%
Cummins, Inc.	47,900	5,269,479
Danaher Corp.	115,000	5,424,550
Ingersoll-Rand Co. Ltd.	189,000	8,900,010
NN, Inc. (a)	18,900	233,604
PACCAR, Inc.	60,300	3,462,426
		23,290,069
Professional Services - 0.3%
Robert Half International, Inc.	86,000	2,631,600
Road & Rail - 2.9%
CSX Corp.	155,300	10,033,933
Landstar System, Inc.	87,100	3,565,874
Union Pacific Corp.	97,900	9,071,414
		22,671,221
TOTAL INDUSTRIALS		125,444,129
INFORMATION TECHNOLOGY - 19.9%
Communications Equipment - 3.1%
Cisco Systems, Inc. (a)	427,491	8,648,143
HTC Corp.	70,000	2,159,753
Juniper Networks, Inc. (a)	81,322	3,002,408

	Shares	Value
Motorola, Inc. (a)	261,600	$ 2,372,712
QUALCOMM, Inc.	174,200	8,621,158
		24,804,174
Computers & Peripherals - 5.3%
Apple, Inc. (a)	99,349	32,046,013
EMC Corp. (a)	187,367	4,290,704
Hewlett-Packard Co.	135,000	5,683,500
		42,020,217
Electronic Equipment & Components - 0.6%
Corning, Inc.	252,100	4,870,572
Internet Software & Services - 3.3%
eBay, Inc. (a)	185,531	5,163,328
Google, Inc. Class A (a)	26,991	16,031,844
Mail.ru Group Ltd. GDR unit (a)(e)	4,900	176,400
Move, Inc. (a)	572,295	1,470,798
OpenTable, Inc. (a)	17,600	1,240,448
Rackspace Hosting, Inc. (a)	59,700	1,875,177
		25,957,995
IT Services - 1.9%
Cognizant Technology Solutions Corp. Class A (a)	23,659	1,733,968
Fiserv, Inc. (a)	33,800	1,979,328
International Business Machines Corp.	18,300	2,685,708
MasterCard, Inc. Class A	20,500	4,594,255
Visa, Inc. Class A	56,868	4,002,370
		14,995,629
Office Electronics - 0.3%
Xerox Corp.	200,200	2,306,304
Semiconductors & Semiconductor Equipment - 2.6%
ASML Holding NV	131,400	5,037,876
Broadcom Corp. Class A	70,600	3,074,630
Intersil Corp. Class A	115,800	1,768,266
Lam Research Corp. (a)	116,900	6,053,082
Marvell Technology Group Ltd. (a)	105,300	1,953,315
Micron Technology, Inc. (a)	153,100	1,227,862
NXP Semiconductors NV	97,200	2,034,396
		21,149,427
Software - 2.8%
BMC Software, Inc. (a)	66,426	3,131,322
Citrix Systems, Inc. (a)	36,700	2,510,647
Informatica Corp. (a)	38,000	1,673,140
Longtop Financial Technologies Ltd. ADR (a)	8,200	296,676
Microsoft Corp.	113,893	3,179,893
Nuance Communications, Inc. (a)	67,100	1,219,878
Oracle Corp.	299,000	9,358,700
Red Hat, Inc. (a)	17,900	817,135
		22,187,391
TOTAL INFORMATION TECHNOLOGY		158,291,709
Common Stocks - continued
	Shares	Value
MATERIALS - 4.2%
Chemicals - 2.1%
Albemarle Corp.	63,384	$ 3,535,560
CF Industries Holdings, Inc.	10,600	1,432,590
Dow Chemical Co.	59,900	2,044,986
Ecolab, Inc.	15,187	765,729
FMC Corp.	41,852	3,343,556
Praxair, Inc.	23,304	2,224,833
The Mosaic Co.	44,200	3,375,112
		16,722,366
Construction Materials - 0.1%
Vulcan Materials Co. (d)	25,000	1,109,000
Metals & Mining - 2.0%
Alcoa, Inc.	243,000	3,739,770
AngloGold Ashanti Ltd. sponsored ADR	78,100	3,844,863
Barrick Gold Corp.	71,600	3,813,689
Carpenter Technology Corp.	75,473	3,037,034
Reliance Steel & Aluminum Co.	21,300	1,088,430
		15,523,786
TOTAL MATERIALS		33,355,152
TELECOMMUNICATION SERVICES - 1.3%
Diversified Telecommunication Services - 0.3%
Verizon Communications, Inc.	66,900	2,393,682
Wireless Telecommunication Services - 1.0%
American Tower Corp. Class A (a)	75,300	3,888,492
Sprint Nextel Corp. (a)	349,200	1,477,116
Vodafone Group PLC sponsored ADR	83,000	2,193,690
		7,559,298
TOTAL TELECOMMUNICATION SERVICES		9,952,980
UTILITIES - 0.2%
Multi-Utilities - 0.2%
Public Service Enterprise Group, Inc.	46,500	1,479,165
TOTAL COMMON STOCKS (Cost $642,110,785)		773,353,686
U.S. Treasury Obligations - 0.1%
	Principal Amount	Value
U.S. Treasury Bills, yield at date of purchase 0.16% 2/24/11 (Cost $1,199,714)	$ 1,200,000	$ 1,199,806
Money Market Funds - 2.6%
	Shares
Fidelity Cash Central Fund, 0.19% (b)	19,413,086	19,413,086
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	1,098,000	1,098,000
TOTAL MONEY MARKET FUNDS (Cost $20,511,086)		20,511,086
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $663,821,585)		795,064,578
NET OTHER ASSETS (LIABILITIES) - 0.1%		934,994
NET ASSETS - 100%		$ 795,999,572
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $566,400 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 26,676
Fidelity Securities Lending Cash Central Fund	9,636
Total	$ 36,312
Other Information

The following is a summary of the inputs used, as of December 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 70,234,005	$ 70,234,005	$ -	$ -
Consumer Staples	56,480,176	56,480,176	-	-
Energy	102,590,605	102,590,605	-	-
Financials	139,542,603	139,152,603	-	390,000
Health Care	75,983,162	75,983,162	-	-
Industrials	125,444,129	125,444,129	-	-
Information Technology	158,291,709	158,291,709	-	-
Materials	33,355,152	33,355,152	-	-
Telecommunication Services	9,952,980	9,952,980	-	-
Utilities	1,479,165	1,479,165	-	-
U.S. Government and Government Agency Obligations	1,199,806	-	1,199,806	-
Money Market Funds	20,511,086	20,511,086	-	-
Total Investments in Securities:	$ 795,064,578	$ 793,474,772	$ 1,199,806	$ 390,000
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 405,000
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(15,000)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 390,000
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2010	$ (15,000)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	89.4%
Netherlands Antilles	2.1%
Ireland	1.9%
Switzerland	1.5%
Netherlands	1.1%
United Kingdom	1.0%
Others (Individually Less Than 1%)	3.0%
100.0%
Income Tax Information

At December 31, 2010, the Fund had a capital loss carryforward of approximately $216,622,154 of which $57,245,809 and $159,376,345 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2010
Assets
Investment in securities, at value (including securities loaned of $1,064,640) - See accompanying schedule: Unaffiliated issuers (cost $643,310,499)	$ 774,553,492
Fidelity Central Funds (cost $20,511,086)	20,511,086
Total Investments (cost $663,821,585)		$ 795,064,578
Foreign currency held at value (cost $2)		2
Receivable for investments sold		5,669,564
Receivable for fund shares sold		70,116
Dividends receivable		682,302
Distributions receivable from Fidelity Central Funds		3,604
Prepaid expenses		1,409
Other receivables		9,143
Total assets		801,500,718

Liabilities
Payable for investments purchased	$ 3,094,375
Payable for fund shares redeemed	815,135
Accrued management fee	300,388
Distribution and service plan fees payable	76,429
Other affiliated payables	70,083
Other payables and accrued expenses	46,736
Collateral on securities loaned, at value	1,098,000
Total liabilities		5,501,146

Net Assets		$ 795,999,572
Net Assets consist of:
Paid in capital		$ 896,730,168
Distributions in excess of net investment income		(3,718)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(231,975,682)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		131,248,804
Net Assets		$ 795,999,572

Statement of Assets and Liabilities - continued

December 31, 2010

Initial Class: Net Asset Value, offering price and redemption price per share ($278,330,464 ÷ 22,046,005 shares)	$ 12.62

Service Class: Net Asset Value, offering price and redemption price per share ($146,735,583 ÷ 11,698,926 shares)	$ 12.54

Service Class 2: Net Asset Value, offering price and redemption price per share ($310,904,937 ÷ 25,018,357 shares)	$ 12.43

Investor Class: Net Asset Value, offering price and redemption price per share ($60,028,588 ÷ 4,764,775 shares)	$ 12.60

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2010
Investment Income
Dividends		$ 9,656,429
Interest		325
Income from Fidelity Central Funds		36,312
Total income		9,693,066

Expenses
Management fee	$ 3,504,671
Transfer agent fees	639,717
Distribution and service plan fees	902,753
Accounting and security lending fees	270,553
Custodian fees and expenses	48,860
Independent trustees' compensation	4,335
Audit	89,626
Legal	3,791
Miscellaneous	11,534
Total expenses before reductions	5,475,840
Expense reductions	(111,862)	5,363,978
Net investment income (loss)		4,329,088
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	39,923,486
Foreign currency transactions	(36,365)
Futures contracts	251,687
Total net realized gain (loss)		40,138,808
Change in net unrealized appreciation (depreciation) on: Investment securities	59,562,994
Assets and liabilities in foreign currencies	5,069
Total change in net unrealized appreciation (depreciation)		59,568,063
Net gain (loss)		99,706,871
Net increase (decrease) in net assets resulting from operations		$ 104,035,959

Statement of Changes in Net Assets

	Year ended December 31, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,329,088	$ 6,741,269
Net realized gain (loss)	40,138,808	(71,563,532)
Change in net unrealized appreciation (depreciation)	59,568,063	241,390,095
Net increase (decrease) in net assets resulting from operations	104,035,959	176,567,832
Distributions to shareholders from net investment income	(4,426,980)	(7,076,457)
Share transactions - net increase (decrease)	(114,258,676)	(90,703,958)
Total increase (decrease) in net assets	(14,649,697)	78,787,417

Net Assets
Beginning of period	810,649,269	731,861,852
End of period (including distributions in excess of net investment income of $3,718 and undistributed net investment income of $16, 043, respectively)	$ 795,999,572	$ 810,649,269

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 11.07	$ 8.79	$ 17.01	$ 16.12	$ 14.75
Income from Investment Operations
Net investment income (loss) C	.08	.10	.15	.14	.15
Net realized and unrealized gain (loss)	1.55	2.29	(6.71)	1.73	1.74
Total from investment operations	1.63	2.39	(6.56)	1.87	1.89
Distributions from net investment income	(.08)	(.11)	(.16)	(.31)	(.14)
Distributions from net realized gain	-	-	(1.50)	(.67)	(.38)
Total distributions	(.08)	(.11)	(1.66)	(.98) G	(.52)
Net asset value, end of period	$ 12.62	$ 11.07	$ 8.79	$ 17.01	$ 16.12
Total Return A, B	14.78%	27.20%	(41.70)%	12.12%	13.18%
Ratios to Average Net Assets D, F
Expenses before reductions	.60%	.61%	.59%	.58%	.60%
Expenses net of fee waivers, if any	.59%	.61%	.59%	.58%	.60%
Expenses net of all reductions	.58%	.60%	.59%	.58%	.59%
Net investment income (loss)	.69%	1.05%	1.15%	.88%	.98%
Supplemental Data
Net assets, end of period (000 omitted)	$ 278,330	$ 274,101	$ 235,729	$ 446,465	$ 465,375
Portfolio turnover rate E	100%	101%	123%	85%	109%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.98 per share is comprised of distributions from net investment income of $.310 and distributions from net realized gain of $.671 per share.

Financial Highlights - Service Class

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 11.00	$ 8.73	$ 16.90	$ 16.01	$ 14.66
Income from Investment Operations
Net investment income (loss) C	.07	.09	.14	.13	.13
Net realized and unrealized gain (loss)	1.54	2.28	(6.66)	1.71	1.72
Total from investment operations	1.61	2.37	(6.52)	1.84	1.85
Distributions from net investment income	(.07)	(.10)	(.15)	(.28)	(.12)
Distributions from net realized gain	-	-	(1.50)	(.67)	(.38)
Total distributions	(.07)	(.10)	(1.65)	(.95) G	(.50)
Net asset value, end of period	$ 12.54	$ 11.00	$ 8.73	$ 16.90	$ 16.01
Total Return A, B	14.66%	27.16%	(41.77)%	12.00%	13.01%
Ratios to Average Net Assets D, F
Expenses before reductions	.69%	.70%	.69%	.68%	.70%
Expenses net of fee waivers, if any	.68%	.70%	.69%	.68%	.70%
Expenses net of all reductions	.68%	.70%	.69%	.68%	.69%
Net investment income (loss)	.59%	.95%	1.06%	.78%	.88%
Supplemental Data
Net assets, end of period (000 omitted)	$ 146,736	$ 165,361	$ 162,731	$ 371,692	$ 375,775
Portfolio turnover rate E	100%	101%	123%	85%	109%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.95 per share is comprised of distributions from net investment income of $.279 and distributions from net realized gain of $.671 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 10.90	$ 8.65	$ 16.76	$ 15.86	$ 14.53
Income from Investment Operations
Net investment income (loss) C	.05	.07	.12	.10	.11
Net realized and unrealized gain (loss)	1.53	2.26	(6.60)	1.70	1.71
Total from investment operations	1.58	2.33	(6.48)	1.80	1.82
Distributions from net investment income	(.05)	(.08)	(.13)	(.23)	(.11)
Distributions from net realized gain	-	-	(1.50)	(.67)	(.38)
Total distributions	(.05)	(.08)	(1.63)	(.90) G	(.49)
Net asset value, end of period	$ 12.43	$ 10.90	$ 8.65	$ 16.76	$ 15.86
Total Return A, B	14.55%	27.02%	(41.90)%	11.86%	12.86%
Ratios to Average Net Assets D, F
Expenses before reductions	.84%	.85%	.84%	.83%	.85%
Expenses net of fee waivers, if any	.83%	.85%	.84%	.83%	.85%
Expenses net of all reductions	.83%	.85%	.84%	.83%	.84%
Net investment income (loss)	.44%	.80%	.91%	.63%	.73%
Supplemental Data
Net assets, end of period (000 omitted)	$ 310,905	$ 319,760	$ 290,980	$ 628,130	$ 645,360
Portfolio turnover rate E	100%	101%	123%	85%	109%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.90 per share is comprised of distributions from net investment income of $.231 and distributions from net realized gain of $.671 per share.

Financial Highlights - Investor Class

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 11.05	$ 8.77	$ 16.96	$ 16.07	$ 14.74
Income from Investment Operations
Net investment income (loss) C	.07	.09	.14	.13	.13
Net realized and unrealized gain (loss)	1.56	2.29	(6.69)	1.73	1.72
Total from investment operations	1.63	2.38	(6.55)	1.86	1.85
Distributions from net investment income	(.08)	(.10)	(.14)	(.29)	(.14)
Distributions from net realized gain	-	-	(1.50)	(.67)	(.38)
Total distributions	(.08)	(.10)	(1.64)	(.97) G	(.52)
Net asset value, end of period	$ 12.60	$ 11.05	$ 8.77	$ 16.96	$ 16.07
Total Return A, B	14.72%	27.16%	(41.80)%	12.05%	12.95%
Ratios to Average Net Assets D, F
Expenses before reductions	.68%	.71%	.68%	.70%	.73%
Expenses net of fee waivers, if any	.68%	.71%	.68%	.70%	.73%
Expenses net of all reductions	.67%	.71%	.68%	.70%	.72%
Net investment income (loss)	.60%	.94%	1.06%	.76%	.85%
Supplemental Data
Net assets, end of period (000 omitted)	$ 60,029	$ 51,427	$ 42,423	$ 98,623	$ 34,603
Portfolio turnover rate E	100%	101%	123%	85%	109%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.97 per share is comprised of distributions from net investment income of $.294 and distributions from net realized gain of $.671 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2010

1. Organization.

VIP Growth & Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of December 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to futures transactions, foreign currency transactions, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 149,283,325
Gross unrealized depreciation	(33,393,860)
Net unrealized appreciation (depreciation)	$ 115,889,465
Tax Cost	$ 679,175,113

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (216,622,154)
Net unrealized appreciation (depreciation)	$ 115,895,276

The tax character of distributions paid was as follows:

	December 31, 2010	December 31, 2009
Ordinary Income	$ 4,426,980	$ 7,076,457

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund uses derivative instruments (derivatives), including futures contracts, in order to meet its investment objectives. The strategy is to use derivatives to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives may increase or decrease its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of its counterparties. The ISDA Master Agreement gives each counterparty the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk, the Fund offsets certain payables and/or receivables with collateral. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the swap counterparty and the Fund's custodian bank and, if required, is identified in the Schedule of Investments. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk is generally the aggregate unrealized appreciation and unpaid counterparty fees in excess of any collateral pledged by the counterparty to the Fund. Counterparty risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade. Risk of loss may exceed the amounts recognized in the Statement of Assets and Liabilities.

Annual Report

5. Derivative Instruments - continued

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period.

Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Equity Risk
Futures Contracts	$ 251,687	$ -
Totals (a)	$ 251,687	$ -

(a) A summary of the value of derivatives by risk exposure as of period end, if any, is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund uses futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is included in the Statement of Operations.

The underlying face amount at value of open futures contracts at period end, if any, is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. The receivable and/or payable for the variation margin are reflected in the Statement of Assets and Liabilities.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market may limit the ability to close out a futures contract prior to settlement date.

6. Purchases and Sales of Investments.

Purchases and sales of securities , other than short-term securities, aggregated $743,954,861 and $866,497,409, respectively.

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 150,210
Service Class 2	752,543
$ 902,753

Annual Report

Notes to Financial Statements - continued

7. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .01% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC has agreed to voluntarily waive this fee until December 31, 2010. (See note 10: Expense Reductions). For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 209,112
Service Class	115,291
Service Class 2	230,765
Investor Class	84,549
$ 639,717

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $20,999 for the period.

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,060 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

9. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $9,636. During the period, there were no securities loaned to FCM.

10. Expense Reductions.

FMR or its affiliates agreed to waive certain fees during the period as noted in the table below.

Initial Class	$ 19,018
Service Class	10,884
Service Class 2	21,824
Investor Class	3,646
$ 55,372

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $56,459 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $31.

Annual Report

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2010	2009
From net investment income
Initial Class	$ 1,858,326	$ 2,655,022
Service Class	848,152	1,490,822
Service Class 2	1,371,134	2,474,932
Investor Class	349,368	455,681
Total	$ 4,426,980	$ 7,076,457

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2010	2009	2010	2009
Initial Class
Shares sold	2,667,658	2,891,207	$ 30,210,563	$ 27,637,583
Reinvestment of distributions	150,811	247,251	1,858,326	2,655,022
Shares redeemed	(5,522,410)	(5,220,377)	(62,683,075)	(47,875,573)
Net increase (decrease)	(2,703,941)	(2,081,919)	$ (30,614,186)	$ (17,582,968)
Service Class
Shares sold	92,588	235,144	$ 1,053,961	$ 2,126,529
Reinvestment of distributions	69,536	140,252	848,152	1,490,822
Shares redeemed	(3,492,879)	(3,988,533)	(39,398,076)	(36,690,859)
Net increase (decrease)	(3,330,755)	(3,613,137)	$ (37,495,963)	$ (33,073,508)
Service Class 2
Shares sold	869,479	1,534,840	$ 9,653,060	$ 13,830,269
Reinvestment of distributions	113,799	235,223	1,371,134	2,474,932
Shares redeemed	(5,293,237)	(6,071,495)	(59,042,064)	(55,728,830)
Net increase (decrease)	(4,309,959)	(4,301,432)	$ (48,017,870)	$ (39,423,629)
Investor Class
Shares sold	1,649,659	1,061,045	$ 18,955,867	$ 10,530,860
Reinvestment of distributions	28,402	42,537	349,368	455,681
Shares redeemed	(1,565,867)	(1,287,819)	(17,435,892)	(11,610,394)
Net increase (decrease)	112,194	(184,237)	$ 1,869,343	$ (623,853)

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 32% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 42% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and Shareholders of VIP Growth & Income Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Growth & Income Portfolio (the Fund), a fund of Variable Insurance Products Fund III, including the schedule of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Growth & Income Portfolio as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 408 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Initial Class, Service Class, Service Class 2 and Investor Class designate 100% and 100% of each, of the dividends distributed in February and December 2010 respectively, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Growth & Income Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP Growth & Income Portfolio

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Initial Class of the fund was in the second quartile for the one-year period and the third quartile for the three- and five-year periods. The Board also noted that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year cumulative total return of Initial Class compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Growth & Income Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2009.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Annual Report

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VIPGI-ANN-0211
1.540026.113

Fidelity® Variable Insurance Products:
Growth Opportunities Portfolio

Annual Report

December 31, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

The general research services agreement with Fidelity Research & Analysis Company has been terminated and is no longer in effect for the fund.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2010	Past 1 year	Past 5 years	Past 10 years
VIP Growth Opportunities Portfolio - Initial Class A	23.74%	1.07%	0.67%
VIP Growth Opportunities Portfolio - Service Class A	23.65%	0.96%	0.57%
VIP Growth Opportunities Portfolio - Service Class 2 A	23.47%	0.81%	0.41%
VIP Growth Opportunities Portfolio - Investor Class A,B	23.69%	0.95%	0.61%

A Prior to February 1, 2007, VIP Growth Opportunities Portfolio operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

B The initial offering of Investor Class took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. Had Investor Class's transfer agent fee been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Growth Opportunities Portfolio - Initial Class on December 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: While market improvements around the world hit a speed bump in the first half of the 12-month period ending December 31, 2010, world economies re-accelerated in August, supported by a broadening recovery and low inflation in the U.S. Domestic stock markets recorded solid gains for the year, lifted by a strong second-half rally fueled by economic optimism, encouraging earnings reports and a wave of corporate mergers. The large-cap S&P 500® Index rose 15.06%, the blue-chip-laden Dow Jones Industrial AverageSM added 14.06% and the technology-heavy Nasdaq Composite® Index climbed 18.02%. Meanwhile, international stocks, as represented by the MSCI® ACWI® (All Country World Index) ex USA Index, gained 11.29%, boosted in part by a depreciating U.S. dollar. In the fixed-income arena, U.S. taxable investment-grade bonds generated positive results during 2010, as the Barclays Capital® U.S. Aggregate Bond Index gained 6.54%. With ultra-low interest rates bolstering nearly all fixed-income securities for most of the year, sectors in the index with higher yields and more credit risk generally fared best, while most high-quality bonds generated more-moderate returns. Meanwhile, high-yield bonds, as represented by The BofA Merrill LynchSM US High Yield Constrained Index, returned 15.07%, a result of improved economic data and strengthening investor demand. Overseas, foreign bond markets showed mixed results, with a sizable disparity between the 3.97% return of the Citigroup® Non-U.S. Group of 7 Index - which measures the performance of sovereign debt of the major global economies outside the U.S. - and the 12.04% advance of the JPMorgan Emerging Markets Bond Index Global (EMBI Global), which benefited from the rising overall credit quality of emerging-markets debt issuers.

Comments from Steven Wymer, Portfolio Manager of VIP Growth Opportunities Portfolio: For the 12 months ending December 31, 2010, the fund's share classes solidly outperformed the 16.71% gain of the Russell 1000® Growth Index. (For specific portfolio results, please refer to the performance section of this report.) Relative performance was led by strong stock picking in the information technology sector, particularly in the software/services area, where software-as-a-service and open-source leaders salesforce.com and Red Hat, respectively, generated solid gains. The hardware/equipment space also produced some winners for the fund, including stakes in organic light-emitting diode (OLED) technology leader Universal Display and networking products manufacturer Riverbed Technology. Universal Display benefited from increased investment in OLED technology, for which the company holds critical patents and collects royalties, while Riverbed got a boost from increased remote and cloud computing that boosted demand for its products. Consumer discretionary was a strong area, with holdings in Hyatt Hotels and upscale yoga clothing retailer lululemon athletica among the fund's top contributors. The pharmaceuticals/biotechnology/life science area also provided a contribution, including a stake in InterMune shares, which rose late in the period after the company received a positive regulatory opinion in Europe for a new product. Conversely, the fund's positioning in energy and industrials held back performance. Despite good stock picking overall within biotech, some weak investments there detracted, including Human Genome Sciences and Vertex Pharmaceuticals, two stocks that lagged during the period. Despite tech's overall contribution, credit/debit card processor Visa and Internet search leader Google both disappointed. Visa's shares declined in response to an unfavorable proposal to cap fees on swipe transactions, while Google's stock was hurt by the company's diminished presence in China after a censorship dispute with the government there. Many of the stocks I've mentioned were not in the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 to December 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period* July 1, 2010 to December 31, 2010
Initial Class	.69%
Actual		$ 1,000.00	$ 1,310.50	$ 4.02
HypotheticalA		$ 1,000.00	$ 1,021.73	$ 3.52
Service Class	.79%
Actual		$ 1,000.00	$ 1,310.80	$ 4.60
HypotheticalA		$ 1,000.00	$ 1,021.22	$ 4.02
Service Class 2.94%
Actual		$ 1,000.00	$ 1,309.30	$ 5.47
HypotheticalA		$ 1,000.00	$ 1,020.47	$ 4.79
Investor Class	.78%
Actual		$ 1,000.00	$ 1,310.30	$ 4.54
HypotheticalA		$ 1,000.00	$ 1,021.27	$ 3.97

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	5.5	5.9
salesforce.com, Inc.	3.1	2.6
Google, Inc. Class A	3.0	2.9
Exxon Mobil Corp.	2.7	1.5
lululemon athletica, Inc.	2.5	1.4
Silicon Laboratories, Inc.	2.1	1.7
Red Hat, Inc.	2.0	1.7
Cypress Semiconductor Corp.	2.0	1.1
Schlumberger Ltd.	1.9	1.5
Amazon.com, Inc.	1.6	1.7
	26.4
Top Five Market Sectors as of December 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	40.8	41.8
Consumer Discretionary	16.8	17.0
Health Care	16.7	16.5
Energy	8.0	6.0
Industrials	6.8	6.1
Asset Allocation (% of fund's net assets)
As of December 31, 2010*		As of June 30, 2010**
	Stocks 99.6%		Stocks 99.6%
	Short-Term Investments and Net Other Assets 0.4%		Short-Term Investments and Net Other Assets 0.4%
* Foreign investments	4.7%	** Foreign investments	4.8%

Annual Report

Investments December 31, 2010

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value
CONSUMER DISCRETIONARY - 16.8%
Auto Components - 0.8%
Johnson Controls, Inc.	24,500	$ 935,900
Tenneco, Inc. (a)	45,200	1,860,432
		2,796,332
Automobiles - 0.4%
Ford Motor Co. (a)	32,400	543,996
General Motors Co.	24,400	899,384
		1,443,380
Diversified Consumer Services - 1.4%
Coinstar, Inc. (a)(d)	87,700	4,949,788
Hotels, Restaurants & Leisure - 4.9%
BJ's Restaurants, Inc. (a)	93,800	3,323,334
Buffalo Wild Wings, Inc. (a)	7,400	324,490
Chipotle Mexican Grill, Inc. (a)	3,900	829,374
Hyatt Hotels Corp. Class A (a)	90,200	4,127,552
Las Vegas Sands Corp. unit	3,700	2,879,044
McDonald's Corp.	38,000	2,916,880
Starbucks Corp.	42,600	1,368,738
Starwood Hotels & Resorts Worldwide, Inc.	20,600	1,252,068
Texas Roadhouse, Inc. Class A (a)	19,100	327,947
		17,349,427
Household Durables - 0.9%
Lennar Corp. Class A	91,100	1,708,125
Tempur-Pedic International, Inc. (a)	17,100	685,026
Tupperware Brands Corp.	17,800	848,526
		3,241,677
Internet & Catalog Retail - 1.6%
Amazon.com, Inc. (a)	31,900	5,742,000
Media - 0.8%
Comcast Corp. Class A	13,800	303,186
DIRECTV (a)	34,000	1,357,620
DreamWorks Animation SKG, Inc. Class A (a)	8,300	244,601
The Walt Disney Co.	20,900	783,959
		2,689,366
Multiline Retail - 0.7%
Droga Raia SA	2,000	30,659
Target Corp.	42,600	2,561,538
		2,592,197
Specialty Retail - 1.8%
Bed Bath & Beyond, Inc. (a)	10,300	506,245
Best Buy Co., Inc.	15,900	545,211
DSW, Inc. Class A (a)	13,500	527,850
Home Depot, Inc.	29,800	1,044,788
Jos. A. Bank Clothiers, Inc. (a)	11,200	451,584
Lumber Liquidators Holdings, Inc. (a)(d)	50,400	1,255,464

	Shares	Value
Staples, Inc.	55,300	$ 1,259,181
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	17,200	584,800
		6,175,123
Textiles, Apparel & Luxury Goods - 3.5%
China Xiniya Fashion Ltd. ADR	19,200	175,872
Coach, Inc.	31,900	1,764,389
lululemon athletica, Inc. (a)(d)	129,186	8,838,906
NIKE, Inc. Class B	11,000	939,620
Vera Bradley, Inc.	15,200	501,600
		12,220,387
TOTAL CONSUMER DISCRETIONARY		59,199,677
CONSUMER STAPLES - 5.5%
Beverages - 1.3%
Dr Pepper Snapple Group, Inc.	9,500	334,020
PepsiCo, Inc.	17,100	1,117,143
The Coca-Cola Co.	48,500	3,189,845
		4,641,008
Food & Staples Retailing - 1.4%
Costco Wholesale Corp.	13,600	982,056
Fresh Market, Inc.	19,100	786,920
Wal-Mart Stores, Inc.	39,400	2,124,842
Walgreen Co.	24,200	942,832
		4,836,650
Food Products - 0.1%
Green Mountain Coffee Roasters, Inc. (a)	10,900	358,174
Household Products - 0.2%
Procter & Gamble Co.	7,000	450,310
Personal Products - 1.2%
Avon Products, Inc.	31,558	917,075
Herbalife Ltd.	42,000	2,871,540
Nu Skin Enterprises, Inc. Class A	13,400	405,484
		4,194,099
Tobacco - 1.3%
Philip Morris International, Inc.	79,100	4,629,723
TOTAL CONSUMER STAPLES		19,109,964
ENERGY - 8.0%
Energy Equipment & Services - 3.1%
FMC Technologies, Inc. (a)	6,930	616,146
Halliburton Co.	42,500	1,735,275
National Oilwell Varco, Inc.	17,003	1,143,452
Schlumberger Ltd.	80,600	6,730,100
Transocean Ltd. (a)	8,079	561,571
		10,786,544
Oil, Gas & Consumable Fuels - 4.9%
Cameco Corp.	11,500	464,705
Chesapeake Energy Corp.	32,236	835,235
EOG Resources, Inc.	3,400	310,794
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
EXCO Resources, Inc.	23,500	$ 456,370
Exxon Mobil Corp.	130,400	9,534,848
Hess Corp.	21,200	1,622,648
Occidental Petroleum Corp.	9,600	941,760
Petrohawk Energy Corp. (a)	67,400	1,230,050
Petroleo Brasileiro SA - Petrobras (PN) sponsored ADR (non-vtg.)	13,700	468,129
Southwestern Energy Co. (a)	23,407	876,124
Valero Energy Corp.	31,400	725,968
		17,466,631
TOTAL ENERGY		28,253,175
FINANCIALS - 2.5%
Capital Markets - 0.5%
Charles Schwab Corp.	32,800	561,208
Goldman Sachs Group, Inc.	2,709	455,545
LPL Investment Holdings, Inc.	13,800	501,906
Morgan Stanley	9,000	244,890
		1,763,549
Commercial Banks - 0.3%
Signature Bank, New York (a)	9,100	455,000
Wells Fargo & Co.	23,500	728,265
		1,183,265
Consumer Finance - 0.9%
Discover Financial Services	160,000	2,964,800
Diversified Financial Services - 0.7%
BM&F Bovespa SA	119,429	944,896
Citigroup, Inc. (a)	77,000	364,210
CME Group, Inc.	900	289,575
JPMorgan Chase & Co.	22,500	954,450
		2,553,131
Real Estate Investment Trusts - 0.1%
Simon Property Group, Inc.	4,087	406,616
TOTAL FINANCIALS		8,871,361
HEALTH CARE - 16.7%
Biotechnology - 13.2%
Alexion Pharmaceuticals, Inc. (a)	39,800	3,205,890
Alkermes, Inc. (a)	72,800	893,984
Alnylam Pharmaceuticals, Inc. (a)(d)	98,100	967,266
Celgene Corp. (a)	13,365	790,406
Cepheid, Inc. (a)	151,300	3,442,075
Dendreon Corp. (a)	71,300	2,489,796
Exelixis, Inc. (a)	57,600	472,896
Human Genome Sciences, Inc. (a)	192,700	4,603,603
ImmunoGen, Inc. (a)(d)	205,500	1,902,930

	Shares	Value
Immunomedics, Inc. (a)(d)	323,600	$ 1,158,488
InterMune, Inc. (a)(d)	82,400	2,999,360
Isis Pharmaceuticals, Inc. (a)(d)	411,200	4,161,344
Metabolix, Inc. (a)(d)	91,300	1,111,121
Micromet, Inc. (a)(d)	112,055	909,887
Momenta Pharmaceuticals, Inc. (a)	20,300	303,891
Myrexis, Inc. (a)	57,650	239,824
Pharmasset, Inc. (a)	73,200	3,177,612
Regeneron Pharmaceuticals, Inc. (a)	112,900	3,706,507
Rigel Pharmaceuticals, Inc. (a)	137,900	1,038,387
Seattle Genetics, Inc. (a)(d)	377,038	5,636,718
Transition Therapeutics, Inc. (a)	148,408	282,739
Vertex Pharmaceuticals, Inc. (a)	89,400	3,131,682
		46,626,406
Health Care Equipment & Supplies - 0.1%
Baxter International, Inc.	8,900	450,518
Health Care Providers & Services - 0.8%
Express Scripts, Inc. (a)	21,100	1,140,455
McKesson Corp.	8,800	619,344
Medco Health Solutions, Inc. (a)	15,900	974,193
		2,733,992
Health Care Technology - 0.1%
Cerner Corp. (a)	3,600	341,064
Life Sciences Tools & Services - 0.4%
Illumina, Inc. (a)	23,700	1,501,158
Pharmaceuticals - 2.1%
Abbott Laboratories	36,500	1,748,715
Allergan, Inc.	18,300	1,256,661
Elan Corp. PLC sponsored ADR (a)	107,300	614,829
Hospira, Inc. (a)	19,800	1,102,662
Johnson & Johnson	7,000	432,950
MAP Pharmaceuticals, Inc. (a)	99,616	1,667,572
Teva Pharmaceutical Industries Ltd. sponsored ADR	8,100	422,253
		7,245,642
TOTAL HEALTH CARE		58,898,780
INDUSTRIALS - 6.8%
Aerospace & Defense - 1.4%
Honeywell International, Inc.	26,700	1,419,372
ITT Corp.	10,300	536,733
The Boeing Co.	46,200	3,015,012
		4,971,117
Air Freight & Logistics - 0.9%
C.H. Robinson Worldwide, Inc.	5,200	416,988
United Parcel Service, Inc. Class B	39,500	2,866,910
		3,283,898
Airlines - 0.2%
JetBlue Airways Corp. (a)	115,700	764,777
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Construction & Engineering - 0.2%
Fluor Corp.	6,500	$ 430,690
Quanta Services, Inc. (a)	15,841	315,553
		746,243
Electrical Equipment - 0.3%
Emerson Electric Co.	8,900	508,813
Roper Industries, Inc.	8,900	680,227
		1,189,040
Industrial Conglomerates - 1.1%
3M Co.	22,400	1,933,120
General Electric Co.	96,100	1,757,669
		3,690,789
Machinery - 2.0%
Caterpillar, Inc.	32,700	3,062,682
Cummins, Inc.	6,200	682,062
Danaher Corp.	49,500	2,334,915
Deere & Co.	9,600	797,280
		6,876,939
Road & Rail - 0.7%
Union Pacific Corp.	27,100	2,511,086
TOTAL INDUSTRIALS		24,033,889
INFORMATION TECHNOLOGY - 40.8%
Communications Equipment - 4.8%
Cisco Systems, Inc. (a)	88,800	1,796,424
F5 Networks, Inc. (a)	16,300	2,121,608
Infinera Corp. (a)	194,600	2,010,218
Juniper Networks, Inc. (a)	32,300	1,192,516
QUALCOMM, Inc.	82,795	4,097,525
Research In Motion Ltd. (a)	5,200	302,276
Riverbed Technology, Inc. (a)	151,800	5,338,806
		16,859,373
Computers & Peripherals - 6.9%
Apple, Inc. (a)	59,642	19,238,124
Hewlett-Packard Co.	63,100	2,656,510
NetApp, Inc. (a)	44,700	2,456,712
		24,351,346
Electronic Equipment & Components - 1.5%
Corning, Inc.	15,300	295,596
E Ink Holdings, Inc. GDR (a)(e)	3,000	60,811
Universal Display Corp. (a)(d)	158,200	4,848,830
		5,205,237
Internet Software & Services - 4.8%
Baidu.com, Inc. sponsored ADR (a)	16,500	1,592,745
eBay, Inc. (a)	34,600	962,918
Google, Inc. Class A (a)	17,630	10,471,691
LogMeIn, Inc. (a)	51,500	2,283,510

	Shares	Value
Mail.ru Group Ltd. GDR unit (a)(e)	700	$ 25,200
OpenTable, Inc. (a)(d)	23,200	1,635,136
		16,971,200
IT Services - 4.0%
Cognizant Technology Solutions Corp. Class A (a)	38,032	2,787,365
CoreLogic, Inc. (a)	30,300	561,156
International Business Machines Corp.	22,000	3,228,720
MasterCard, Inc. Class A	4,300	963,673
VeriFone Systems, Inc. (a)	77,500	2,988,400
Visa, Inc. Class A	51,900	3,652,722
		14,182,036
Semiconductors & Semiconductor Equipment - 9.4%
Advanced Micro Devices, Inc. (a)	130,100	1,064,218
Analog Devices, Inc.	9,400	354,098
Applied Materials, Inc.	33,000	463,650
Atheros Communications, Inc. (a)	66,000	2,370,720
Broadcom Corp. Class A	51,100	2,225,405
Cree, Inc. (a)	17,700	1,166,253
Cypress Semiconductor Corp. (a)	372,600	6,922,908
First Solar, Inc. (a)(d)	6,100	793,854
Intel Corp.	97,600	2,052,528
International Rectifier Corp. (a)	59,900	1,778,431
NVIDIA Corp. (a)	157,500	2,425,500
Rambus, Inc. (a)	123,000	2,519,040
Silicon Laboratories, Inc. (a)	160,900	7,404,618
Tessera Technologies, Inc. (a)	37,700	835,055
Texas Instruments, Inc.	10,800	351,000
Xilinx, Inc.	16,700	483,966
		33,211,244
Software - 9.4%
Citrix Systems, Inc. (a)	11,200	766,192
Microsoft Corp.	133,400	3,724,528
Oracle Corp.	75,900	2,375,670
QLIK Technologies, Inc.	26,600	686,546
RealPage, Inc.	25,700	794,901
Red Hat, Inc. (a)	156,200	7,130,530
salesforce.com, Inc. (a)	82,624	10,906,368
Solera Holdings, Inc.	14,500	744,140
SuccessFactors, Inc. (a)	145,900	4,225,264
TiVo, Inc. (a)	152,800	1,318,664
VMware, Inc. Class A (a)	3,200	284,512
		32,957,315
TOTAL INFORMATION TECHNOLOGY		143,737,751
MATERIALS - 2.5%
Chemicals - 0.7%
Dow Chemical Co.	25,600	873,984
Monsanto Co.	11,800	821,752
The Mosaic Co.	10,500	801,780
		2,497,516
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - 1.8%
Barrick Gold Corp.	21,900	$ 1,166,477
Freeport-McMoRan Copper & Gold, Inc.	32,200	3,866,898
Molycorp, Inc. (d)	7,500	374,250
Mongolian Mining Corp.	306,000	357,082
Nucor Corp.	13,800	604,716
		6,369,423
TOTAL MATERIALS		8,866,939
TOTAL COMMON STOCKS (Cost $230,248,042)		350,971,536
Money Market Funds - 11.3%

Fidelity Cash Central Fund, 0.19% (b)	1,953,147	1,953,147
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	37,800,930	37,800,930
TOTAL MONEY MARKET FUNDS (Cost $39,754,077)		39,754,077
TOTAL INVESTMENT PORTFOLIO - 110.9% (Cost $270,002,119)	390,725,613
NET OTHER ASSETS (LIABILITIES) - (10.9)%	(38,558,443)
NET ASSETS - 100%	$ 352,167,170
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $86,011 or 0.0% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 4,649
Fidelity Securities Lending Cash Central Fund	288,271
Total	$ 292,920
Other Information

The following is a summary of the inputs used, as of December 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 59,199,677	$ 56,320,633	$ 2,879,044	$ -
Consumer Staples	19,109,964	19,109,964	-	-
Energy	28,253,175	28,253,175	-	-
Financials	8,871,361	8,871,361	-	-
Health Care	58,898,780	58,898,780	-	-
Industrials	24,033,889	24,033,889	-	-
Information Technology	143,737,751	143,737,751	-	-
Materials	8,866,939	8,866,939	-	-
Money Market Funds	39,754,077	39,754,077	-	-
Total Investments in Securities:	$ 390,725,613	$ 387,846,569	$ 2,879,044	$ -
Income Tax Information

At December 31, 2010, the Fund had a capital loss carryforward of approximately $139,249,100 of which $60,908,152 and $78,340,948 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2010

Assets
Investment in securities, at value (including securities loaned of $36,454,096) - See accompanying schedule: Unaffiliated issuers (cost $230,248,042)	$ 350,971,536
Fidelity Central Funds (cost $39,754,077)	39,754,077
Total Investments (cost $270,002,119)		$ 390,725,613
Cash		23,331
Receivable for fund shares sold		104,917
Dividends receivable		209,620
Distributions receivable from Fidelity Central Funds		15,820
Prepaid expenses		1,189
Other receivables		1,541
Total assets		391,082,031

Liabilities
Payable for fund shares redeemed	$ 836,473
Accrued management fee	179,394
Distribution and service plan fees payable	21,419
Other affiliated payables	36,148
Other payables and accrued expenses	40,497
Collateral on securities loaned, at value	37,800,930
Total liabilities		38,914,861

Net Assets		$ 352,167,170
Net Assets consist of:
Paid in capital		$ 371,509,809
Undistributed net investment income		58,532
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(140,124,720)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		120,723,549
Net Assets		$ 352,167,170

Statement of Assets and Liabilities - continued

December 31, 2010

Initial Class: Net Asset Value, offering price and redemption price per share ($123,894,488 ÷ 6,912,075 shares)	$ 17.92

Service Class: Net Asset Value, offering price and redemption price per share ($159,156,698 ÷ 8,896,435 shares)	$ 17.89

Service Class 2: Net Asset Value, offering price and redemption price per share ($32,600,114 ÷ 1,833,997 shares)	$ 17.78

Investor Class: Net Asset Value, offering price and redemption price per share ($36,515,870 ÷ 2,044,301 shares)	$ 17.86

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2010
Investment Income
Dividends		$ 3,243,029
Income from Fidelity Central Funds (including $288,271 from security lending)		292,920
Total income		3,535,949

Expenses
Management fee	$ 2,237,075
Transfer agent fees	337,221
Distribution and service plan fees	261,472
Accounting and security lending fees	163,525
Custodian fees and expenses	28,651
Independent trustees' compensation	2,385
Audit	53,329
Legal	2,096
Miscellaneous	5,258
Total expenses before reductions	3,091,012
Expense reductions	(35,170)	3,055,842
Net investment income (loss)		480,107
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	54,570,062
Investment not meeting investment restrictions	12,473
Foreign currency transactions	(2,112)
Total net realized gain (loss)		54,580,423
Change in net unrealized appreciation (depreciation) on: Investment securities	31,826,248
Assets and liabilities in foreign currencies	(28)
Total change in net unrealized appreciation (depreciation)		31,826,220
Net gain (loss)		86,406,643
Net increase (decrease) in net assets resulting from operations		$ 86,886,750

Statement of Changes in Net Assets

	Year ended December 31, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 480,107	$ 1,428,842
Net realized gain (loss)	54,580,423	(41,972,436)
Change in net unrealized appreciation (depreciation)	31,826,220	170,165,719
Net increase (decrease) in net assets resulting from operations	86,886,750	129,622,125
Distributions to shareholders from net investment income	(419,463)	(1,422,362)
Share transactions - net increase (decrease)	(143,876,084)	8,555,836
Total increase (decrease) in net assets	(57,408,797)	136,755,599

Net Assets
Beginning of period	409,575,967	272,820,368
End of period (including undistributed net investment income of $58,532 and $0, respectively)	$ 352,167,170	$ 409,575,967

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 14.51	$ 9.99	$ 22.37	$ 18.16	$ 17.34
Income from Investment Operations
Net investment income (loss)C	.03	.06	.07	(.01)	.02F
Net realized and unrealized gain (loss)	3.41	4.52	(12.38)	4.22	.92
Total from investment operations	3.44	4.58	(12.31)	4.21	.94
Distributions from net investment income	(.03)	(.06)	(.07)	-	(.12)
Net asset value, end of period	$ 17.92	$ 14.51	$ 9.99	$ 22.37	$ 18.16
Total ReturnA,B	23.74%	45.85%	(55.02)%	23.18%	5.46%
Ratios to Average Net AssetsD,G
Expenses before reductions	.70%	.72%	.71%	.68%	.72%
Expenses net of fee waivers, if any	.69%	.72%	.71%	.68%	.72%
Expenses net of all reductions	.69%	.72%	.71%	.68%	.67%
Net investment income (loss)	.19%	.50%	.42%	(.05)%	.10%F
Supplemental Data
Net assets, end of period (000 omitted)	$ 123,894	$ 157,864	$ 115,057	$ 321,507	$ 310,736
Portfolio turnover rateE	33%	88%	148%	100%	128%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.11) %.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 14.48	$ 9.97	$ 22.32	$ 18.14	$ 17.33
Income from Investment Operations
Net investment income (loss)C	.01	.05	.05	(.03)	-G,I
Net realized and unrealized gain (loss)	3.42	4.51	(12.34)	4.21	.91
Total from investment operations	3.43	4.56	(12.29)	4.18	.91
Distributions from net investment income	(.02)	(.05)	(.06)	-	(.10)
Net asset value, end of period	$ 17.89	$ 14.48	$ 9.97	$ 22.32	$ 18.14
Total ReturnA,B	23.65%	45.72%	(55.06)%	23.04%	5.30%
Ratios to Average Net AssetsD,H
Expenses before reductions	.80%	.82%	.81%	.78%	.82%
Expenses net of fee waivers, if any	.79%	.82%	.81%	.78%	.82%
Expenses net of all reductions	.79%	.82%	.81%	.78%	.78%
Net investment income (loss)	.09%	.40%	.32%	(.15)%	-%F,G
Supplemental Data
Net assets, end of period (000 omitted)	$ 159,157	$ 187,696	$ 126,076	$ 231,249	$ 176,556
Portfolio turnover rateE	33%	88%	148%	100%	128%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.21) %.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 14.40	$ 9.92	$ 22.15	$ 18.03	$ 17.23
Income from Investment Operations
Net investment income (loss)C	(.01)	.03	.03	(.06)	(.03)F
Net realized and unrealized gain (loss)	3.39	4.48	(12.24)	4.18	.91
Total from investment operations	3.38	4.51	(12.21)	4.12	.88
Distributions from net investment income	-	(.03)	(.02)	-	(.08)
Net asset value, end of period	$ 17.78	$ 14.40	$ 9.92	$ 22.15	$ 18.03
Total ReturnA,B	23.47%	45.46%	(55.12)%	22.85%	5.12%
Ratios to Average Net AssetsD,G
Expenses before reductions	.96%	.98%	.97%	.94%	.99%
Expenses net of fee waivers, if any	.95%	.98%	.97%	.94%	.99%
Expenses net of all reductions	.95%	.98%	.97%	.94%	.94%
Net investment income (loss)	(.07) %	.24%	.16%	(.31)%	(.17)%F
Supplemental Data
Net assets, end of period (000 omitted)	$ 32,600	$ 36,247	$ 24,622	$ 88,013	$ 60,690
Portfolio turnover rateE	33%	88%	148%	100%	128%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.38) %.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Investor Class

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 14.46	$ 9.97	$ 22.28	$ 18.11	$ 17.33
Income from Investment Operations
Net investment income (loss)C	.02	.05	.05	(.04)	(.01)F
Net realized and unrealized gain (loss)	3.41	4.49	(12.31)	4.21	.91
Total from investment operations	3.43	4.54	(12.26)	4.17	.90
Distributions from net investment income	(.03)	(.05)	(.05)	-	(.12)
Net asset value, end of period	$ 17.86	$ 14.46	$ 9.97	$ 22.28	$ 18.11
Total ReturnA,B	23.69%	45.57%	(55.05)%	23.03%	5.26%
Ratios to Average Net AssetsD,G
Expenses before reductions	.79%	.82%	.82%	.80%	.88%
Expenses net of fee waivers, if any	.78%	.82%	.82%	.80%	.88%
Expenses net of all reductions	.78%	.82%	.81%	.80%	.83%
Net investment income (loss)	.10%	.40%	.31%	(.17)%	(.06)%F
Supplemental Data
Net assets, end of period (000 omitted)	$ 36,516	$ 27,769	$ 7,065	$ 33,366	$ 12,982
Portfolio turnover rateE	33%	88%	148%	100%	128%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.27) %.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2010

1. Organization.

VIP Growth Opportunities Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2010, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of December 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards, expiring capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 131,714,280
Gross unrealized depreciation	(11,866,404)
Net unrealized appreciation (depreciation)	$ 119,847,876
Tax Cost	$ 270,877,737

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 58,532
Capital loss carryforward	$ (139,249,100)
Net unrealized appreciation (depreciation)	$ 119,847,931

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	December 31, 2010	December 31, 2009
Ordinary Income	$ 419,463	$ 1,422,362

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $129,438,838 and $269,910,251, respectively.

The Fund realized a gain on the sale of an investment not meeting the investment restrictions of the Fund.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 182,098
Service Class 2	79,374
$ 261,472

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .01% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC has agreed to voluntarily waive this fee until December 31, 2010. (See Note 9: Expense Reductions.) For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 122,184
Service Class	138,024
Service Class 2	27,150
Investor Class	49,863
$ 337,221

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,863 for the period.

Annual Report

Notes to Financial Statements - continued

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,573 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

FMR or its affiliates agreed to waive certain fees during the period as noted in the table below.

Initial Class	$ 11,356
Service Class	13,196
Service Class 2	2,299
Investor Class	2,157
Total	$ 29,008

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $6,162 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2010	2009
From net investment income
Initial Class	$ 234,004	$ 639,464
Service Class	134,452	611,017
Service Class 2	-	73,076
Investor Class	51,007	98,805
Total	$ 419,463	$ 1,422,362

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2010	2009	2010	2009
Initial Class
Shares sold	1,405,820	1,350,887	$ 21,866,378	$ 15,926,565
Reinvestment of distributions	13,051	45,160	234,004	639,464
Shares redeemed	(5,388,382)	(2,032,602)	(90,213,998)	(23,451,451)
Net increase (decrease)	(3,969,511)	(636,555)	$ (68,113,616)	$ (6,885,422)

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2010	2009	2010	2009
Service Class
Shares sold	437,769	1,706,587	$ 6,566,092	$ 17,708,126
Reinvestment of distributions	7,511	43,243	134,452	611,017
Shares redeemed	(4,512,647)	(1,430,984)	(75,039,223)	(17,348,191)
Net increase (decrease)	(4,067,367)	318,846	$ (68,338,679)	$ 970,952
Service Class 2
Shares sold	709,091	978,199	$ 11,010,892	$ 11,327,744
Reinvestment of distributions	-	5,201	-	73,076
Shares redeemed	(1,392,788)	(948,300)	(21,449,132)	(10,923,970)
Net increase (decrease)	(683,697)	35,100	$ (10,438,240)	$ 476,850
Investor Class
Shares sold	795,392	1,571,247	$ 12,922,808	$ 18,163,247
Reinvestment of distributions	2,854	7,002	51,007	98,805
Shares redeemed	(673,827)	(367,304)	(9,959,364)	(4,268,596)
Net increase (decrease)	124,419	1,210,945	$ 3,014,451	$ 13,993,456

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 29% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 41% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and Shareholders of VIP Growth Opportunities Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Growth Opportunities Portfolio (the Fund), a fund of Variable Insurance Products Fund III, including the schedule of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Growth Opportunities Portfolio as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 408 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994 - present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Initial Class, Service Class, Service Class 2, and Investor Class designate 100% dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Growth Opportunities Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP Growth Opportunities Portfolio

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Initial Class of the fund was in the first quartile for the one-year period and the fourth quartile for the three- and five-year periods. The Board also noted that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year cumulative total return of Initial Class compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Growth Opportunities Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Initial Class, Investor Class, and Service Class ranked below its competitive median for 2009 and the total expenses of Service Class 2 ranked above its competitive median for 2009. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

VIPGRO-ANN-0211
1.540209.113

Fidelity® Variable Insurance Products:
Growth Strategies Portfolio

Annual Report

December 31, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

The general research services agreement with Fidelity Research & Analysis Company has been terminated and is no longer in effect for the fund.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2010	Past 1 year	Past 5 years	Past 10 years
VIP Growth Strategies Portfolio - Initial Class	24.97%	2.67%	0.71%
VIP Growth Strategies Portfolio - Service Class	24.69%	2.56%	0.67%
VIP Growth Strategies Portfolio - Service Class 2	24.68%	2.43%	0.44%
VIP Growth Strategies Portfolio - Investor Class A	24.83%	2.58%	0.64%

A The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005, would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Growth Strategies Portfolio - Initial Class on December 31, 2000, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: While market improvements around the world hit a speed bump in the first half of the 12-month period ending December 31, 2010, world economies re-accelerated in August, supported by a broadening recovery and low inflation in the U.S. Domestic stock markets recorded solid gains for the year, lifted by a strong second-half rally fueled by economic optimism, encouraging earnings reports and a wave of corporate mergers. The large-cap S&P 500® Index rose 15.06%, the blue-chip-laden Dow Jones Industrial AverageSM added 14.06% and the technology-heavy Nasdaq Composite® Index climbed 18.02%. Meanwhile, international stocks, as represented by the MSCI® ACWI® (All Country World Index) ex USA Index, gained 11.29%, boosted in part by a depreciating U.S. dollar. In the fixed-income arena, U.S. taxable investment-grade bonds generated positive results during 2010, as the Barclays Capital® U.S. Aggregate Bond Index gained 6.54%. With ultra-low interest rates bolstering nearly all fixed-income securities for most of the year, sectors in the index with higher yields and more credit risk generally fared best, while most high-quality bonds generated more-moderate returns. Meanwhile, high-yield bonds, as represented by The BofA Merrill LynchSM US High Yield Constrained Index, returned 15.07%, a result of improved economic data and strengthening investor demand. Overseas, foreign bond markets showed mixed results, with a sizable disparity between the 3.97% return of the Citigroup® Non-U.S. Group of 7 Index - which measures the performance of sovereign debt of the major global economies outside the U.S. - and the 12.04% advance of the JPMorgan Emerging Markets Bond Index Global (EMBI Global), which benefited from the rising overall credit quality of emerging-markets debt issuers.

Comments from Steven Calhoun, Portfolio Manager of VIP Growth Strategies Portfolio: During the past year, the fund modestly trailed the 26.38% return of the Russell Midcap® Growth Index. (For specific portfolio results, please refer to the performance section of this report.) Weak picks in real estate, along with an overweighting in banks, resulted in the financials sector hurting relative performance the most. Unfavorable stock selection and an overweighting in health care also detracted, as did industry positioning within information technology. Security selection in consumer staples and the retailing segment of consumer discretionary were additional negative factors. At the stock level, shares of surgical device maker NuVasive faltered amid weak demand for spinal surgery. Other detractors were U.K.-based software maker Autonomy, Indiabulls Real Estate, bottled water provider Heckmann, online travel company Expedia and biotechnology holding XenoPort, the last of which I sold. On the positive side, solid picks in materials and energy bolstered performance. Security selection in consumer services - another industry in the consumer discretionary sector - and a lack of exposure to weak-performing utilities stocks also contributed. The fund's top contributor was CF Industries Holdings, a maker of nitrogen and phosphate fertilizer products. The prices of many agricultural commodities rallied in the period's second half, boosting the share price of companies with ties to that industry. Mosaic, another fertilizer maker, also was a significant contributor, for similar reasons. Other stocks boosting performance included casino operator Las Vegas Sands, neurostimulation device maker Cyberonics and heavy-truck engine manufacturer Cummins. Many of the stocks I've mentioned were out-of-index positions.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 to December 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period* July 1, 2010 to December 31, 2010
Initial Class	.90%
Actual		$ 1,000.00	$ 1,298.30	$ 5.21
Hypothetical A		$ 1,000.00	$ 1,020.67	$ 4.58
Service Class	1.00%
Actual		$ 1,000.00	$ 1,297.30	$ 5.79
Hypothetical A		$ 1,000.00	$ 1,020.16	$ 5.09
Service Class 2	1.15%
Actual		$ 1,000.00	$ 1,296.50	$ 6.66
Hypothetical A		$ 1,000.00	$ 1,019.41	$ 5.85
Investor Class	.98%
Actual		$ 1,000.00	$ 1,299.00	$ 5.68
Hypothetical A		$ 1,000.00	$ 1,020.27	$ 4.99

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
CF Industries Holdings, Inc.	3.4	3.6
Cyberonics, Inc.	2.7	3.5
ArthroCare Corp.	2.5	4.4
Lennox International, Inc.	2.1	2.3
Dresser-Rand Group, Inc.	2.1	1.1
Dollar General Corp.	2.1	2.0
Heckmann Corp.	1.9	2.3
NetApp, Inc.	1.9	0.0
Expedia, Inc.	1.9	1.1
Porsche Automobil Holding SE	1.8	0.6
	22.4
Top Five Market Sectors as of December 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	22.1	21.5
Consumer Discretionary	21.2	15.6
Industrials	14.8	12.9
Health Care	13.2	17.4
Energy	8.2	7.9
Asset Allocation (% of fund's net assets)
As of December 31, 2010*		As of June 30, 2010**
	Stocks 98.2%		Stocks 95.8%
	Short-Term Investments and Net Other Assets 1.8%		Short-Term Investments and Net Other Assets 4.2%
* Foreign investments	18.8%	** Foreign investments	11.8%

Annual Report

Investments December 31, 2010

Showing Percentage of Net Assets

Common Stocks - 96.4%
	Shares	Value
CONSUMER DISCRETIONARY - 19.4%
Auto Components - 2.1%
Autoliv, Inc.	1,400	$ 110,516
BorgWarner, Inc. (a)	1,695	122,650
Gentex Corp.	4,233	125,127
TRW Automotive Holdings Corp. (a)	2,288	120,578
		478,871
Hotels, Restaurants & Leisure - 2.0%
Las Vegas Sands Corp. (a)	4,600	211,370
Starbucks Corp.	8,212	263,852
		475,222
Household Durables - 0.4%
Jarden Corp.	3,376	104,217
Internet & Catalog Retail - 1.9%
Expedia, Inc.	17,463	438,147
Media - 1.4%
Discovery Communications, Inc. (a)	8,045	335,477
Multiline Retail - 2.1%
Dollar General Corp. (a)	15,700	481,519
Specialty Retail - 4.7%
Abercrombie & Fitch Co. Class A	4,279	246,599
CarMax, Inc. (a)	9,515	303,338
Monro Muffler Brake, Inc.	2,700	93,393
Tractor Supply Co.	3,610	175,049
Urban Outfitters, Inc. (a)	7,769	278,208
		1,096,587
Textiles, Apparel & Luxury Goods - 4.8%
Coach, Inc.	4,100	226,771
Hanesbrands, Inc. (a)	13,603	345,516
Polo Ralph Lauren Corp. Class A	2,875	318,895
Warnaco Group, Inc. (a)	4,088	225,126
		1,116,308
TOTAL CONSUMER DISCRETIONARY		4,526,348
CONSUMER STAPLES - 4.7%
Beverages - 1.9%
Heckmann Corp. (a)	89,834	451,865
Food Products - 1.7%
Mead Johnson Nutrition Co. Class A	3,963	246,697
Origin Agritech Ltd. (a)	13,800	146,970
		393,667
Personal Products - 1.1%
Estee Lauder Companies, Inc. Class A	3,169	255,738
TOTAL CONSUMER STAPLES		1,101,270
ENERGY - 8.2%
Energy Equipment & Services - 4.7%
Dresser-Rand Group, Inc. (a)	11,500	489,785
Exterran Holdings, Inc. (a)	4,800	114,960

	Shares	Value
Helmerich & Payne, Inc.	2,589	$ 125,515
Weatherford International Ltd. (a)	16,380	373,464
		1,103,724
Oil, Gas & Consumable Fuels - 3.5%
Daylight Energy Ltd.	11,000	113,938
Legacy Oil + Gas, Inc. (a)	7,500	116,941
Penn West Energy Trust	5,600	133,865
PT Bumi Resources Tbk	351,000	117,844
QEP Resources, Inc.	6,100	221,491
Uranium One, Inc.	25,200	120,277
		824,356
TOTAL ENERGY		1,928,080
FINANCIALS - 4.8%
Capital Markets - 1.2%
Stifel Financial Corp. (a)	4,555	282,592
Commercial Banks - 1.1%
SunTrust Banks, Inc.	8,115	239,474
Diversified Financial Services - 1.2%
MSCI, Inc. Class A (a)	7,169	279,304
Insurance - 0.5%
Hanover Insurance Group, Inc.	2,586	120,818
Real Estate Management & Development - 0.8%
Indiabulls Real Estate Ltd. (a)	60,631	188,826
TOTAL FINANCIALS		1,111,014
HEALTH CARE - 13.2%
Biotechnology - 2.7%
Alexion Pharmaceuticals, Inc. (a)	3,000	241,650
BioMarin Pharmaceutical, Inc. (a)	4,135	111,356
Human Genome Sciences, Inc. (a)	3,100	74,059
InterMune, Inc. (a)	800	29,120
United Therapeutics Corp. (a)	2,860	180,809
		636,994
Health Care Equipment & Supplies - 8.8%
American Medical Systems Holdings, Inc. (a)	9,223	173,946
ArthroCare Corp. (a)	18,724	581,567
Cyberonics, Inc. (a)	20,381	632,219
Edwards Lifesciences Corp. (a)	3,497	282,697
NuVasive, Inc. (a)	15,406	395,164
		2,065,593
Health Care Technology - 0.7%
SXC Health Solutions Corp. (a)	3,600	153,775
Pharmaceuticals - 1.0%
Valeant Pharmaceuticals International, Inc.	8,100	229,688
TOTAL HEALTH CARE		3,086,050
Common Stocks - continued
	Shares	Value
INDUSTRIALS - 14.8%
Air Freight & Logistics - 0.8%
C.H. Robinson Worldwide, Inc.	2,219	$ 177,942
Building Products - 3.1%
Lennox International, Inc.	10,652	503,733
Owens Corning (a)	7,500	233,625
		737,358
Commercial Services & Supplies - 1.5%
Covanta Holding Corp.	6,580	113,110
Stericycle, Inc. (a)	3,027	244,945
		358,055
Construction & Engineering - 2.5%
Fluor Corp.	4,362	289,026
Jacobs Engineering Group, Inc. (a)	6,400	293,440
		582,466
Machinery - 6.2%
CNH Global NV (a)	5,525	263,764
Cummins, Inc.	2,500	275,025
Flowserve Corp.	2,200	262,284
Ingersoll-Rand Co. Ltd.	7,300	343,757
WABCO Holdings, Inc. (a)	5,049	307,636
		1,452,466
Marine - 0.7%
Ultrapetrol (Bahamas) Ltd. (a)	23,849	153,349
TOTAL INDUSTRIALS		3,461,636
INFORMATION TECHNOLOGY - 22.1%
Communications Equipment - 3.4%
HTC Corp.	9,000	277,683
Juniper Networks, Inc. (a)	10,180	375,846
Riverbed Technology, Inc. (a)	3,904	137,304
		790,833
Computers & Peripherals - 2.5%
NetApp, Inc. (a)	8,063	443,142
SanDisk Corp. (a)	2,952	147,187
		590,329
Electronic Equipment & Components - 1.9%
Avnet, Inc. (a)	8,000	264,240
Maxwell Technologies, Inc. (a)	9,387	177,320
		441,560
Internet Software & Services - 0.9%
Akamai Technologies, Inc. (a)	4,700	221,135
IT Services - 2.1%
Cognizant Technology Solutions Corp. Class A (a)	3,427	251,165
Paychex, Inc.	7,800	241,098
		492,263
Semiconductors & Semiconductor Equipment - 4.8%
ASM International NV unit (a)	4,215	147,609

	Shares	Value
ASML Holding NV	6,100	$ 233,874
Ceva, Inc. (a)	5,138	105,329
Marvell Technology Group Ltd. (a)	18,931	351,170
Teradyne, Inc. (a)	19,300	270,972
		1,108,954
Software - 6.5%
ANSYS, Inc. (a)	4,983	259,465
Autodesk, Inc. (a)	3,300	126,060
Autonomy Corp. PLC (a)	5,269	123,717
CA, Inc.	4,500	109,980
Fortinet, Inc. (a)	3,900	126,165
Informatica Corp. (a)	7,986	351,624
Nuance Communications, Inc. (a)	19,831	360,528
Rovi Corp. (a)	800	49,608
		1,507,147
TOTAL INFORMATION TECHNOLOGY		5,152,221
MATERIALS - 7.8%
Chemicals - 7.3%
CF Industries Holdings, Inc.	5,938	802,518
Intrepid Potash, Inc. (a)	7,600	283,404
The Mosaic Co.	5,026	383,785
Uralkali JSC GDR (Reg. S)	6,700	246,024
		1,715,731
Metals & Mining - 0.5%
Vallar PLC	6,500	113,072
TOTAL MATERIALS		1,828,803
TELECOMMUNICATION SERVICES - 1.4%
Wireless Telecommunication Services - 1.4%
NII Holdings, Inc. (a)	7,210	321,999
TOTAL COMMON STOCKS (Cost $19,635,135)		22,517,421
Nonconvertible Preferred Stocks - 1.8%

CONSUMER DISCRETIONARY - 1.8%
Automobiles - 1.8%
Porsche Automobil Holding SE (Cost $286,294)	5,122	408,558
Money Market Funds - 3.3%
	Shares	Value
Fidelity Cash Central Fund, 0.19% (b) (Cost $780,696)	780,696	$ 780,696
TOTAL INVESTMENT PORTFOLIO - 101.5% (Cost $20,702,125)		23,706,675
NET OTHER ASSETS (LIABILITIES) - (1.5)%		(343,960)
NET ASSETS - 100%		$ 23,362,715
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 658
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	81.2%
Canada	3.8%
Netherlands	2.7%
Germany	1.8%
Switzerland	1.6%
Bermuda	1.5%
Ireland	1.5%
Taiwan	1.2%
Russia	1.1%
Others (Individually Less Than 1%)	3.6%
100.0%
Income Tax Information

At December 31, 2010, the Fund had a capital loss carryforward of approximately $8,500,403 of which $7,228,318 and $1,272,085 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2010
Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $19,921,429)	$ 22,925,979
Fidelity Central Funds (cost $780,696)	780,696
Total Investments (cost $20,702,125)		$ 23,706,675
Receivable for fund shares sold		59,879
Dividends receivable		5,603
Distributions receivable from Fidelity Central Funds		123
Prepaid expenses		55
Receivable from investment adviser for expense reductions		1,097
Other receivables		6,478
Total assets		23,779,910

Liabilities
Payable for investments purchased	$ 372,488
Payable for fund shares redeemed	1,104
Accrued management fee	10,736
Distribution and service plan fees payable	1,268
Other affiliated payables	2,403
Other payables and accrued expenses	29,196
Total liabilities		417,195

Net Assets		$ 23,362,715
Net Assets consist of:
Paid in capital		$ 29,052,396
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(8,693,250)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,003,569
Net Assets		$ 23,362,715

Statement of Assets and Liabilities - continued

December 31, 2010
Initial Class: Net Asset Value, offering price and redemption price per share ($7,768,772 ÷ 862,669 shares)	$ 9.01

Service Class: Net Asset Value, offering price and redemption price per share ($258,304 ÷ 28,729 shares)	$ 8.99

Service Class 2: Net Asset Value, offering price and redemption price per share ($6,052,876 ÷ 688,842 shares)	$ 8.79

Investor Class: Net Asset Value, offering price and redemption price per share ($9,282,763 ÷ 1,037,625 shares)	$ 8.95

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2010

Investment Income
Dividends		$ 87,613
Interest		4
Income from Fidelity Central Funds		658
Total income		88,275

Expenses
Management fee	$ 111,404
Transfer agent fees	25,912
Distribution and service plan fees	15,032
Accounting fees and expenses	7,117
Custodian fees and expenses	14,322
Independent trustees' compensation	101
Audit	46,475
Legal	91
Miscellaneous	208
Total expenses before reductions	220,662
Expense reductions	(37,772)	182,890
Net investment income (loss)		(94,615)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,975,937
Foreign currency transactions	(775)
Total net realized gain (loss)		1,975,162
Change in net unrealized appreciation (depreciation) on: Investment securities	1,939,624
Assets and liabilities in foreign currencies	141
Total change in net unrealized appreciation (depreciation)		1,939,765
Net gain (loss)		3,914,927
Net increase (decrease) in net assets resulting from operations		$ 3,820,312

Statement of Changes in Net Assets

	Year ended December 31, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (94,615)	$ (55,392)
Net realized gain (loss)	1,975,162	696,411
Change in net unrealized appreciation (depreciation)	1,939,765	4,200,006
Net increase (decrease) in net assets resulting from operations	3,820,312	4,841,025
Share transactions - net increase (decrease)	3,205,767	(2,458,775)
Total increase (decrease) in net assets	7,026,079	2,382,250

Net Assets
Beginning of period	16,336,636	13,954,386
End of period	$ 23,362,715	$ 16,336,636

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 7.21	$ 5.16	$ 10.09	$ 9.44	$ 9.15
Income from Investment Operations
Net investment income (loss) C	(.03)	(.02) F	(.02)	(.05)	(.02) G
Net realized and unrealized gain (loss)	1.83	2.07	(4.89)	1.70	.80
Total from investment operations	1.80	2.05	(4.91)	1.65	.78
Distributions from net realized gain	-	-	(.02)	(1.00)	(.49)
Net asset value, end of period	$ 9.01	$ 7.21	$ 5.16	$ 10.09	$ 9.44
Total Return A,B	24.97%	39.73%	(48.77)%	17.52%	8.53%
Ratios to Average Net Assets D,H
Expenses before reductions	1.11%	1.33%	1.14%	1.07%	1.21%
Expenses net of fee waivers, if any	.90%	.90%	.90%	.90%	.90%
Expenses net of all reductions	.89%	.88%	.89%	.89%	.89%
Net investment income (loss)	(.41)%	(.27)% F	(.30)%	(.46)%	(.18)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,769	$ 5,202	$ 4,734	$ 16,005	$ 6,434
Portfolio turnover rate E	149%	280%	292%	190%	200%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.005 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.36)%.

G Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.43)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 7.21	$ 5.16	$ 10.11	$ 9.45	$ 9.16
Income from Investment Operations
Net investment income (loss) C	(.04)	(.02) F	(.03)	(.06)	(.03) G
Net realized and unrealized gain (loss)	1.82	2.07	(4.90)	1.71	.80
Total from investment operations	1.78	2.05	(4.93)	1.65	.77
Distributions from net realized gain	-	-	(.02)	(.99)	(.48)
Net asset value, end of period	$ 8.99	$ 7.21	$ 5.16	$ 10.11	$ 9.45
Total Return A,B	24.69%	39.73%	(48.87)%	17.51%	8.42%
Ratios to Average Net Assets D,H
Expenses before reductions	1.18%	1.38%	1.21%	1.14%	1.27%
Expenses net of fee waivers, if any	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses net of all reductions	.99%	.97%	.99%	.99%	.99%
Net investment income (loss)	(.50)%	(.37)% F	(.40)%	(.56)%	(.28)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 258	$ 361	$ 446	$ 1,297	$ 1,106
Portfolio turnover rate E	149%	280%	292%	190%	200%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.005 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.46)%.

G Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.53)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 7.05	$ 5.06	$ 9.92	$ 9.29	$ 9.01
Income from Investment Operations
Net investment income (loss) C	(.05)	(.03) F	(.04)	(.07)	(.04) G
Net realized and unrealized gain (loss)	1.79	2.02	(4.80)	1.67	.79
Total from investment operations	1.74	1.99	(4.84)	1.60	.75
Distributions from net realized gain	-	-	(.02)	(.97)	(.47)
Net asset value, end of period	$ 8.79	$ 7.05	$ 5.06	$ 9.92	$ 9.29
Total Return A,B	24.68%	39.33%	(48.90)%	17.32%	8.29%
Ratios to Average Net Assets D,H
Expenses before reductions	1.31%	1.51%	1.35%	1.30%	1.44%
Expenses net of fee waivers, if any	1.15%	1.15%	1.15%	1.15%	1.15%
Expenses net of all reductions	1.14%	1.12%	1.14%	1.14%	1.14%
Net investment income (loss)	(.65)%	(.52)% F	(.55)%	(.72)%	(.43)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,053	$ 5,760	$ 4,469	$ 13,622	$ 10,692
Portfolio turnover rate E	149%	280%	292%	190%	200%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.005 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.61)%.

G Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.68)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Investor Class

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 7.17	$ 5.13	$ 10.05	$ 9.41	$ 9.13
Income from Investment Operations
Net investment income (loss) C	(.04)	(.02) F	(.03)	(.07)	(.03) G
Net realized and unrealized gain (loss)	1.82	2.06	(4.87)	1.70	.80
Total from investment operations	1.78	2.04	(4.90)	1.63	.77
Distributions from net realized gain	-	-	(.02)	(.99)	(.49)
Net asset value, end of period	$ 8.95	$ 7.17	$ 5.13	$ 10.05	$ 9.41
Total Return A,B	24.83%	39.77%	(48.87)%	17.40%	8.44%
Ratios to Average Net Assets D,H
Expenses before reductions	1.19%	1.42%	1.27%	1.17%	1.35%
Expenses net of fee waivers, if any	.98%	.98%	.99%	1.05%	1.05%
Expenses net of all reductions	.97%	.95%	.97%	1.04%	1.04%
Net investment income (loss)	(.49)%	(.35)% F	(.39)%	(.61)%	(.33)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,283	$ 5,013	$ 4,305	$ 10,073	$ 3,776
Portfolio turnover rate E	149%	280%	292%	190%	200%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.005 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.44)%.

G Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.58)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2010

1. Organization.

VIP Growth Strategies Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of December 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 4,066,693
Gross unrealized depreciation	(1,233,921)
Net unrealized appreciation (depreciation)	$ 2,832,772
Tax Cost	$ 20,873,903

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (8,500,403)
Net unrealized appreciation (depreciation)	$ 2,831,791

Annual Report

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $29,508,714 and $26,744,027, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .61% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 295
Service Class 2	14,737
$ 15,032

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .01% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC has agreed to voluntarily waive this fee until December 31, 2010. (See Note 7: Expense Reductions.) For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 7,751
Service Class	301
Service Class 2	4,860
Investor Class	13,000
$ 25,912

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $996 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $69 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

In addition to FIIOC waiving a portion of its transfer agent fees, FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement/ Waiver
Initial Class	.90%	$ 12,351
Service Class	1.00%	545
Service Class 2	1.15%	9,699
Investor Class	.98%	13,053
		$ 35,648

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions - continued

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2,124 for the period.

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2010	2009	2010	2009
Initial Class
Shares sold	425,011	292,837	$ 3,446,070	$ 1,695,514
Shares redeemed	(283,807)	(489,168)	(2,107,621)	(2,812,679)
Net increase (decrease)	141,204	(196,331)	$ 1,338,449	$ (1,117,165)
Service Class
Shares sold	314	3,043	$ 2,538	$ 20,044
Shares redeemed	(21,735)	(39,322)	(166,475)	(229,224)
Net increase (decrease)	(21,421)	(36,279)	$ (163,937)	$ (209,180)
Service Class 2
Shares sold	130,933	167,018	$ 986,024	$ 942,222
Shares redeemed	(258,663)	(233,911)	(1,986,135)	(1,333,812)
Net increase (decrease)	(127,730)	(66,893)	$ (1,000,111)	$ (391,590)
Investor Class
Shares sold	764,031	272,289	$ 6,226,812	$ 1,585,349
Shares redeemed	(425,677)	(411,890)	(3,195,446)	(2,326,189)
Net increase (decrease)	338,354	(139,601)	$ 3,031,366	$ (740,840)

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 73% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of 22% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and Shareholders of VIP Growth Strategies Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Growth Strategies Portfolio (the Fund), a fund of Variable Insurance Products Fund III, including the schedule of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Growth Strategies Portfolio as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 408 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-
present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-
2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-
present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-
present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Growth Strategies Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP Growth Strategies Portfolio

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Initial Class of the fund was in the third quartile for all the periods shown. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board noted that this fund had underperformed in the previous year and discussed with FMR its disappointment with the continued underperformance of the fund. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Growth Strategies Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of Initial Class ranked below its competitive median for 2009 and the total expenses of each of Investor Class, Service Class, and Service Class 2 ranked above its competitive median for 2009. The Board considered that the total expenses of Investor Class were above the median primarily due to its higher transfer agent fee. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Japan) Inc.

Fidelity Management & Research (Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VIPAG-ANN-0211
1.751800.110

Fidelity® Variable Insurance Products:

Mid Cap Portfolio

Annual Report

December 31, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

The general research services agreement with Fidelity Research & Analysis Company has been terminated and is no longer in effect for the fund.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2010	Past 1 year	Past 5 years	Past 10 years
VIP Mid Cap Portfolio - Initial Class	28.83%	7.33%	9.79%
VIP Mid Cap Portfolio - Service Class	28.75%	7.23%	9.69%
VIP Mid Cap Portfolio - Service Class 2	28.57%	7.07%	9.53%
VIP Mid Cap Portfolio - Investor Class A	28.76%	7.23%	9.73%

A The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. Had Investor Class's transfer agent fee been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Mid Cap Portfolio - Initial Class on December 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P® MidCap 400 Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: While market improvements around the world hit a speed bump in the first half of the 12-month period ending December 31, 2010, world economies re-accelerated in August, supported by a broadening recovery and low inflation in the U.S. Domestic stock markets recorded solid gains for the year, lifted by a strong second-half rally fueled by economic optimism, encouraging earnings reports and a wave of corporate mergers. The large-cap S&P 500® Index rose 15.06%, the blue-chip-laden Dow Jones Industrial AverageSM added 14.06% and the technology-heavy Nasdaq Composite® Index climbed 18.02%. Meanwhile, international stocks, as represented by the MSCI® ACWI® (All Country World Index) ex USA Index, gained 11.29%, boosted in part by a depreciating U.S. dollar. In the fixed-income arena, U.S. taxable investment-grade bonds generated positive results during 2010, as the Barclays Capital® U.S. Aggregate Bond Index gained 6.54%. With ultra-low interest rates bolstering nearly all fixed-income securities for most of the year, sectors in the index with higher yields and more credit risk generally fared best, while most high-quality bonds generated more-moderate returns. Meanwhile, high-yield bonds, as represented by The BofA Merrill LynchSM US High Yield Constrained Index, returned 15.07%, a result of improved economic data and strengthening investor demand. Overseas, foreign bond markets showed mixed results, with a sizable disparity between the 3.97% return of the Citigroup® Non-U.S. Group of 7 Index - which measures the performance of sovereign debt of the major global economies outside the U.S. - and the 12.04% advance of the JPMorgan Emerging Markets Bond Index Global (EMBI Global), which benefited from the rising overall credit quality of emerging-markets debt issuers.

Comments from Thomas Allen, Portfolio Manager of VIP Mid Cap Portfolio: During the past year, the fund's share classes outpaced the 26.64% return of the S&P® MidCap 400 Index. (For specific portfolio results, please refer to the performance section of this report.) Rewarding stock selection in the retailing segment of the consumer discretionary sector had by far the biggest positive impact on relative performance. Favorable factors having a lesser impact on performance were stock picking in consumer durables/apparel - also part of the consumer discretionary sector - positioning in financials and a sizable underweighting in utilities, which lagged all but one sector. Much of the boost in retailing came from one holding: video entertainment provider Netflix, by far the fund's top contributor and a core holding in the fund for some time. Rapidly growing earnings and revenue, capable management and a popular service that allows customers to have rented DVDs delivered by mail, without due dates or late fees, aided the stock. Another of the fund's largest holdings, Advance Auto Parts, was a key contributor, as were two out-of-index positions - toy maker Hasbro and professional beauty supplies retailer Sally Beauty Holdings. Patterson-UTI Energy, a provider of land-based drilling rigs, also bolstered results. Conversely, security selection in information technology and health care was a drag on performance, as was a cash position averaging more than 4% of net assets. Two video-game software providers, Chinese holding Shanda Interactive Entertainment and France-based Ubisoft Entertainment, detracted from fund performance. In both cases, the market was disappointed with products the companies launched, and both saw lower-than-expected earnings. Also detracting were Longtop Financial Technologies, a Chinese company that provides software and related consulting services to banks and insurance companies, and not owning communications equipment stock F5 Networks, a strong-performing index component. Shanda, Ubisoft and Longtop were out-of-index positions.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 to December 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period* July 1, 2010 to December 31, 2010
Initial Class	.65%
Actual		$ 1,000.00	$ 1,270.10	$ 3.72
HypotheticalA		$ 1,000.00	$ 1,021.93	$ 3.31
Service Class	.75%
Actual		$ 1,000.00	$ 1,269.70	$ 4.29
HypotheticalA		$ 1,000.00	$ 1,021.42	$ 3.82
Service Class 2.90%
Actual		$ 1,000.00	$ 1,268.60	$ 5.15
HypotheticalA		$ 1,000.00	$ 1,020.67	$ 4.58
Investor Class	.74%
Actual		$ 1,000.00	$ 1,269.70	$ 4.23
HypotheticalA		$ 1,000.00	$ 1,021.48	$ 3.77

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
eBay, Inc.	6.3	5.7
Advance Auto Parts, Inc.	5.4	5.2
Netflix, Inc.	4.6	8.4
Cerner Corp.	3.7	3.7
Hasbro, Inc.	2.9	3.6
Allscripts-Misys Healthcare Solutions, Inc.	2.7	1.9
Vertex Pharmaceuticals, Inc.	2.3	2.8
Newcrest Mining Ltd.	2.3	1.8
Reinsurance Group of America, Inc.	2.3	2.4
Patterson-UTI Energy, Inc.	2.2	1.7
	34.7
Top Five Market Sectors as of December 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	20.1	20.4
Consumer Discretionary	19.7	25.1
Health Care	17.8	19.2
Financials	11.0	11.2
Materials	8.5	9.3
Asset Allocation (% of fund's net assets)
As of December 31, 2010*		As of June 30, 2010**
	Stocks 88.9%		Stocks 100.0%
	Short-Term Investments and Net Other Assets 11.1%		Short-Term Investments and Net Other Assets 0.0%†
	Other Investments 0.0%†		Other Investments 0.0%†
* Foreign investments	23.6%	** Foreign investments	25.4%
† Amount represents less than 0.1%

Annual Report

Investments December 31, 2010

Showing Percentage of Net Assets

Common Stocks - 88.9%
	Shares	Value
CONSUMER DISCRETIONARY - 19.7%
Auto Components - 0.5%
China Automotive Systems, Inc. (a)	93	$ 1,265
Fuel Systems Solutions, Inc. (a)(d)(e)	1,345,217	39,522,475
Minth Group Ltd.	138,000	226,553
New Focus Auto Tech Holdings Ltd. (a)	5,687,675	2,166,036
		41,916,329
Automobiles - 0.1%
Bajaj Auto Ltd.	200	6,893
Geely Automobile Holdings Ltd.	22,535,000	9,857,703
Hyundai Motor Co. GDR (f)	100	7,707
Thor Industries, Inc.	100	3,396
		9,875,699
Distributors - 0.0%
LKQ Corp. (a)	100	2,272
Diversified Consumer Services - 0.3%
Grand Canyon Education, Inc. (a)	1,112,308	21,790,114
MegaStudy Co. Ltd.	6,200	974,306
Universal Technical Institute, Inc.	100	2,202
Zee Learn Ltd. (a)	2	1
		22,766,623
Hotels, Restaurants & Leisure - 0.8%
BJ's Restaurants, Inc. (a)	200	7,086
Cafe de Coral Holdings Ltd.	2,000	4,946
Chipotle Mexican Grill, Inc. (a)	200	42,532
Ctrip.com International Ltd. sponsored ADR (a)	200	8,090
Home Inns & Hotels Management, Inc. sponsored ADR (a)	100	4,096
Jollibee Food Corp.	700	1,426
Kappa Create Co. Ltd.	561,600	13,525,698
Little Sheep Group Ltd.	6,197,000	3,914,734
Minor International PCL (For. Reg.) warrants 5/18/13 (a)	182,601	17,969
Papa John's International, Inc. (a)	100	2,770
Shinsegae Food Co. Ltd.	100	8,642
Sonic Corp. (a)	648,317	6,560,963
Starbucks Corp.	576,800	18,532,584
Starwood Hotels & Resorts Worldwide, Inc.	314,608	19,121,874
TAJ GVK Hotels & Resorts Ltd.	297,699	885,856
		62,639,266
Household Durables - 0.0%
La-Z-Boy, Inc. (a)	100	902
PDG Realty SA Empreendimentos e Participacoes	200	1,224
		2,126
Internet & Catalog Retail - 4.7%
B2W Companhia Global Do Varejo	100	1,898
Blue Nile, Inc. (a)	100	5,706

	Shares	Value
drugstore.com, Inc. (a)(d)	2,568,565	$ 5,676,529
Netflix, Inc. (a)(d)	2,097,761	368,576,608
Overstock.com, Inc. (a)	100	1,648
Priceline.com, Inc. (a)	100	39,955
Wotif.com Holdings Ltd.	100	509
		374,302,853
Leisure Equipment & Products - 2.9%
Hasbro, Inc.	4,836,282	228,175,785
Media - 1.6%
Den Networks Ltd. (a)	3,500,000	14,156,555
E.W. Scripps Co. Class A (a)	33	335
Ipsos SA	110	5,224
Naspers Ltd. Class N	100	5,856
Pearson PLC sponsored ADR	100	1,589
Proto Corp. (d)	45,500	2,016,869
The Walt Disney Co.	2,928,721	109,856,325
Value Line, Inc.	144,419	2,086,855
Zee Entertainment Enterprises Ltd.	16	53
		128,129,661
Multiline Retail - 0.0%
Clicks Group Ltd.	194,507	1,272,443
Dollar Tree, Inc. (a)	150	8,412
Golden Eagle Retail Group Ltd. (H Shares)	265,000	653,252
Kohl's Corp. (a)	100	5,434
Mothercare PLC	100	956
Parkson Retail Group Ltd.	1,000	1,541
		1,942,038
Specialty Retail - 8.6%
Advance Auto Parts, Inc. (e)	6,509,352	430,593,635
Chow Sang Sang Holdings International Ltd.	2,000	4,889
H&M Hennes & Mauritz AB (B Shares)	200	6,667
hhgregg, Inc. (a)	100	2,095
Inditex SA	687	51,465
J. Crew Group, Inc. (a)	100	4,314
Lumber Liquidators Holdings, Inc. (a)	100	2,491
Nitori Holdings Co. Ltd.	100	8,742
Ross Stores, Inc.	1,360,978	86,081,859
Sally Beauty Holdings, Inc. (a)	8,143,138	118,319,795
SAZABY, Inc.	464,400	11,413,438
TJX Companies, Inc.	797,027	35,380,029
Tsutsumi Jewelry Co. Ltd.	85,500	2,280,281
Urban Outfitters, Inc. (a)	100	3,581
USS Co. Ltd.	100	8,176
		684,161,457
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - 0.2%
Anta Sports Products Ltd.	1,000	$ 1,588
Daphne International Holdings Ltd.	16,016,000	15,001,155
		15,002,743
TOTAL CONSUMER DISCRETIONARY		1,568,916,852
CONSUMER STAPLES - 2.2%
Beverages - 0.7%
Molson Coors Brewing Co. Class B	1,112,109	55,816,751
Yantai Changyu Pioneer Wine Co. (B Shares)	130	1,384
		55,818,135
Food & Staples Retailing - 0.4%
Breadtalk Group Ltd.	1,200	598
China Nepstar Chain Drugstore Ltd. ADR	100	383
Daikokutenbussan Co. Ltd.	79,000	2,751,844
Fresh Market, Inc.	7,100	292,520
Heng Tai Consumables Group Ltd.	61,513,163	9,338,763
Magnit OJSC GDR (Reg. S)	100	2,930
PriceSmart, Inc.	100	3,803
Wal-Mart Stores, Inc.	258,714	13,952,446
		26,343,287
Food Products - 0.9%
Britannia Industries Ltd.	208,920	1,932,087
Campbell Soup Co.	364,886	12,679,789
Rocky Mountain Chocolate Factory, Inc.	105	1,014
Smart Balance, Inc. (a)	100	433
Tingyi (Cayman Islands) Holding Corp.	2,000	5,121
Want Want China Holdings Ltd.	65,053,600	56,997,751
		71,616,195
Personal Products - 0.2%
Concern Kalina OJSC:
GDR (f)	21,643	617,052
sponsored ADR	94,200	2,685,688
Hengan International Group Co. Ltd.	109,700	946,335
Natura Cosmeticos SA	100	2,874
USANA Health Sciences, Inc. (a)	308,399	13,399,937
		17,651,886
TOTAL CONSUMER STAPLES		171,429,503
ENERGY - 6.6%
Energy Equipment & Services - 6.4%
Dresser-Rand Group, Inc. (a)	1,154,640	49,176,118
Ensco International Ltd. ADR	1,912,003	102,062,720
Helix Energy Solutions Group, Inc. (a)	1,075,596	13,057,735
Nabors Industries Ltd. (a)	4,906,408	115,104,332
Newpark Resources, Inc. (a)	4,303,483	26,509,455

	Shares	Value
Noble Corp.	139,300	$ 4,982,761
Parker Drilling Co. (a)(e)	6,351,993	29,028,608
Patterson-UTI Energy, Inc. (e)	8,027,870	173,000,599
Weatherford International Ltd. (a)	43,600	994,080
		513,916,408
Oil, Gas & Consumable Fuels - 0.2%
Clean Energy Fuels Corp. (a)	100	1,384
Marathon Oil Corp.	206,060	7,630,402
Plains Exploration & Production Co. (a)	4,800	154,272
Sasol Ltd. sponsored ADR	100	5,205
Uranium One, Inc.	678,900	3,240,313
		11,031,576
TOTAL ENERGY		524,947,984
FINANCIALS - 11.0%
Capital Markets - 1.9%
Janus Capital Group, Inc.	5,865,837	76,079,906
Marusan Securities Co. Ltd.	2,856,700	17,094,824
Northern Trust Corp.	744,953	41,277,846
SEI Investments Co.	849,118	20,200,517
		154,653,093
Commercial Banks - 1.3%
Aozora Bank Ltd.	1,509,000	3,121,492
Banco ABC Brasil SA	100	881
Banco Santander SA sponsored ADR	200	2,130
Bank of Baroda	634,966	13,179,806
IndusInd Bank Ltd.	100	598
Punjab National Bank	100	3,023
Sumitomo Mitsui Financial Group, Inc.	772,300	27,500,973
The Jammu & Kashmir Bank Ltd.	423	7,403
The Suruga Bank Ltd.	1,000	9,309
Union Bank of India	7,699,690	60,170,633
Yes Bank Ltd.	100	700
		103,996,948
Consumer Finance - 0.0%
Netspend Holdings, Inc. (d)	32,100	411,522
Diversified Financial Services - 0.1%
African Bank Investments Ltd.	100	585
CRISIL Ltd.	88,255	11,854,445
ICRA Ltd.	6,132	176,304
ORIX Corp.	200	19,676
		12,051,010
Insurance - 6.7%
Admiral Group PLC	222,460	5,258,125
AFLAC, Inc.	100	5,643
China Life Insurance Co. Ltd. ADR	266	16,271
CNinsure, Inc. ADR (d)	147,554	2,545,307
Lincoln National Corp.	357,500	9,942,075
Old Republic International Corp.	9,751,930	132,918,806
Ping An Insurance Group Co. China Ltd. (H Shares)	500	5,590
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
Porto Seguro SA	1,561,500	$ 26,627,971
Presidential Life Corp.	790,158	7,846,269
Progressive Corp.	1,945,808	38,663,205
Protective Life Corp.	2,311,869	61,588,190
Reinsurance Group of America, Inc.	3,354,011	180,143,931
The Chubb Corp.	1,105,082	65,907,090
		531,468,473
Real Estate Management & Development - 1.0%
AFI Development PLC:
(B Shares) (a)	100	106
GDR (Reg. S)	100	107
Goldcrest Co. Ltd.	500,950	13,095,079
Hang Lung Properties Ltd.	1,094,000	5,116,359
Housing Development and Infrastructure Ltd. (a)	100	436
Iguatemi Empresa de Shopping Centers SA	907,000	22,681,149
Kenedix, Inc. (a)	31,405	9,558,968
Songbird Estates PLC Class B (a)	6,900	15,206
SPG Land (Holdings) Ltd.	2,255,102	1,102,527
Wharf Holdings Ltd.	3,001,000	23,089,070
Yanlord Land Group Ltd.	2,000,000	2,618,352
		77,277,359
Thrifts & Mortgage Finance - 0.0%
People's United Financial, Inc.	100	1,401
TOTAL FINANCIALS		879,859,806
HEALTH CARE - 17.8%
Biotechnology - 3.3%
3SBio, Inc. sponsored ADR (a)	480,362	7,291,895
Abcam PLC	2,101,000	10,489,200
Genomic Health, Inc. (a)(d)	873,834	18,691,309
Gilead Sciences, Inc. (a)	100	3,624
Halozyme Therapeutics, Inc. (a)	100	792
ImmunoGen, Inc. (a)	247,750	2,294,165
Myriad Genetics, Inc. (a)	1,556,702	35,555,074
Nanosphere, Inc. (a)	703,053	3,065,311
Pharmacyclics, Inc. (a)	100	608
Sangamo Biosciences, Inc. (a)(d)	197,488	1,311,320
Sino Biopharmaceutical Ltd.	7,999	2,974
Vertex Pharmaceuticals, Inc. (a)	5,292,896	185,410,147
		264,116,419
Health Care Equipment & Supplies - 3.4%
CareFusion Corp. (a)	12,800	328,960
Edwards Lifesciences Corp. (a)	1,317,700	106,522,868
Genmark Diagnostics, Inc.	200,300	819,227
HeartWare International, Inc. CDI (a)	100	248

	Shares	Value
Kinetic Concepts, Inc. (a)	1,686,348	$ 70,624,254
Masimo Corp.	436,691	12,694,607
Mindray Medical International Ltd. sponsored ADR	100	2,640
Nobel Biocare Holding AG (Switzerland)	585,398	11,046,309
NxStage Medical, Inc. (a)	301,878	7,510,725
Quidel Corp. (a)(d)	868,123	12,544,377
Shandong Weigao Group Medical Polymer Co. Ltd. (H Shares)	9,560,000	27,121,004
Steris Corp.	616,383	22,473,324
Vascular Solutions, Inc. (a)	79,168	927,849
		272,616,392
Health Care Providers & Services - 0.9%
Accretive Health, Inc.	153,400	2,492,750
Genoptix, Inc. (a)	100	1,902
HMS Holdings Corp. (a)	100	6,477
IPC The Hospitalist Co., Inc. (a)	192,991	7,528,579
Laboratory Corp. of America Holdings (a)	511,525	44,973,278
McKesson Corp.	221,883	15,616,126
Message Co. Ltd.	1,619	4,584,990
Ramsay Health Care Ltd.	101	1,837
		75,205,939
Health Care Technology - 7.9%
Allscripts-Misys Healthcare Solutions, Inc. (a)(e)	10,909,675	210,229,437
athenahealth, Inc. (a)(d)(e)	2,557,533	104,807,702
Cerner Corp. (a)(d)	3,086,613	292,425,716
Computer Programs & Systems, Inc.	372,057	17,427,150
Quality Systems, Inc.	35,220	2,459,060
		627,349,065
Life Sciences Tools & Services - 1.4%
Bachem Holding AG (B Shares)	100	5,994
Bio-Rad Laboratories, Inc. Class A (a)	989	102,708
QIAGEN NV (a)(d)	1,523,000	29,774,650
Thermo Fisher Scientific, Inc. (a)	1,545,151	85,539,559
		115,422,911
Pharmaceuticals - 0.9%
Ardea Biosciences, Inc. (a)	219,966	5,719,116
Aspen Pharmacare Holdings Ltd.	2,157,358	29,962,039
AVANIR Pharmaceuticals Class A (a)	100	408
Cadila Healthcare Ltd.	305,994	5,322,944
China Pharma Holdings, Inc. (a)(d)	39,073	118,782
Cipla Ltd.	64,000	529,320
Hi-Tech Pharmacal Co., Inc. (a)	100	2,495
Hikma Pharmaceuticals PLC	100	1,266
Piramal Healthcare Ltd.	2,534,671	26,640,618
PT Kalbe Farma Tbk	1,000	361
Questcor Pharmaceuticals, Inc. (a)	100	1,473
		68,298,822
TOTAL HEALTH CARE		1,423,009,548
Common Stocks - continued
	Shares	Value
INDUSTRIALS - 2.9%
Air Freight & Logistics - 0.0%
Business Post Group PLC	200	$ 1,027
FedEx Corp.	100	9,301
		10,328
Building Products - 0.1%
Blue Star Ltd.	1,013,255	9,908,767
Commercial Services & Supplies - 0.0%
Blue Label Telecoms Ltd.	2,878,652	3,058,975
Copart, Inc. (a)	100	3,735
RINO International Corp. (a)	100	404
Steelcase, Inc. Class A	100	1,057
		3,064,171
Construction & Engineering - 0.6%
Fluor Corp.	356,735	23,637,261
Jacobs Engineering Group, Inc. (a)	535,756	24,564,413
		48,201,674
Electrical Equipment - 0.1%
AstroPower, Inc. (a)	100	0
Dongfang Electric Corp. Ltd.	400	1,981
Harbin Electric, Inc. (a)	100	1,735
Jinpan International Ltd.	100	1,053
PowerSecure International, Inc. (a)	92,600	720,428
Vestas Wind Systems AS (a)(d)	119,400	3,771,270
		4,496,467
Industrial Conglomerates - 0.2%
Max India Ltd. (a)	4,043,756	13,348,803
Machinery - 0.8%
3D Systems Corp. (a)	100	3,149
AGCO Corp. (a)	877,751	44,466,866
Energy Recovery, Inc. (a)	100	366
EVA Precision Industrial Holdings Ltd.	11,056,000	10,668,382
Nippon Thompson Co. Ltd.	1,139,000	9,172,025
Spirax-Sarco Engineering PLC	100	3,017
Uzel Makina Sanayi AS (a)	456,690	3
Westport Innovations, Inc.	100	1,852
		64,315,660
Professional Services - 1.1%
51job, Inc. sponsored ADR (a)	100	4,925
Advisory Board Co. (a)	100	4,763
Corporate Executive Board Co.	339,957	12,765,385
Equifax, Inc.	279,712	9,957,747
IHS, Inc. Class A (a)	100	8,039
JobStreet Corp. Bhd	2,617,600	2,529,738
Michael Page International PLC	4,635,224	40,135,628
Randstad Holdings NV (a)	433,336	22,885,124
		88,291,349
Road & Rail - 0.0%
Old Dominion Freight Lines, Inc. (a)	150	4,799
TOTAL INDUSTRIALS		231,642,018

	Shares	Value
INFORMATION TECHNOLOGY - 20.1%
Communications Equipment - 1.0%
BYD Electronic International Co. Ltd.	100	$ 53
DG FastChannel, Inc. (a)	770,371	22,248,314
Juniper Networks, Inc. (a)	1,593,484	58,831,429
MIC Electronics Ltd.	1,883,689	1,379,722
ZTE Corp. (H Shares)	354,900	1,410,924
		83,870,442
Computers & Peripherals - 1.4%
Acer, Inc.	1,011	3,123
Gemalto NV	2,535,054	107,934,398
Lenovo Group Ltd.	2,000	1,281
Lenovo Group Ltd. ADR	10,700	135,890
Logitech International SA (a)	56	1,039
		108,075,731
Electronic Equipment & Components - 1.2%
Digital China Holdings Ltd. (H Shares)	20,188,300	37,766,212
HLS Systems International Ltd. (a)	136,920	2,075,707
Ingenico SA	1,476,177	53,476,010
Inspur International Ltd.	5,000	437
Itron, Inc. (a)	100	5,545
L-1 Identity Solutions, Inc. (a)	100	1,191
SYNNEX Corp. (a)	100	3,120
Trimble Navigation Ltd. (a)	700	27,951
Wasion Group Holdings Ltd.	1,102,000	728,759
		94,084,932
Internet Software & Services - 7.6%
Alibaba.com Ltd.	500	897
Ancestry.com, Inc. (a)	100	2,832
Answers Corp. (a)	100	776
comScore, Inc. (a)	100	2,231
Constant Contact, Inc. (a)(d)	682,185	21,140,913
eBay, Inc. (a)	18,219,473	507,047,929
INFO Edge India Ltd.	70,574	1,043,083
NHN Corp. (a)	55,606	11,257,583
Support.com, Inc. (a)	618,331	4,006,785
ValueClick, Inc. (a)	12,754	204,447
VeriSign, Inc.	706,097	23,068,189
Vocus, Inc. (a)	100	2,766
Web.com, Inc. (a)	43	363
WebMD Health Corp. (a)	785,810	40,123,459
		607,902,253
IT Services - 0.0%
Computer Task Group, Inc. (a)	248,307	2,701,580
Office Electronics - 0.7%
Xerox Corp.	4,850,106	55,873,221
Semiconductors & Semiconductor Equipment - 3.2%
Aixtron AG	60	2,214
Aixtron AG sponsored ADR	100	3,720
Altera Corp.	1,716,583	61,076,023
Applied Materials, Inc.	100	1,405
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Cree, Inc. (a)	658	$ 43,356
First Solar, Inc. (a)	100	13,014
KLA-Tencor Corp.	100	3,864
Kontron AG	2,675,520	28,581,590
NVIDIA Corp. (a)	100	1,540
PMC-Sierra, Inc. (a)(e)	13,542,314	116,328,477
Richtek Technology Corp.	1,400,003	11,662,692
Siliconware Precision Industries Co. Ltd. sponsored ADR	5,214,973	31,029,089
Varian Semiconductor Equipment Associates, Inc. (a)	100	3,697
Veeco Instruments, Inc. (a)(d)	84,447	3,627,843
		252,378,524
Software - 5.0%
Citrix Systems, Inc. (a)	100	6,841
Computer Modelling Group Ltd.	100	2,592
Concur Technologies, Inc. (a)	100	5,193
DemandTec, Inc. (a)	100	1,084
Electronic Arts, Inc. (a)	2,783,549	45,594,533
Kingdee International Software Group Co. Ltd.	56,848,000	31,889,004
Longtop Financial Technologies Ltd. ADR (a)(d)	4,261,208	154,170,505
MICROS Systems, Inc. (a)	100	4,386
NetSuite, Inc. (a)	43	1,075
NIIT Technologies Ltd.	100,193	443,908
PROS Holdings, Inc. (a)	100	1,139
Rovi Corp. (a)	712,269	44,167,801
Royalblue Group PLC	200	4,836
salesforce.com, Inc. (a)	100	13,200
Shanda Interactive Entertainment Ltd. sponsored ADR (a)(d)	719,103	28,505,243
Solera Holdings, Inc.	582,353	29,886,356
Ubisoft Entertainment SA (a)(d)(e)	5,093,234	54,477,231
VanceInfo Technologies, Inc. ADR (a)	332,800	11,494,912
		400,669,839
TOTAL INFORMATION TECHNOLOGY		1,605,556,522
MATERIALS - 8.5%
Chemicals - 0.6%
Asian Paints India Ltd.	482	31,032
Ecolab, Inc.	100	5,042
Sensient Technologies Corp.	614,094	22,555,673

	Shares	Value
ShengdaTech, Inc. (a)	100	$ 490
Zoltek Companies, Inc. (a)(d)(e)	1,916,621	22,136,973
		44,729,210
Construction Materials - 0.0%
CRH PLC	1	21
Containers & Packaging - 0.0%
Aptargroup, Inc.	100	4,757
Ball Corp.	465	31,643
		36,400
Metals & Mining - 7.9%
Agnico-Eagle Mines Ltd. (Canada)	265,500	20,392,359
Barrick Gold Corp.	670,200	35,697,407
Centerra Gold, Inc.	469,400	9,338,109
Eldorado Gold Corp.	6,697,600	124,241,051
Franco-Nevada Corp.	39,900	1,330,667
Goldcorp, Inc.	100	4,600
IAMGOLD Corp.	3,602,100	64,110,373
Kinross Gold Corp.	5,055,661	95,861,375
Kinross Gold Corp. warrants 9/17/14 (a)	85,492	402,043
Minefinders Corp. Ltd. (a)	1,317,300	14,423,860
Newcrest Mining Ltd.	4,394,432	181,567,155
Newmont Mining Corp.	1,088,808	66,885,475
Prakash Industries Ltd. (a)	143,090	394,268
Yamana Gold, Inc.	1,492,554	19,111,516
		633,760,258
TOTAL MATERIALS		678,525,889
UTILITIES - 0.1%
Electric Utilities - 0.0%
EnergyO Solutions AB (a)	100	755
Gas Utilities - 0.0%
China Natural Gas, Inc. (a)	100	551
Independent Power Producers & Energy Traders - 0.1%
Calpine Corp. (a)	829,415	11,064,396
Multi-Utilities - 0.0%
Sempra Energy	3,400	178,432
Water Utilities - 0.0%
Cadiz, Inc. (a)	100	1,244
TOTAL UTILITIES		11,245,378
TOTAL COMMON STOCKS (Cost $4,835,394,313)		7,095,133,500
Nonconvertible Bonds - 0.0%
		Principal Amount	Value
CONSUMER STAPLES - 0.0%
Food Products - 0.0%
Britannia Industries Ltd. 8.25% 3/22/13 (Cost $712)	INR	41,784	$ 1,613
Money Market Funds - 15.9%
	Shares
Fidelity Cash Central Fund, 0.19% (b)	907,744,416	907,744,416
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	361,739,160	361,739,160
TOTAL MONEY MARKET FUNDS (Cost $1,269,483,576)		1,269,483,576
TOTAL INVESTMENT PORTFOLIO - 104.8% (Cost $6,104,878,601)	8,364,618,689
NET OTHER ASSETS (LIABILITIES) - (4.8)%	(379,823,809)
NET ASSETS - 100%	$ 7,984,794,880
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $624,759 or 0.0% of net assets.

Currency Abbreviations
INR	-	Indian Rupee
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 623,534
Fidelity Securities Lending Cash Central Fund	8,546,299
Total	$ 9,169,833
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Advance Auto Parts, Inc.	$ 220,594,829	$ 44,026,170	$ -	$ 1,562,244	$ 430,593,635
Allscripts-Misys Healthcare Solutions, Inc.	110,470,952	64,662,353	17,992,414	-	210,229,437
AMAG Pharmaceuticals, Inc.	45,544,956	-	22,513,255	-	-
athenahealth, Inc.	35,421,201	48,003,404	-	-	104,807,702
Bridgepoint Education, Inc.	40,930,221	1,005,496	42,115,825	-	-
Fuel Systems Solutions, Inc.	55,476,749	-	-	-	39,522,475
Harvard Bioscience, Inc.	6,721,507	-	6,781,883	-	-
Hot Topic, Inc.	17,089,867	2,183,657	20,772,342	3,245,474	-
Kontron AG	27,555,983	4,670,238	1,321,770	686,549	-
Netflix, Inc.	268,348,294	-	413,761,059	-	-
Newpark Resources, Inc.	19,645,351	-	1,811,606	-	-
Parker Drilling Co.	30,759,760	651,666	-	-	29,028,608
Patterson-UTI Energy, Inc.	15,747,626	97,671,501	-	1,255,476	173,000,599
PMC-Sierra, Inc.	108,038,817	9,508,851	-	-	116,328,477
ResCare, Inc.	19,927,869	-	22,631,012	-	-
Sally Beauty Holdings, Inc.	71,793,804	6,465,701	18,412,457	-	-
Ubisoft Entertainment SA	63,003,211	8,030,150	-	-	54,477,231
Zoltek Companies, Inc.	-	18,523,694	-	-	22,136,973
Total	$ 1,157,070,997	$ 305,402,881	$ 568,113,623	$ 6,749,743	$ 1,180,125,137
Other Information

The following is a summary of the inputs used, as of December 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,568,916,852	$ 1,568,916,852	$ -	$ -
Consumer Staples	171,429,503	171,429,503	-	-
Energy	524,947,984	524,947,984	-	-
Financials	879,859,806	806,505,746	73,354,060	-
Health Care	1,423,009,548	1,423,009,548	-	-
Industrials	231,642,018	231,642,015	-	3
Information Technology	1,605,556,522	1,605,556,522	-	-
Materials	678,525,889	678,525,868	21	-
Utilities	11,245,378	11,245,378	-	-
Corporate Bonds	1,613	-	1,613	-
Money Market Funds	1,269,483,576	1,269,483,576	-	-
Total Investments in Securities:	$ 8,364,618,689	$ 8,291,262,992	$ 73,355,694	$ 3
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 1,871,124
Total Realized Gain (Loss)	(781)
Total Unrealized Gain (Loss)	(118,633)
Cost of Purchases	87,435
Proceeds of Sales	(1,839,142)
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 3
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2010	$ (195,651)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	76.4%
Canada	4.9%
Cayman Islands	3.8%
Australia	2.3%
Netherlands	2.1%
India	2.0%
United Kingdom	2.0%
France	1.4%
Japan	1.3%
China	1.2%
Others (Individually Less Than 1%)	2.6%
100.0%
Income Tax Information

At December 31, 2010, the Fund had a capital loss carryforward of approximately $915,744,188 of which $37,988,452 and $877,755,736 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2010

Assets
Investment in securities, at value (including securities loaned of $348,379,756) - See accompanying schedule: Unaffiliated issuers (cost $3,970,620,951)	$ 5,915,009,976
Fidelity Central Funds (cost $1,269,483,576)	1,269,483,576
Other affiliated issuers (cost $864,774,074)	1,180,125,137
Total Investments (cost $6,104,878,601)		$ 8,364,618,689
Cash		804
Receivable for fund shares sold		5,042,829
Dividends receivable		3,283,805
Interest receivable		58
Distributions receivable from Fidelity Central Funds		537,918
Prepaid expenses		20,409
Other receivables		157,789
Total assets		8,373,662,301

Liabilities
Payable for investments purchased	$ 15,548,897
Payable for fund shares redeemed	5,978,481
Accrued management fee	3,688,155
Distribution and service plan fees payable	1,202,093
Other affiliated payables	560,695
Other payables and accrued expenses	149,940
Collateral on securities loaned, at value	361,739,160
Total liabilities		388,867,421

Net Assets		$ 7,984,794,880
Net Assets consist of:
Paid in capital		$ 6,698,286,497
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(973,219,182)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,259,727,565
Net Assets		$ 7,984,794,880

Statement of Assets and Liabilities - continued

December 31, 2010

Initial Class: Net Asset Value, offering price and redemption price per share ($1,372,062,524 ÷ 41,965,929 shares)	$ 32.69

Service Class: Net Asset Value, offering price and redemption price per share ($749,635,792 ÷ 23,051,707 shares)	$ 32.52

Service Class 2: Net Asset Value, offering price and redemption price per share ($5,507,254,175 ÷ 171,424,662 shares)	$ 32.13

Investor Class: Net Asset Value, offering price and redemption price per share ($355,842,389 ÷ 10,917,011 shares)	$ 32.60

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2010

Investment Income
Dividends (including $6,749,743 earned from other affiliated issuers)		$ 65,678,642
Interest		231
Income from Fidelity Central Funds (including $8,546,299 from security lending)		9,169,833
Total income		74,848,706

Expenses
Management fee	$ 39,609,139
Transfer agent fees	5,543,439
Distribution and service plan fees	13,065,663
Accounting and security lending fees	1,282,469
Custodian fees and expenses	653,478
Independent trustees' compensation	39,480
Registration fees	233
Audit	95,526
Legal	30,829
Interest	2,450
Miscellaneous	90,014
Total expenses before reductions	60,412,720
Expense reductions	(676,678)	59,736,042
Net investment income (loss)		15,112,664
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	312,516,150
Other affiliated issuers	308,479,423
Foreign currency transactions	(1,082,585)
Total net realized gain (loss)		619,912,988
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $3,448,300)	1,148,352,577
Assets and liabilities in foreign currencies	(1,192)
Total change in net unrealized appreciation (depreciation)		1,148,351,385
Net gain (loss)		1,768,264,373
Net increase (decrease) in net assets resulting from operations		$ 1,783,377,037

Statement of Changes in Net Assets

	Year ended December 31, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 15,112,664	$ 20,522,335
Net realized gain (loss)	619,912,988	(302,276,366)
Change in net unrealized appreciation (depreciation)	1,148,351,385	2,243,284,432
Net increase (decrease) in net assets resulting from operations	1,783,377,037	1,961,530,401
Distributions to shareholders from net investment income	(13,169,709)	(30,094,832)
Distributions to shareholders from net realized gain	(23,446,281)	(30,793,750)
Total distributions	(36,615,990)	(60,888,582)
Share transactions - net increase (decrease)	(578,316,054)	(352,221,769)
Total increase (decrease) in net assets	1,168,444,993	1,548,420,050

Net Assets
Beginning of period	6,816,349,887	5,267,929,837
End of period	$ 7,984,794,880	$ 6,816,349,887

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 25.54	$ 18.43	$ 36.16	$ 34.77	$ 35.11
Income from Investment Operations
Net investment income (loss) C	.11	.12	.14	.21	.19
Net realized and unrealized gain (loss)	7.24	7.26	(12.75)	4.80	3.93
Total from investment operations	7.35	7.38	(12.61)	5.01	4.12
Distributions from net investment income	(.11)	(.15)	(.13)	(.33)	(.13)
Distributions from net realized gain	(.09)	(.12)	(4.99)	(3.29)	(4.33)
Total distributions	(.20)	(.27) G	(5.12)	(3.62)	(4.46)
Net asset value, end of period	$ 32.69	$ 25.54	$ 18.43	$ 36.16	$ 34.77
Total Return A, B	28.83%	40.09%	(39.44)%	15.63%	12.70%
Ratios to Average Net Assets D, F
Expenses before reductions	.66%	.68%	.68%	.67%	.68%
Expenses net of fee waivers, if any	.66%	.68%	.68%	.67%	.68%
Expenses net of all reductions	.66%	.68%	.67%	.66%	.66%
Net investment income (loss)	.40%	.54%	.55%	.59%	.58%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,372,063	$ 1,053,796	$ 809,243	$ 1,532,407	$ 1,352,385
Portfolio turnover rate E	25%	57%	145%	113%	149%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.27 per share is comprised of distributions from net investment income of $.153 and distributions from net realized gain of $.115 per share.

Financial Highlights - Service Class

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 25.40	$ 18.33	$ 35.98	$ 34.59	$ 34.95
Income from Investment Operations
Net investment income (loss) C	.08	.09	.12	.17	.16
Net realized and unrealized gain (loss)	7.21	7.23	(12.68)	4.77	3.91
Total from investment operations	7.29	7.32	(12.56)	4.94	4.07
Distributions from net investment income	(.08)	(.13)	(.10)	(.26)	(.10)
Distributions from net realized gain	(.09)	(.12)	(4.99)	(3.29)	(4.33)
Total distributions	(.17)	(.25) G	(5.09)	(3.55)	(4.43)
Net asset value, end of period	$ 32.52	$ 25.40	$ 18.33	$ 35.98	$ 34.59
Total Return A, B	28.75%	39.96%	(39.51)%	15.49%	12.59%
Ratios to Average Net Assets D, F
Expenses before reductions	.76%	.78%	.78%	.76%	.78%
Expenses net of fee waivers, if any	.76%	.78%	.78%	.76%	.78%
Expenses net of all reductions	.75%	.78%	.77%	.75%	.76%
Net investment income (loss)	.30%	.44%	.45%	.49%	.48%
Supplemental Data
Net assets, end of period (000 omitted)	$ 749,636	$ 688,509	$ 573,499	$ 1,138,873	$ 1,091,396
Portfolio turnover rate E	25%	57%	145%	113%	149%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.25 per share is comprised of distributions from net investment income of $.130 and distributions from net realized gain of $.115 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 25.10	$ 18.12	$ 35.63	$ 34.25	$ 34.67
Income from Investment Operations
Net investment income (loss) C	.04	.06	.08	.12	.11
Net realized and unrealized gain (loss)	7.12	7.13	(12.53)	4.73	3.87
Total from investment operations	7.16	7.19	(12.45)	4.85	3.98
Distributions from net investment income	(.04)	(.10)	(.07)	(.18)	(.07)
Distributions from net realized gain	(.09)	(.12)	(4.99)	(3.29)	(4.33)
Total distributions	(.13)	(.21) G	(5.06)	(3.47)	(4.40)
Net asset value, end of period	$ 32.13	$ 25.10	$ 18.12	$ 35.63	$ 34.25
Total Return A, B	28.57%	39.75%	(39.61)%	15.34%	12.40%
Ratios to Average Net Assets D, F
Expenses before reductions	.91%	.93%	.93%	.91%	.93%
Expenses net of fee waivers, if any	.91%	.93%	.93%	.91%	.93%
Expenses net of all reductions	.90%	.93%	.92%	.90%	.91%
Net investment income (loss)	.15%	.29%	.30%	.34%	.33%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,507,254	$ 4,840,547	$ 3,721,868	$ 5,939,927	$ 4,701,583
Portfolio turnover rate E	25%	57%	145%	113%	149%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.21 per share is comprised of distributions from net investment income of $.099 and distributions from net realized gain of $.115 per share.

Financial Highlights - Investor Class

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 25.47	$ 18.38	$ 36.07	$ 34.69	$ 35.08
Income from Investment Operations
Net investment income (loss) C	.09	.10	.12	.17	.15
Net realized and unrealized gain (loss)	7.22	7.24	(12.71)	4.78	3.93
Total from investment operations	7.31	7.34	(12.59)	4.95	4.08
Distributions from net investment income	(.09)	(.13)	(.11)	(.28)	(.14)
Distributions from net realized gain	(.09)	(.12)	(4.99)	(3.29)	(4.33)
Total distributions	(.18)	(.25) G	(5.10)	(3.57)	(4.47)
Net asset value, end of period	$ 32.60	$ 25.47	$ 18.38	$ 36.07	$ 34.69
Total Return A, B	28.76%	39.98%	(39.50)%	15.46%	12.59%
Ratios to Average Net Assets D, F
Expenses before reductions	.75%	.78%	.77%	.78%	.80%
Expenses net of fee waivers, if any	.74%	.78%	.77%	.78%	.80%
Expenses net of all reductions	.74%	.78%	.76%	.77%	.78%
Net investment income (loss)	.32%	.44%	.46%	.47%	.45%
Supplemental Data
Net assets, end of period (000 omitted)	$ 355,842	$ 233,498	$ 163,319	$ 255,371	$ 163,646
Portfolio turnover rate E	25%	57%	145%	113%	149%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.25 per share is comprised of distributions from net investment income of $.133 and distributions from net realized gain of $.115 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2010

1. Organization.

VIP Mid Cap Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of December 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, partnerships, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 2,456,875,705
Gross unrealized depreciation	(254,610,612)
Net unrealized appreciation (depreciation)	$ 2,202,265,093
Tax Cost	$ 6,162,353,596

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (915,744,188)
Net unrealized appreciation (depreciation)	$ 2,202,252,569

The tax character of distributions paid was as follows:

	December 31, 2010	December 31, 2009
Ordinary Income	$ 36,615,990	$ 60,888,582

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,667,678,845 and $2,702,336,293, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 695,325
Service Class 2	12,370,338
$ 13,065,663

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .01% of average net assets for typesetting,

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

printing and mailing of shareholder reports, except proxy statements. FIIOC has agreed to voluntarily waive this fee until December 31, 2010. (See Note 9: Expense Reductions.) For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 883,512
Service Class	522,393
Service Class 2	3,697,807
Investor Class	439,727
$ 5,543,439

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $10,804 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 10,125,895.46%		$ 2,450

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $27,025 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $6,806,060. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $79,280 from securities loaned to FCM.

9. Expense Reductions.

FMR or its affiliates agreed to waive certain fees during the period as noted in the table below.

Initial Class	$ 84,902
Service Class	50,396
Service Class 2	358,634
Investor Class	19,885
$ 513,817

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions - continued

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $162,799 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $62.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2010	2009
From net investment income
Initial Class	$ 4,493,911	$ 6,271,357
Service Class	1,775,850	3,549,990
Service Class 2	5,957,281	19,070,763
Investor Class	942,667	1,202,722
Total	$ 13,169,709	$ 30,094,832
From net realized gain
Initial Class	$ 3,766,612	$ 4,689,594
Service Class	2,270,560	3,100,928
Service Class 2	16,498,263	21,961,005
Investor Class	910,846	1,042,223
Total	$ 23,446,281	$ 30,793,750

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2010	2009	2010	2009
Initial Class
Shares sold	6,744,710	7,166,529	$ 192,398,751	$ 150,443,006
Reinvestment of distributions	271,401	445,311	8,260,523	10,960,951
Shares redeemed	(6,311,889)	(10,268,520)	(176,817,594)	(204,652,246)
Net increase (decrease)	704,222	(2,656,680)	$ 23,841,680	$ (43,248,289)
Service Class
Shares sold	2,199,123	2,548,266	$ 63,020,500	$ 54,796,072
Reinvestment of distributions	136,816	272,572	4,046,410	6,650,918
Shares redeemed	(6,385,739)	(7,004,112)	(176,865,437)	(145,437,438)
Net increase (decrease)	(4,049,800)	(4,183,274)	$ (109,798,527)	$ (83,990,448)
Service Class 2
Shares sold	22,168,814	25,216,518	$ 625,591,582	$ 526,868,634
Reinvestment of distributions	789,024	1,704,510	22,455,544	41,031,768
Shares redeemed	(44,352,123)	(39,489,165)	(1,193,744,942)	(801,330,482)
Net increase (decrease)	(21,394,285)	(12,568,137)	$ (545,697,816)	$ (233,430,080)
Investor Class
Shares sold	2,390,287	1,418,834	$ 70,748,930	$ 31,541,539
Reinvestment of distributions	61,106	91,446	1,853,513	2,244,945
Shares redeemed	(702,570)	(1,228,223)	(19,263,834)	(25,339,436)
Net increase (decrease)	1,748,823	282,057	$ 53,338,609	$ 8,447,048

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, one unaffiliated shareholder was the owner of record of 16% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and the Shareholders of VIP Mid Cap Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Mid Cap Portfolio (a fund of Variable Insurance Products Fund III) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Mid Cap Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 10, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 408 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Ronald P. O'Hanley is President, Asset Management and Corporate Services, for Fidelity Investments and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Name, Age; Principal Occupation
John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Initial Class, Service Class, Service Class 2 and Investor Class designate 8% and 100% of each, of the dividends distributed in February and December 2010 respectively, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Mid Cap Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP Mid Cap Portfolio

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Initial Class of the fund was in the first quartile for all the periods shown. The Board also noted that the investment performance of Initial Class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Mid Cap Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Initial Class, Investor Class, and Service Class ranked below its competitive median for 2009 and the total expenses of Service Class 2 ranked equal to its competitive median for 2009.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

VIPMID-ANN-0211
1.735273.111

Fidelity® Variable Insurance Products:
Value Strategies Portfolio

Annual Report

December 31, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

The general research services agreement with Fidelity Research & Analysis Company has been terminated and is no longer in effect for the fund.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2010	Past 1 year	Past 5 years	Life of fund A
VIP Value Strategies Portfolio - Initial Class	26.63%	3.69%	6.54%
VIP Value Strategies Portfolio - Service Class	26.45%	3.58%	6.43%
VIP Value Strategies Portfolio - Service Class 2	26.34%	3.42%	6.35%
VIP Value Strategies Portfolio - Investor Class B	26.51%	3.58%	6.47%

A From February 20, 2002.

B The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. Had Investor Class's transfer agent fee been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Value Strategies Portfolio - Initial Class on February 20, 2002, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: While market improvements around the world hit a speed bump in the first half of the 12-month period ending December 31, 2010, world economies re-accelerated in August, supported by a broadening recovery and low inflation in the U.S. Domestic stock markets recorded solid gains for the year, lifted by a strong second-half rally fueled by economic optimism, encouraging earnings reports and a wave of corporate mergers. The large-cap S&P 500® Index rose 15.06%, the blue-chip-laden Dow Jones Industrial AverageSM added 14.06% and the technology-heavy Nasdaq Composite® Index climbed 18.02%. Meanwhile, international stocks, as represented by the MSCI® ACWI® (All Country World Index) ex USA Index, gained 11.29%, boosted in part by a depreciating U.S. dollar. In the fixed-income arena, U.S. taxable investment-grade bonds generated positive results during 2010, as the Barclays Capital® U.S. Aggregate Bond Index gained 6.54%. With ultra-low interest rates bolstering nearly all fixed-income securities for most of the year, sectors in the index with higher yields and more credit risk generally fared best, while most high-quality bonds generated more-moderate returns. Meanwhile, high-yield bonds, as represented by The BofA Merrill LynchSM US High Yield Constrained Index, returned 15.07%, a result of improved economic data and strengthening investor demand. Overseas, foreign bond markets showed mixed results, with a sizable disparity between the 3.97% return of the Citigroup® Non-U.S. Group of 7 Index-which measures the performance of sovereign debt of the major global economies outside the U.S. - and the 12.04% advance of the JPMorgan Emerging Markets Bond Index Global (EMBI Global), which benefited from the rising overall credit quality of emerging-markets debt issuers.

Comments from Thomas Soviero, who became Portfolio Manager of VIP Value Strategies Portfolio on May 1, 2010: For the year, the fund's share classes outperformed the Russell Midcap® Value Index, which returned 24.75%. (For specific portfolio results, please refer to the performance section of this report.) Strong stock selection in the information technology, materials and industrials sectors helped the fund outperform the index. Individual contributors included chemical companies LyondellBasell and Solutia, truck-parts supplier Commercial Vehicle Group, software and services company Rackspace Hosting, technology component manufacturer and distributor Bell Microproducts, and not owning aerospace/defense products/services provider and lagging index component L-3 Communications Holdings. Conversely, the fund lost ground due to unfavorable positioning in energy and a weak showing in health care. Detractors included homebuilder PulteGroup, independent oil and natural gas producer Southwestern Energy, natural gas producer Petrohawk Energy and California-based banking giant Wells Fargo. Some of the stocks I've mentioned were out-of-index positions and/or were sold by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 to December 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period* July 1, 2010 to December 31, 2010
Initial Class	.70%
Actual		$ 1,000.00	$ 1,291.40	$ 4.04
HypotheticalA		$ 1,000.00	$ 1,021.68	$ 3.57
Service Class	.79%
Actual		$ 1,000.00	$ 1,289.60	$ 4.56
HypotheticalA		$ 1,000.00	$ 1,021.22	$ 4.02
Service Class 2.94%
Actual		$ 1,000.00	$ 1,288.20	$ 5.42
HypotheticalA		$ 1,000.00	$ 1,020.47	$ 4.79
Investor Class	.78%
Actual		$ 1,000.00	$ 1,290.30	$ 4.50
HypotheticalA		$ 1,000.00	$ 1,021.27	$ 3.97

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Cott Corp.	2.7	0.0
GameStop Corp. Class A	2.1	0.0
AFLAC, Inc.	2.1	0.5
LyondellBasell Industries NV Class A	2.0	0.4
U.S. Bancorp, Delaware	1.8	1.7
AES Corp.	1.7	1.5
PPG Industries, Inc.	1.6	0.0
Innophos Holdings, Inc.	1.5	0.8
American Electric Power Co., Inc.	1.3	0.5
NII Holdings, Inc.	1.2	0.3
	18.0
Top Five Market Sectors as of December 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	17.1	17.3
Consumer Discretionary	15.4	15.6
Industrials	13.7	16.0
Materials	11.6	8.2
Information Technology	10.4	10.7
Asset Allocation (% of fund's net assets)
As of December 31, 2010*		As of June 30, 2010**
	Stocks 97.9%		Stocks 95.6%
	Short-Term Investments and Net Other Assets 2.1%		Short-Term Investments and Net Other Assets 4.4%
* Foreign investments	15.7%	** Foreign investments	10.4%

Annual Report

Investments December 31, 2010

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value
CONSUMER DISCRETIONARY - 15.1%
Auto Components - 1.1%
Autoliv, Inc.	16,800	$ 1,326,192
Delphi Corp. Class B (a)(f)	70	1,323,000
TRW Automotive Holdings Corp. (a)	22,400	1,180,480
		3,829,672
Automobiles - 1.1%
Bayerische Motoren Werke AG (BMW)	11,151	877,388
General Motors Co.	21,700	799,862
Harley-Davidson, Inc.	42,416	1,470,563
Volkswagen AG	5,534	783,550
		3,931,363
Diversified Consumer Services - 0.4%
Service Corp. International	178,000	1,468,500
Hotels, Restaurants & Leisure - 2.7%
Ameristar Casinos, Inc.	61,000	953,430
Brinker International, Inc.	53,747	1,122,237
Cedar Fair LP (depository unit)	68,080	1,032,093
O'Charleys, Inc. (a)	122,645	883,044
Starwood Hotels & Resorts Worldwide, Inc.	27,613	1,678,318
WMS Industries, Inc. (a)	45,600	2,062,944
Wyndham Worldwide Corp.	58,233	1,744,661
		9,476,727
Household Durables - 2.7%
KB Home	73,806	995,643
Lennar Corp. Class A	65,214	1,222,763
PulteGroup, Inc. (a)	325,290	2,446,181
Stanley Black & Decker, Inc.	48,680	3,255,232
Techtronic Industries Co. Ltd.	1,208,000	1,575,956
		9,495,775
Media - 1.5%
Cablevision Systems Corp. - NY Group Class A	52,765	1,785,568
Omnicom Group, Inc.	35,888	1,643,670
United Business Media Ltd.	59,100	636,214
Valassis Communications, Inc. (a)	34,811	1,126,136
		5,191,588
Specialty Retail - 4.9%
Advance Auto Parts, Inc.	50,680	3,352,482
Asbury Automotive Group, Inc. (a)	147,859	2,732,434
Carphone Warehouse Group PLC (a)	160,562	990,104
Casual Male Retail Group, Inc. (a)	127,192	602,890
GameStop Corp. Class A (a)	317,338	7,260,693
Jos. A. Bank Clothiers, Inc. (a)	26,913	1,085,132
Sonic Automotive, Inc. Class A (sub. vtg.)	84,034	1,112,610
		17,136,345

	Shares	Value
Textiles, Apparel & Luxury Goods - 0.7%
Hanesbrands, Inc. (a)	48,500	$ 1,231,900
Iconix Brand Group, Inc. (a)	68,561	1,323,913
		2,555,813
TOTAL CONSUMER DISCRETIONARY		53,085,783
CONSUMER STAPLES - 6.2%
Beverages - 2.9%
Cott Corp. (a)	1,044,900	9,377,166
Molson Coors Brewing Co. Class B	16,267	816,441
		10,193,607
Food & Staples Retailing - 0.3%
Whole Foods Market, Inc.	23,200	1,173,688
Food Products - 2.5%
Bunge Ltd.	29,300	1,919,736
Calavo Growers, Inc.	67,972	1,566,755
Ralcorp Holdings, Inc. (a)	26,600	1,729,266
SunOpta, Inc. (a)	454,815	3,556,655
		8,772,412
Personal Products - 0.5%
Avon Products, Inc.	54,404	1,580,980
TOTAL CONSUMER STAPLES		21,720,687
ENERGY - 7.5%
Energy Equipment & Services - 1.0%
C&J Energy Services, Inc. (a)(e)	158,500	1,585,000
Weatherford International Ltd. (a)	90,700	2,067,960
		3,652,960
Oil, Gas & Consumable Fuels - 6.5%
Arch Coal, Inc.	66,000	2,313,960
Cabot Oil & Gas Corp.	44,000	1,665,400
Concho Resources, Inc. (a)	21,528	1,887,360
ConocoPhillips	58,800	4,004,280
Denbury Resources, Inc. (a)	168,742	3,221,285
Petrohawk Energy Corp. (a)	83,441	1,522,798
Pioneer Natural Resources Co.	16,000	1,389,120
Southwestern Energy Co. (a)	61,613	2,306,175
Suncor Energy, Inc.	22,300	855,955
Ultra Petroleum Corp. (a)	33,700	1,609,849
Whiting Petroleum Corp. (a)	7,700	902,363
Williams Companies, Inc.	45,500	1,124,760
		22,803,305
TOTAL ENERGY		26,456,265
FINANCIALS - 17.1%
Commercial Banks - 5.5%
BB&T Corp.	132,669	3,487,868
CapitalSource, Inc.	302,472	2,147,551
China Construction Bank Corp. (H Shares)	1,877,850	1,683,965
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
Regions Financial Corp.	232,237	$ 1,625,659
SVB Financial Group (a)	21,785	1,155,694
U.S. Bancorp, Delaware	230,316	6,211,623
Wells Fargo & Co.	100,768	3,122,800
		19,435,160
Diversified Financial Services - 0.5%
Bank of America Corp.	121,394	1,619,396
Insurance - 7.7%
AEGON NV (a)	204,300	1,251,314
AFLAC, Inc.	128,145	7,231,222
Assurant, Inc.	25,800	993,816
Delphi Financial Group, Inc. Class A	88,789	2,560,675
Everest Re Group Ltd.	17,575	1,490,712
Genworth Financial, Inc. Class A (a)	133,800	1,758,132
Lincoln National Corp.	150,100	4,174,281
Old Republic International Corp.	80,600	1,098,578
Platinum Underwriters Holdings Ltd.	45,700	2,055,129
Reinsurance Group of America, Inc.	24,300	1,305,153
Unum Group	72,440	1,754,497
XL Capital Ltd. Class A	61,388	1,339,486
		27,012,995
Real Estate Investment Trusts - 1.8%
CBL & Associates Properties, Inc.	63,219	1,106,333
Host Hotels & Resorts, Inc.	110,800	1,979,996
SL Green Realty Corp.	31,900	2,153,569
Weyerhaeuser Co.	50,089	948,185
		6,188,083
Real Estate Management & Development - 1.6%
CB Richard Ellis Group, Inc. Class A (a)	156,796	3,211,182
Forest City Enterprises, Inc. Class A (a)	63,000	1,051,470
Jones Lang LaSalle, Inc.	15,981	1,341,126
		5,603,778
TOTAL FINANCIALS		59,859,412
HEALTH CARE - 7.4%
Biotechnology - 0.8%
PDL BioPharma, Inc.	109,700	683,431
Zogenix, Inc. (d)	358,159	2,030,762
		2,714,193
Health Care Equipment & Supplies - 1.6%
C. R. Bard, Inc.	21,900	2,009,763
Covidien PLC	32,750	1,495,365
Hill-Rom Holdings, Inc.	17,100	673,227
Orthofix International NV (a)	28,700	832,300
St. Jude Medical, Inc. (a)	3,303	141,203
Symmetry Medical, Inc. (a)	71,488	661,264
		5,813,122

	Shares	Value
Health Care Providers & Services - 2.9%
DaVita, Inc. (a)	23,102	$ 1,605,358
Emeritus Corp. (a)(d)	108,241	2,133,430
Quest Diagnostics, Inc.	49,718	2,683,280
Universal Health Services, Inc. Class B	83,186	3,611,936
		10,034,004
Life Sciences Tools & Services - 1.6%
Agilent Technologies, Inc. (a)	52,700	2,183,361
Life Technologies Corp. (a)	21,200	1,176,600
Lonza Group AG	10,325	828,277
PerkinElmer, Inc.	62,800	1,621,496
		5,809,734
Pharmaceuticals - 0.5%
Ardea Biosciences, Inc. (a)	27,100	704,600
Teva Pharmaceutical Industries Ltd. sponsored ADR	18,300	953,979
		1,658,579
TOTAL HEALTH CARE		26,029,632
INDUSTRIALS - 13.7%
Aerospace & Defense - 3.2%
Alliant Techsystems, Inc.	31,300	2,329,659
DigitalGlobe, Inc. (a)	96,500	3,060,015
Esterline Technologies Corp. (a)	29,078	1,994,460
Precision Castparts Corp.	5,890	819,947
TransDigm Group, Inc. (a)	43,000	3,096,430
		11,300,511
Airlines - 0.2%
US Airways Group, Inc. (a)	68,250	683,183
Building Products - 1.5%
Armstrong World Industries, Inc.	22,978	988,054
Masco Corp.	122,491	1,550,736
Owens Corning (a)	91,189	2,840,537
		5,379,327
Commercial Services & Supplies - 0.4%
Interface, Inc. Class A	29,313	458,748
The Geo Group, Inc. (a)	30,700	757,062
		1,215,810
Construction & Engineering - 0.4%
MYR Group, Inc. (a)	60,100	1,262,100
Electrical Equipment - 0.6%
Acuity Brands, Inc.	16,041	925,084
Regal-Beloit Corp.	18,700	1,248,412
		2,173,496
Industrial Conglomerates - 1.2%
Carlisle Companies, Inc.	51,371	2,041,484
Rheinmetall AG	9,400	756,205
Textron, Inc.	63,933	1,511,376
		4,309,065
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - 4.6%
Accuride Corp. (a)	43,330	$ 688,080
AGCO Corp. (a)	33,900	1,717,374
ArvinMeritor, Inc. (a)	93,581	1,920,282
Blount International, Inc. (a)	88,696	1,397,849
Commercial Vehicle Group, Inc. (a)	97,180	1,579,175
Cummins, Inc.	22,700	2,497,227
Ingersoll-Rand Co. Ltd.	68,900	3,244,501
Navistar International Corp. (a)	17,108	990,724
Timken Co.	42,896	2,047,426
		16,082,638
Marine - 0.3%
Ultrapetrol (Bahamas) Ltd. (a)	148,247	953,228
Road & Rail - 1.1%
Union Pacific Corp.	42,700	3,956,582
Trading Companies & Distributors - 0.2%
Houston Wire & Cable Co.	57,689	775,340
TOTAL INDUSTRIALS		48,091,280
INFORMATION TECHNOLOGY - 10.4%
Communications Equipment - 0.8%
Comverse Technology, Inc. (a)	175,234	1,272,199
Juniper Networks, Inc. (a)	39,200	1,447,264
		2,719,463
Computers & Peripherals - 0.9%
SanDisk Corp. (a)	22,407	1,117,213
Western Digital Corp. (a)	58,900	1,996,710
		3,113,923
Electronic Equipment & Components - 1.4%
Anixter International, Inc.	32,120	1,918,528
Avnet, Inc. (a)	54,539	1,801,423
Cognex Corp.	22,659	666,628
Vishay Intertechnology, Inc. (a)	45,400	666,472
		5,053,051
Internet Software & Services - 0.9%
NetEase.com, Inc. sponsored ADR (a)	32,600	1,178,490
Rackspace Hosting, Inc. (a)(d)	56,682	1,780,382
		2,958,872
IT Services - 1.2%
Acxiom Corp. (a)	65,618	1,125,349
CoreLogic, Inc. (a)	56,000	1,037,120
Fidelity National Information Services, Inc.	76,740	2,101,909
		4,264,378
Office Electronics - 0.5%
Xerox Corp.	163,569	1,884,315

	Shares	Value
Semiconductors & Semiconductor Equipment - 4.1%
KLA-Tencor Corp.	51,420	$ 1,986,869
Lam Research Corp. (a)	64,400	3,334,632
MEMC Electronic Materials, Inc. (a)	86,716	976,422
Micron Technology, Inc. (a)	133,642	1,071,809
ON Semiconductor Corp. (a)	322,391	3,185,223
Spansion, Inc. Class A (a)	189,057	3,913,480
		14,468,435
Software - 0.6%
Epicor Software Corp. (a)	200,127	2,021,283
TOTAL INFORMATION TECHNOLOGY		36,483,720
MATERIALS - 11.6%
Chemicals - 8.7%
Air Products & Chemicals, Inc.	18,530	1,685,304
Albemarle Corp.	37,502	2,091,862
Ferro Corp. (a)	146,900	2,150,616
Innophos Holdings, Inc.	147,490	5,321,439
LyondellBasell Industries NV Class A (a)	205,300	7,062,320
PPG Industries, Inc.	69,300	5,826,051
Solutia, Inc. (a)	130,764	3,018,033
W.R. Grace & Co. (a)	66,272	2,328,135
Wacker Chemie AG	6,529	1,140,043
		30,623,803
Containers & Packaging - 0.5%
Owens-Illinois, Inc. (a)	48,761	1,496,963
Metals & Mining - 2.4%
Carpenter Technology Corp.	24,804	998,113
Compass Minerals International, Inc.	19,065	1,701,933
Globe Specialty Metals, Inc. (a)	109,855	1,877,422
Gulf Resources, Inc. (a)(g)	54,910	586,988
Haynes International, Inc.	5,500	230,065
Horsehead Holding Corp. (a)	23,200	302,528
Newcrest Mining Ltd.	65,717	2,715,265
		8,412,314
TOTAL MATERIALS		40,533,080
TELECOMMUNICATION SERVICES - 2.9%
Diversified Telecommunication Services - 1.7%
Cogent Communications Group, Inc. (a)	99,542	1,407,524
Global Crossing Ltd. (a)	162,018	2,093,273
Qwest Communications International, Inc.	342,200	2,604,142
		6,104,939
Wireless Telecommunication Services - 1.2%
NII Holdings, Inc. (a)	94,470	4,219,030
TOTAL TELECOMMUNICATION SERVICES		10,323,969
Common Stocks - continued
	Shares	Value
UTILITIES - 5.7%
Electric Utilities - 1.7%
American Electric Power Co., Inc.	131,100	$ 4,716,978
FirstEnergy Corp.	37,231	1,378,292
		6,095,270
Independent Power Producers & Energy Traders - 2.7%
AES Corp. (a)	494,392	6,021,695
Calpine Corp. (a)	246,537	3,288,804
		9,310,499
Multi-Utilities - 1.3%
Alliant Energy Corp.	54,600	2,007,642
CMS Energy Corp.	45,400	844,440
Sempra Energy	31,761	1,666,817
		4,518,899
TOTAL UTILITIES		19,924,668
TOTAL COMMON STOCKS (Cost $280,956,475)		342,508,496
Convertible Preferred Stocks - 0.3%

CONSUMER DISCRETIONARY - 0.3%
Media - 0.3%
LodgeNet Entertainment Corp. 10.00% (e) (Cost $679,000)	700	983,544
Money Market Funds - 2.8%

Fidelity Cash Central Fund, 0.19% (b)	8,059,612	8,059,612
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	1,991,250	1,991,250
TOTAL MONEY MARKET FUNDS (Cost $10,050,862)		10,050,862
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $291,686,337)	353,542,902
NET OTHER ASSETS (LIABILITIES) - (0.7)%	(2,497,236)
NET ASSETS - 100%	$ 351,045,666
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,568,544 or 0.7% of net assets.

(f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $586,988 or 0.2% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Gulf Resources, Inc.	12/11/09	$ 466,735
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 13,401
Fidelity Securities Lending Cash Central Fund	28,971
Total	$ 42,372
Other Information

The following is a summary of the inputs used, as of December 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 54,069,327	$ 51,762,783	$ 2,306,544	$ -
Consumer Staples	21,720,687	21,720,687	-	-
Energy	26,456,265	24,871,265	1,585,000	-
Financials	59,859,412	58,608,098	1,251,314	-
Health Care	26,029,632	26,029,632	-	-
Industrials	48,091,280	48,091,280	-	-
Information Technology	36,483,720	36,483,720	-	-
Materials	40,533,080	40,533,080	-	-
Telecommunication Services	10,323,969	10,323,969	-	-
Utilities	19,924,668	19,924,668	-	-
Money Market Funds	10,050,862	10,050,862	-	-
Total Investments in Securities:	$ 353,542,902	$ 348,400,044	$ 5,142,858	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	84.3%
Canada	4.4%
Netherlands	2.3%
Bermuda	2.2%
Ireland	1.7%
Germany	1.0%
Others (Individually Less Than 1%)	4.1%
100.0%
Income Tax Information

At December 31, 2010, the Fund had a capital loss carryforward of approximately $117,851,809 of which $67,408,035 and $50,443,774 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2010
Assets
Investment in securities, at value (including securities loaned of $1,928,430) - See accompanying schedule: Unaffiliated issuers (cost $281,635,475)	$ 343,492,040
Fidelity Central Funds (cost $10,050,862)	10,050,862
Total Investments (cost $291,686,337)		$ 353,542,902
Cash		1,000,744
Receivable for fund shares sold		233,418
Dividends receivable		126,911
Distributions receivable from Fidelity Central Funds		2,163
Prepaid expenses		961
Other receivables		5,379
Total assets		354,912,478

Liabilities
Payable for investments purchased on a delayed delivery basis	$ 1,178,350
Payable for fund shares redeemed	426,264
Accrued management fee	160,053
Distribution and service plan fees payable	36,139
Other affiliated payables	34,351
Other payables and accrued expenses	40,405
Collateral on securities loaned, at value	1,991,250
Total liabilities		3,866,812

Net Assets		$ 351,045,666
Net Assets consist of:
Paid in capital		$ 409,208,451
Distributions in excess of net investment income		(227,717)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(119,790,932)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		61,855,864
Net Assets		$ 351,045,666

Statement of Assets and Liabilities - continued

December 31, 2010
Initial Class: Net Asset Value, offering price and redemption price per share ($90,458,660 ÷ 9,291,458 shares)	$ 9.74

Service Class: Net Asset Value, offering price and redemption price per share ($35,780,025 ÷ 3,684,583 shares)	$ 9.71

Service Class 2: Net Asset Value, offering price and redemption price per share ($162,390,519 ÷ 16,584,550 shares)	$ 9.79

Investor Class: Net Asset Value, offering price and redemption price per share ($62,416,462 ÷ 6,437,749 shares)	$ 9.70

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2010
Investment Income
Dividends		$ 3,140,047
Special dividends		523,315
Interest		1,111
Income from Fidelity Central Funds		42,372
Total income		3,706,845

Expenses
Management fee	$ 1,819,953
Transfer agent fees	304,778
Distribution and service plan fees	410,544
Accounting and security lending fees	127,966
Custodian fees and expenses	42,435
Independent trustees' compensation	1,819
Registration fees	8
Audit	70,299
Legal	1,429
Miscellaneous	3,710
Total expenses before reductions	2,782,941
Expense reductions	(65,088)	2,717,853
Net investment income (loss)		988,992
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	17,184,815
Foreign currency transactions	(15,686)
Total net realized gain (loss)		17,169,129
Change in net unrealized appreciation (depreciation) on: Investment securities	53,909,187
Assets and liabilities in foreign currencies	(705)
Total change in net unrealized appreciation (depreciation)		53,908,482
Net gain (loss)		71,077,611
Net increase (decrease) in net assets resulting from operations		$ 72,066,603

Statement of Changes in Net Assets

	Year ended December 31, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 988,992	$ 1,016,138
Net realized gain (loss)	17,169,129	(34,190,792)
Change in net unrealized appreciation (depreciation)	53,908,482	139,066,086
Net increase (decrease) in net assets resulting from operations	72,066,603	105,891,432
Distributions to shareholders from net investment income	(1,278,453)	(793,911)
Distributions to shareholders from tax return of capital	-	(326,764)
Total distributions	(1,278,453)	(1,120,675)
Share transactions - net increase (decrease)	(18,798,502)	5,482,449
Total increase (decrease) in net assets	51,989,648	110,253,206

Net Assets
Beginning of period	299,056,018	188,802,812
End of period (including distributions in excess of net investment income of $227,717 and undistributed net investment income of $417, respectively)	$ 351,045,666	$ 299,056,018

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 7.73	$ 4.93	$ 12.57	$ 13.47	$ 14.01
Income from Investment Operations
Net investment income (loss) C	.04 F	.03	.07	.06	.09
Net realized and unrealized gain (loss)	2.02	2.81	(5.52)	.71	1.89
Total from investment operations	2.06	2.84	(5.45)	.77	1.98
Distributions from net investment income	(.05)	(.03)	(.07)	(.15)	(.08)
Distributions from net realized gain	-	-	(2.13)	(1.52)	(2.44)
Tax return of capital	-	(.01)	-	-	-
Total distributions	(.05)	(.04)	(2.19) H	(1.67)	(2.52)
Net asset value, end of period	$ 9.74	$ 7.73	$ 4.93	$ 12.57	$ 13.47
Total Return A, B	26.63%	57.59%	(51.12)%	5.64%	16.33%
Ratios to Average Net Assets D, G
Expenses before reductions	.72%	.75%	.74%	.70%	.73%
Expenses net of fee waivers, if any	.71%	.75%	.74%	.70%	.73%
Expenses net of all reductions	.70%	.74%	.74%	.70%	.72%
Net investment income (loss)	.44% F	.57%	.90%	.46%	.69%
Supplemental Data
Net assets, end of period (000 omitted)	$ 90,459	$ 76,479	$ 52,414	$ 131,665	$ 130,035
Portfolio turnover rate E	89%	172%	138%	197%	183%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .28%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $2.19 per share is comprised of distributions from net investment income of $.067 and distributions from net realized gain of $2.125 per share.

Financial Highlights - Service Class

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 7.71	$ 4.92	$ 12.54	$ 13.42	$ 13.97
Income from Investment Operations
Net investment income (loss) C	.03 F	.03	.07	.05	.07
Net realized and unrealized gain (loss)	2.01	2.79	(5.51)	.71	1.89
Total from investment operations	2.04	2.82	(5.44)	.76	1.96
Distributions from net investment income	(.04)	(.02)	(.06)	(.12)	(.07)
Distributions from net realized gain	-	-	(2.13)	(1.52)	(2.44)
Tax return of capital	-	(.01)	-	-	-
Total distributions	(.04)	(.03)	(2.18) H	(1.64)	(2.51)
Net asset value, end of period	$ 9.71	$ 7.71	$ 4.92	$ 12.54	$ 13.42
Total Return A, B	26.45%	57.40%	(51.17)%	5.60%	16.20%
Ratios to Average Net Assets D, G
Expenses before reductions	.81%	.84%	.83%	.80%	.83%
Expenses net of fee waivers, if any	.80%	.84%	.83%	.80%	.83%
Expenses net of all reductions	.79%	.83%	.83%	.79%	.82%
Net investment income (loss)	.35% F	.48%	.80%	.36%	.59%
Supplemental Data
Net assets, end of period (000 omitted)	$ 35,780	$ 33,533	$ 21,294	$ 63,242	$ 66,109
Portfolio turnover rate E	89%	172%	138%	197%	183%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .19%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $2.18 per share is comprised of distributions from net investment income of $.057 and distributions from net realized gain of $2.125 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 7.77	$ 4.96	$ 12.62	$ 13.49	$ 14.02
Income from Investment Operations
Net investment income (loss) C	.02 F	.02	.05	.03	.05
Net realized and unrealized gain (loss)	2.03	2.81	(5.54)	.70	1.91
Total from investment operations	2.05	2.83	(5.49)	.73	1.96
Distributions from net investment income	(.03)	(.01)	(.05)	(.08)	(.05)
Distributions from net realized gain	-	-	(2.13)	(1.52)	(2.44)
Tax return of capital	-	(.01)	-	-	-
Total distributions	(.03)	(.02)	(2.17) H	(1.60)	(2.49)
Net asset value, end of period	$ 9.79	$ 7.77	$ 4.96	$ 12.62	$ 13.49
Total Return A, B	26.34%	57.15%	(51.28)%	5.36%	16.09%
Ratios to Average Net Assets D, G
Expenses before reductions	.96%	.99%	.99%	.95%	.98%
Expenses net of fee waivers, if any	.95%	.99%	.99%	.95%	.98%
Expenses net of all reductions	.94%	.98%	.98%	.95%	.97%
Net investment income (loss)	.20% F	.33%	.65%	.21%	.43%
Supplemental Data
Net assets, end of period (000 omitted)	$ 162,391	$ 139,458	$ 85,974	$ 216,166	$ 215,401
Portfolio turnover rate E	89%	172%	138%	197%	183%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .04%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $2.17 per share is comprised of distributions from net investment income of $.045 and distributions from net realized gain of $2.125 per share.

Financial Highlights - Investor Class

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 7.70	$ 4.91	$ 12.53	$ 13.43	$ 14.00
Income from Investment Operations
Net investment income (loss) C	.03 F	.03	.07	.05	.07
Net realized and unrealized gain (loss)	2.01	2.79	(5.51)	.70	1.89
Total from investment operations	2.04	2.82	(5.44)	.75	1.96
Distributions from net investment income	(.04)	(.02)	(.06)	(.13)	(.09)
Distributions from net realized gain	-	-	(2.13)	(1.52)	(2.44)
Tax return of capital	-	(.01)	-	-	-
Total distributions	(.04)	(.03)	(2.18) H	(1.65)	(2.53)
Net asset value, end of period	$ 9.70	$ 7.70	$ 4.91	$ 12.53	$ 13.43
Total Return A, B	26.51%	57.51%	(51.20)%	5.53%	16.18%
Ratios to Average Net Assets D, G
Expenses before reductions	.80%	.84%	.83%	.82%	.86%
Expenses net of fee waivers, if any	.79%	.84%	.83%	.82%	.86%
Expenses net of all reductions	.78%	.83%	.83%	.81%	.85%
Net investment income (loss)	.36% F	.48%	.81%	.35%	.55%
Supplemental Data
Net assets, end of period (000 omitted)	$ 62,416	$ 49,586	$ 29,121	$ 70,472	$ 38,485
Portfolio turnover rate E	89%	172%	138%	197%	183%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .20%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $2.18 per share is comprised of distributions from net investment income of $.059 and distributions from net realized gain of $2.125 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2010

1. Organization.

VIP Value Strategies Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2010 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of December 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 76,043,462
Gross unrealized depreciation	(16,126,021)
Net unrealized appreciation (depreciation)	$ 59,917,441
Tax Cost	$ 293,625,461

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (117,851,809)
Net unrealized appreciation (depreciation)	$ 59,916,740

The tax character of distributions paid was as follows:

December 31, 2010
Ordinary Income	$ 1,278,453
Tax Return of Capital	-
Total	$ 1,278,453

For the period ended December 31, 2009, the tax character of distributions paid as ordinary income and tax return of capital was originally estimated to be $793,911 and $326,764, respectively. Upon finalization of the Fund's tax return in the current period, the estimated tax return of capital was determined to be ordinary income for tax purposes.

4. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $279,685,509 and $305,311,956, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 35,299
Service Class 2	375,245
$ 410,544

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .01% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC has agreed to voluntarily waive this fee until December 31, 2010. (See Note 9: Expense Reductions.) For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 68,248
Service Class	26,613
Service Class 2	115,607
Investor Class	94,310
$ 304,778

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $7,388 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,248 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $28,971. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

FMR or its affiliates agreed to waive certain fees during the period as noted in the table below.

Initial Class	$ 6,023
Service Class	2,558
Service Class 2	10,880
Investor Class	4,147
$ 23,608

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $41,480 for the period.

Annual Report

Notes to Financial Statements - continued

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2010	2009
From net investment income
Initial Class	$ 442,492	$ 260,050
Service Class	142,647	99,985
Service Class 2	431,373	291,084
Investor Class	261,941	142,792
Total	$ 1,278,453	$ 793,911
Tax Return of Capital
Initial Class	$ -	$ 107,035
Service Class	-	41,152
Service Class 2	-	119,806
Investor Class	-	58,771
Total	$ -	$ 326,764

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2010	2009	2010	2009
Initial Class
Shares sold	2,501,187	2,445,869	$ 21,250,203	$ 15,207,151
Reinvestment of distributions	46,141	50,120	442,492	367,085
Shares redeemed	(3,150,871)	(3,230,297)	(26,092,333)	(19,462,964)
Net increase (decrease)	(603,543)	(734,308)	$ (4,399,638)	$ (3,888,728)
Service Class
Shares sold	1,049,158	2,559,743	$ 9,061,518	$ 16,221,105
Reinvestment of distributions	14,906	19,371	142,647	141,137
Shares redeemed	(1,729,159)	(2,557,853)	(14,276,958)	(15,913,336)
Net increase (decrease)	(665,095)	21,261	$ (5,072,793)	$ 448,906
Service Class 2
Shares sold	5,715,026	6,409,706	$ 48,723,280	$ 40,869,165
Reinvestment of distributions	44,702	56,801	431,373	410,890
Shares redeemed	(7,112,873)	(5,851,653)	(59,410,945)	(35,855,673)
Net increase (decrease)	(1,353,145)	614,854	$ (10,256,292)	$ 5,424,382
Investor Class
Shares sold	2,535,356	2,778,379	$ 21,780,728	$ 17,827,008
Reinvestment of distributions	27,400	27,667	261,941	201,563
Shares redeemed	(2,566,473)	(2,291,927)	(21,112,448)	(14,530,682)
Net increase (decrease)	(3,717)	514,119	$ 930,221	$ 3,497,889

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 43% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 24% of the total outstanding shares of the fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and Shareholders of VIP Value Strategies Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Value Strategies Portfolio (the Fund), a fund of Variable Insurance Products Fund, including the schedule of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Value Strategies Portfolio as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 408 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (47)

Year of Election or Appointment: 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Initial Class, Service Class, Service Class 2, and Investor Class designates 100% of the dividend distributed in December during the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Value Strategies Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP Value Strategies Portfolio

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Initial Class of the fund was in the first quartile for the one-year period, the third quartile for the three-year period, and the fourth quartile for the five-year period. The Board also noted that the investment performance of Initial Class of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Value Strategies Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Initial Class, Investor Class, and Service Class ranked below its competitive median for 2009 and the total expenses of Service Class 2 ranked above its competitive median for 2009. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

VIPVS-ANN-0211
1.781994.108

Item 2. Code of Ethics

As of the end of the period, December 31, 2010, Variable Insurance Products Fund III (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Balanced Portfolio, Dynamic Capital Appreciation Portfolio, Growth & Income Portfolio, Growth Opportunities Portfolio, Growth Strategies and Value Strategies Portfolio (the "Funds"):

Services Billed by Deloitte Entities

December 31, 2010 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Balanced Portfolio	$52,000	$-	$5,900	$-
Dynamic Capital Appreciation Portfolio	$33,000	$-	$5,600	$-
Growth & Income Portfolio	$44,000	$-	$5,600	$-
Growth Opportunities Portfolio	$42,000	$-	$4,500	$-
Growth Strategies Portfolio	$28,000	$-	$5,700	$-
Value Strategies Portfolio	$41,000	$-	$6,400	$-

December 31, 2009 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Balanced Portfolio	$52,000	$-	$5,900	$-
Dynamic Capital Appreciation Portfolio	$34,000	$-	$5,600	$-
Growth & Income Portfolio	$44,000	$-	$5,600	$-
Growth Opportunities Portfolio	$43,000	$-	$4,800	$-
Growth Strategies Portfolio	$29,000	$-	$5,600	$-
Value Strategies Portfolio	$45,000	$-	$8,000	$-

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Mid Cap Portfolio (the "Fund"):

Services Billed by PwC

December 31, 2010 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Mid Cap Portfolio	$57,000	$-	$3,000	$5,900

December 31, 2009 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Mid Cap Portfolio	$59,000	$-	$3,000	$5,900

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	December 31, 2010A	December 31, 2009A
Audit-Related Fees	$645,000	$725,000
Tax Fees	$-	$-
All Other Fees	$840,000	$515,000

A Amounts may reflect rounding.

Services Billed by PwC

	December 31, 2010A	December 31, 2009A
Audit-Related Fees	$2,505,000	$2,655,000
Tax Fees	$-	$-
All Other Fees	$510,000	$-

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	December 31, 2010 A	December 31, 2009 A
PwC	$5,020,000	$4,550,000
Deloitte Entities	$1,615,000	$1,275,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Variable Insurance Products Fund III

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	February 22, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	February 22, 2011
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	February 22, 2011